                                                                Exhibit 10.49




                           __________________________




                              AMENDED AND RESTATED
                         MASTER REIMBURSEMENT AGREEMENT
                              (POOL-1 PROPERTIES)


                          DATED AS OF DECEMBER 1, 1996


                                 BY AND BETWEEN



                     FEDERAL NATIONAL MORTGAGE ASSOCIATION

                                      AND

                             AMBASSADOR VIII, L.P.




                           __________________________

                              TABLE OF CONTENTS


                                                               Page
                                                               ----
                                  ARTICLE I.
                  DEFINITIONS ..................................  3
SECTION 1.1  General Interpretative Principles .................  3
SECTION 1.2  Defined Terms .....................................  4
SECTION 1.3  Interpretation .................................... 36

                                  ARTICLE II.
              REPRESENTATIONS, WARRANTIES AND COVENANTS ........ 36
SECTION 2.1  Representations and Warranties of Owner ........... 36
     2.1.1   Due Organization; Ownership Structure ............. 36
     2.1.2   Power and Authority ............................... 38
     2.1.3   Due Authorization ................................. 38
     2.1.4   Valid and Binding Obligations ..................... 38
     2.1.5   Non-contravention; No Liens ....................... 38
     2.1.6   Pending Litigation or other Proceedings ........... 39
     2.1.7   Solvency .......................................... 39
     2.1.8   [Intentionally Omitted] ........................... 40
     2.1.9   Title ............................................. 40
     2.1.10  Compliance with Existing Bond Issues and Existing
             Security Instruments .............................. 40
     2.1.11  Compliance with Tax Certificates .................. 41
     2.1.12  Compliance with Regulatory Agreements ............. 41
     2.1.13  Taxes ............................................. 41
     2.1.14  Zoning ............................................ 41
     2.1.15  Liability for Hazardous Substances ................ 41
     2.1.16  Prohibited Activities or Conditions ............... 42
     2.1.17  Hazardous Materials Laws .......................... 42
     2.1.18  Leases ............................................ 42
     2.1.19  Rent Roll ......................................... 43
     2.1.20  Status of Landlord under Leases ................... 43
     2.1.21  Enforceability of Leases .......................... 43
     2.1.22  No Lease Options .................................. 43
     2.1.23  Insurance ......................................... 43
     2.1.24  Tax Parcels ....................................... 44
     2.1.25  Encroachments ..................................... 44
     2.1.26  Independent Unit .................................. 44
     2.1.27  Condition of the Properties ....................... 44
     2.1.28  No Contractual Defaults ........................... 45
     2.1.29  Compliance with the Transaction Documents ......... 45
     2.1.30  ERISA ............................................. 45

                                     (i)

                                                               Page
                                                               ----

     2.1.31  Official Statement ................................ 45
     2.1.32  Ownership; REIT Status ............................ 46
     2.1.33  Financial Information ............................. 46
     2.1.34  Accuracy of Information ........................... 46
     2.1.35  No Conflicts of Interest .......................... 47
     2.1.36  Government Approvals .............................. 47
     2.1.37  Governmental Orders ............................... 47
     2.1.38  No Reliance ....................................... 47
     2.1.39  Arbitrage Bonds ................................... 47
     2.1.40  Compliance with Applicable Law .................... 48
     2.1.41  Contracts with Affiliates ......................... 48
SECTION 2.2  Affirmative Covenants of Owner .................... 48
     2.2.1   Compliance with Agreements ........................ 48
     2.2.2   Maintenance of Existence .......................... 48
     2.2.3   Maintenance of REIT Status; Ownership Structure ... 48
     2.2.4   Financial Statements; Accountants' Reports; Other
             Information ....................................... 49
     2.2.5   Certificate of Compliance ......................... 51
     2.2.6   Maintain Licenses ................................. 51
     2.2.7   Access to Records; Discussions With Officers and
             Accountants ....................................... 51
     2.2.8   Inform Fannie Mae and Servicer of Material Events.. 52
     2.2.9   Single-Purpose Entities ........................... 53
     2.2.10  Inspection ........................................ 53
     2.2.11  Compliance with Applicable Laws ................... 53
     2.2.12  Warranty of Title ................................. 53
     2.2.13  Defense of Actions ................................ 53
     2.2.14  Property Management; Maintenance of Properties .... 54
     2.2.15  Alterations to the Properties ..................... 55
     2.2.16  ERISA ............................................. 55
     2.2.17  Taxes ............................................. 55
     2.2.18  Leases ............................................ 56
     2.2.19  Outside Director Requirements ..................... 56
     2.2.20  Compliance with Regulatory Agreements ............. 57
     2.2.21  Further Assurances ................................ 57
SECTION 2.3  Negative Covenants of Owner ....................... 57
     2.3.1   Other Activities .................................. 57
     2.3.2   No Amendments to Transaction Document ............. 58
     2.3.3   [Intentionally Omitted] ........................... 58
     2.3.4   Value of Security ................................. 58
     2.3.5   Zoning ............................................ 58
     2.3.6   Liens ............................................. 59
     2.3.7   Sale............................................... 59

                                     (ii)

                                                               Page
                                                               ----

     2.3.8   Use of Proceeds ................................... 59
     2.3.9   Indebtedness ...................................... 59
     2.3.10  [Intentionally Omitted] ........................... 59
     2.3.11  Principal Place of Business ....................... 59
SECTION 2.4  Certain Bond Matters .............................. 59
     2.4.1   Monitoring Compliance ............................. 59
     2.4.2   Removal of Remarketing Agent ...................... 60
     2.4.3   Changes in Remarketing Agent or Remarketing
             Agreement ......................................... 60
     2.4.4   Continuing Disclosure ............................. 60
     2.4.5   Assignment of Rights to the Trustee ............... 60
     2.4.6   Interest Reserve Requirement; Principal Reserve
             Fund .............................................. 61
     2.4.7   Prepayment of a Mortgage Loan ..................... 61
     2.4.8   Fixed Rate; Reset Rate ............................ 62
     2.4.9   Principal Reserve Fund ............................ 63
SECTION 2.5  Owner's Financial Covenants ....................... 63
     2.5.1   Financial Covenants with Respect to Affiliates .... 64
     2.5.2   Financial Covenants with Respect to Lock-Box System 64
     2.5.3   Financial Covenants with Respect to Use of Principal
             Reserve Funds ..................................... 65
     2.5.4   Owner's Right to Post Additional Collateral ....... 66
     2.5.5   Costs and Expenses of Financial Tests ............. 66

                                 ARTICLE III.
                        INTEREST RATE PROTECTION ............... 67
SECTION 3.1  Interest Rate Protection .......................... 67
     3.1.1   Interest Rate Modes ............................... 67
     3.1.2   Weekly Variable Rate Hedge Requirements ........... 67
     3.1.3   Reset Rate Hedge Requirements ..................... 67
     3.1.4   General Hedge Terms and Conditions ................ 68
     3.1.5   Swap Payment Terms ................................ 68
     3.1.6   Security Interest in Hedge Payments ............... 68
     3.1.7   Change in Hedge ................................... 69
     3.1.8   Termination ....................................... 69
     3.1.10  Fannie Mae Right to Convert to Reset Rate, Fixed
             Rate  ............................................. 69
SECTION 3.2  Pool Hedge For Initial Hedge Period ............... 70

                                 ARTICLE IV.
               FANNIE MAE REIMBURSEMENT; FEES; INDEMNIFICATION.. 71
SECTION 4.1  Reimbursement Obligations Under Related Fannie Mae
             Collateral Agreements ............................. 71


                                    (iii)
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                                                                           Page
                                                                           ----

      4.1.1    Reimbursement Obligations Under Related Fannie Mae
               Collateral Agreements .......................................  71
      4.1.2    Credits Relating to Remarketing Proceeds and the Cancellation
               of Purchased Bonds ..........................................  72
      4.1.3    Funds Deemed Advanced Under Related Fannie Mae Collateral
               Agreements ..................................................  72
  SECTION 4.2  Fees and Expenses ...........................................  73
  SECTION 4.3  Payment of Fees and Expenses ................................  74
      4.3.1    Bond Fees ...................................................  74
      4.3.2    Fannie Mae Advances .........................................  75
      4.3.3    Prepayment Premium  .........................................  75
  SECTION 4.4  Facility and Activity Fees ..................................  75
      4.4.1    Facility Fee ................................................  75
      4.4.2    Activity Fee ................................................  76
  SECTION 4.5  Indemnification .............................................  77
      4.5.1    Indemnification .............................................  77
      4.5.2    Additional Indemnification ..................................  78
      4.5.3    Survival ....................................................  80
  SECTION 4.6  Liability of Owner ..........................................  80
  SECTION 4.7  Fannie Mae and Servicer Not Liable ..........................  81
  SECTION 4.8  Waivers and Consents ........................................  81
  SECTION 4.9  Subrogation .................................................  82
  SECTION 4.10 Application of Payments .....................................  82
  SECTION 4.11 Pledge of Rights to Certain Funds and Investments ...........  82
  SECTION 4.12 Purchased Bonds/Borrower Bonds ..............................  83
      4.12.1   Purchased Bonds .............................................  83
      4.12.2   Borrower Bonds ..............................................  83
  SECTION 4.13 Cash Collateral .............................................  83
  SECTION 4.14 Nonrecourse Obligations .....................................  84
  SECTION 4.15 Application for Related Fannie Mae Collateral Agreements ....  86

                                  ARTICLE V.
SUBSTITUTION, RELEASE AND ADDITION OF PROPERTIES ...........................  87
  SECTION 5.1  Allocable Facility Amount ...................................  87
  SECTION 5.2  Substitution of Additional Mortgaged Properties .............  87
  SECTION 5.3  Release of Properties .......................................  88
  SECTION 5.4  Addition of New Properties to the Credit Facility ...........  89
  SECTION 5.5  Certain Permitted Transfers .................................  91
  SECTION 5.6  Credit Enhancement of Crossings at Bellevue Project .........  93

                                 ARTICLE VI.


                                     (iv)



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                                                                           Page
                                                                           ----
        SERVICING; REPLACEMENT OF CREDIT ENHANCEMENT ....................    98
  SECTION 6.1  Servicing ................................................    98
  SECTION 6.2  Replacement of Fannie Mae Credit Enhancement .............    99

                                 ARTICLE VII.
EVENTS OF DEFAULT AND REMEDIES ..........................................   100
  SECTION 7.1  Events of Default ........................................   100
  SECTION 7.2  Remedies .................................................   104

                                ARTICLE VIII.
                               MISCELLANEOUS ............................   108
  SECTION 8.1  Waivers, Amendments ......................................   108
  SECTION 8.2  Survival of Representation and Warranties ................   108
  SECTION 8.3  Notices ..................................................   108
  SECTION 8.4  Payment Procedure ........................................   110
  SECTION 8.5  Continuing Obligation ....................................   110
  SECTION 8.6  Satisfaction Requirement .................................   110
  SECTION 8.7  Consent of Fannie Mae ....................................   111
  SECTION 8.8  Governing Law ............................................   111
  SECTION 8.9  Jurisdiction, Consent to Service .........................   111
  SECTION 8.10 Waivers of Jury Trial ....................................   112
  SECTION 8.11 Counterparts .............................................   112
  SECTION 8.12 Severability .............................................   112
  SECTION 8.13 Business Days ............................................   113
  SECTION 8.14 Entire Agreement .........................................   113
  SECTION 8.15 Headings .................................................   113
  SECTION 8.16 [Intentionally Omitted] ..................................   113
  SECTION 8.17 Assignment; Transfers; Third-Party Rights ................   113
  SECTION 8.18 Waiver of Claims .........................................   113
  SECTION 8.19 Disclaimer; Acknowledgements .............................   114
  SECTION 8.20 Conflicts Between Agreements .............................   114
  SECTION 8.21 No Novation ..............................................   114

                                     (v)
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EXHIBITS AND SCHEDULES:

EXHIBIT A          BOND PROPERTIES; ISSUERS AND RELATED INFORMATION
EXHIBIT B          ADDITIONAL MORTGAGED PROPERTIES
EXHIBIT C          SCHEDULE OF TRANSACTION DOCUMENTS
EXHIBIT D          FORM OF INTEREST RATE HEDGE SECURITY AGREEMENT
EXHIBIT E          FORM OF NEW PROPERTY CONFIRMATION
EXHIBIT F          DIAGRAM OF OWNERSHIP STRUCTURE
EXHIBIT G          FORM OF CERTIFICATE OF COMPLIANCE
EXHIBIT H          POOL HEDGE
SCHEDULE 1.2(a)    PERMITTED LIENS
SCHEDULE 1.2(b)    SCHEDULE OF MANAGEMENT AGREEMENTS
SCHEDULE 2.1.5     SCHEDULE OF CERTAIN APPLICABLE LAWS, LIENS AND CONTRACTS
SCHEDULE 2.1.6     SCHEDULE OF LITIGATION
SCHEDULE 2.1.14    SCHEDULE OF SPECIAL ZONING OR USE EXCEPTIONS, VARIANCES
                   OR APPROVALS OF NON-CONFORMING USES
SCHEDULE 2.1.16    SCHEDULE OF ENVIRONMENTAL REPORTS
SCHEDULE 2.1.18    SCHEDULE OF LEASES FOR COMMERCIAL OR OTHER NON-
                   RESIDENTIAL USE
SCHEDULE 2.1.26    SCHEDULE OF CERTAIN PROPERTY/TITLE DISCLOSURES
SCHEDULE 2.1.28    SCHEDULE OF CONTRACTUAL DEFAULTS
SCHEDULE 3.2(a)    DESCRIPTION OF POOL HEDGE


                                     (vi)
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                              AMENDED AND RESTATED
                         MASTER REIMBURSEMENT AGREEMENT

                 THIS AMENDED AND RESTATED MASTER REIMBURSEMENT AGREEMENT is made and entered into as of this 1st day of December, 1996, by and between FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FANNIE MAE"), a corporation duly organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. Section 1716 et. seq., and AMBASSADOR VIII, L.P., ("OWNER"), a limited partnership duly organized and existing under the laws of Delaware.
The meanings of initially capitalized terms used herein and not defined are set forth in section 1.2.

                                    RECITALS

                 WHEREAS, Owner owns each of the two (2) multifamily housing projects described on Exhibit A as (i) Shallow Creek Apartments, Bexar County, Texas and (ii) The Mills Apartments, Harris County, Texas (collectively, the "EXISTING TEXAS BOND PROPERTIES");

                 WHEREAS, in addition to the Existing Texas Bond Properties, Owner owns each of the eleven (11) multifamily housing projects described in Exhibit A (the "ADDITIONAL BOND PROPERTIES"), which Additional Bond Properties are financed by eleven (11) existing issues of tax-exempt housing bonds (each an "EXISTING BOND ISSUE"; and collectively, the "EXISTING BOND ISSUES") in accordance with certain existing trust indentures (each an "EXISTING INDENTURE"; and collectively, the "EXISTING INDENTURES");

                 WHEREAS, as contemplated in that certain Master Reimbursement Agreement dated as of November 1, 1996 by and between Owner and Fannie Mae (the "EXISTING TEXAS REIMBURSEMENT AGREEMENT"), Fannie Mae has provided credit enhancement and liquidity support for each issuer of Related Bonds with respect to the Existing Texas Properties, pursuant to the terms of the Related Fannie Mae Collateral Agreements with respect to such properties;

                 WHEREAS, each of the Existing Bond Issues is supported by a first priority mortgage, deed of trust or deed to secure debt (each an "EXISTING SECURITY INSTRUMENT"; and collectively, the "EXISTING SECURITY INSTRUMENTS") and mortgage note secured thereby (each an "EXISTING MORTGAGE NOTE"; and collectively, the "EXISTING MORTGAGE NOTES");

                 WHEREAS, each Issuer with respect to each Additional Bond Property has received a request from Owner to agree to a refinancing (each a "REFINANCING TRANSACTION") either by the issuance of new bonds under the Related Act or by the substitution of credit enhancement and liquidity support, in either case, to refinance such Additional Bond Property by the current refunding or the remarketing of the Existing Bond Issue with respect to such Additional Bond Property;

                 WHEREAS, each Issuer has determined that the Refinancing Transaction and the funding of the Mortgage Loan relating thereto or the substitution of the Mortgage Loan relating thereto for the existing mortgage loan arrangements will promote and serve the intended purposes of, and in all respects will conform to the provisions and requirements of, the Related Act;

                 WHEREAS, in order to assist in the Refinancing Transaction for each Additional Bond Property, the Issuer with respect to each Bond Property is issuing and selling or agreeing to the remarketing of the Related Bonds and the funding or refinancing of the Mortgage Loan with respect to each such Additional Bond Property;

                 WHEREAS, each Mortgage Loan will be (a) made or amended in accordance with the requirements of Fannie Mae and the Issuer, (b) evidenced by the Related Mortgage Note, (c) secured by the Related Bond Mortgage, and (d) otherwise secured by the other Related Bond Documents;

                 WHEREAS, the Related Mortgage Note, the Related Bond Mortgage and the other Related Bond Documents with respect to each Additional Bond Property will be executed by Owner in favor of the Issuer with respect to such Additional Bond Property;

                 WHEREAS, immediately following the origination or refinancing of the Mortgage Loans, the Issuer with respect to each Additional Bond Property will, pursuant to an Assignment, assign the Mortgage Loan, the Related Mortgage Note and the Related Bond Mortgage, together with certain other collateral, to the Related Trustee and Fannie Mae as their interests may appear;

                 WHEREAS, Fannie Mae has agreed to provide credit enhancement and liquidity support for the Related Bonds with respect to each Additional Bond Property pursuant to and in accordance with the terms of a Related Fannie Mae Collateral Agreement with the Related Trustee;

                 WHEREAS, Owner owns the multifamily housing project located in Nashville, Davidson County, Tennessee, and commonly known as Crossings at Bellevue (the "CROSSINGS AT BELLEVUE PROJECT");

                 WHEREAS, in consideration of Fannie Mae entering into the Related Fannie Mae Collateral Agreements and in order to further evidence and secure Owner's obligations to Fannie Mae, Owner has agreed, among other things:
(i) to renew the obligations evidenced by the Existing Texas Reimbursement Agreement by amending, restating and consolidating the Existing Texas Reimbursement Agreement so as to constitute one Master Reimbursement Agreement with respect to the Existing Texas Bond Properties and the New Bond Properties,
(ii) to grant Fannie Mae second priority mortgages, deeds to secure debt and deeds of trust on the Bond Properties and the Crossings at Bellevue Project,
(iii) to grant Fannie Mae security interests in certain cash collateral, (iv) to pay certain fees to Fannie Mae and Servicer, and (v) to reimburse Fannie Mae for amounts advanced to the Related Trustees pursuant to the Related Fannie Mae Collateral

Agreements or otherwise advanced in accordance with this Agreement and the other Transaction Documents; and

                 WHEREAS, it is a condition to the execution and delivery of the Related Fannie Mae Collateral Agreements with respect to the Additional Bond Properties by Fannie Mae that Owner enter into this Agreement.

                 NOW THEREFORE, in consideration of the mutual covenants and undertakings set forth herein, the payment of certain fees to Fannie Mae and Servicer, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by Fannie Mae and Owner, the parties hereto agree that the Existing Reimbursement Agreement is hereby renewed, amended, restated and consolidated herewith so as to evidence a single Master Reimbursement Agreement which reads as follows:


                                   ARTICLE I.
                                  DEFINITIONS


         SECTION 1.1      GENERAL INTERPRETATIVE PRINCIPLES.

                 For purposes of this Agreement, except as otherwise provided or unless the context otherwise requires:

                 (a) the terms defined in section 1.2 have the meanings assigned to them in section 1.2 and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

                 (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

                 (c) references herein to "sections," "subsections," "paragraphs" and other subdivisions without reference to a document are to designated sections, subsections, paragraphs and other subdivisions of this Agreement;

                 (d) a reference to a subsection without further reference to a section is a reference to such subsection as contained in the same section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions;

                 (e) a reference to an Exhibit or a Schedule without a further reference to the document to which the Exhibit or Schedule is attached is a reference to an Exhibit or Schedule to this Agreement;

                 (f) a reference to Fannie Mae forms, guides, memos, updates or announcements shall mean such Fannie Mae forms, guides, memos, updates or announcements as the same may be amended, supplemented, otherwise modified, superseded or replaced from time to time;

                 (g) the words "attorneys' fees and expenses," "legal fees and expenses," "attorneys' fees and costs," "attorneys' fees and court costs," and other words of similar import are deemed to include any actual costs and expenses incurred by Fannie Mae's and/or Servicer's respective in-house counsel (unless otherwise expressly limited where used);

                 (h) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision;

                 (i) the word "including" means "including, but not limited to;" and

                 (j) references to "knowledge" of any Ambassador Party shall mean the actual knowledge of (i) those persons principally involved in the negotiation, implementation and administration of this Agreement and the transactions contemplated hereunder, including Adam Peterson and Laura Kaak,
(ii) all senior officers of each Ambassador Party, including any officer holding the position of, or position equivalent to, Chairman, President, Senior Vice President, Executive Vice President, Chief Financial Officer, Chief Accounting Officer, Secretary or Treasurer, and (iii) with respect to any particular factual matter, the employees of any Ambassador Party with significant responsibility for such factual matter and the employees and officers to whom such employees report, including, by way of example only, (A) with respect to a representation or warranty relating to the physical condition of a Property, the area manager for such Property (but not the property manager, maintenance or other personnel reporting to the area manager, unless such other personnel would be included by virtue of any of clauses (i) through
(iii) of this subsection 1.1(j)) and the employees and officers to whom such property manager reports, and (B) with respect to a representation or warranty relating an environmental condition of a Property, the environmental officer or other individual employed by an Ambassador Party who is responsible for overseeing, evaluating or advising senior management with respect to environmental matters similar to the relevant environmental condition, and the employees and officers to whom such environmental officer or other individual reports.

         SECTION 1.2      DEFINED TERMS.

                 For all purposes of this Agreement, the following terms shall have the respective meanings set forth below:

         "ACTIVITY FEE" shall have the meaning given that term in section
4.4.2.

         "ACTIVITY RATE" means the prime rate of interest as reported from day to day in The Wall Street Journal as the base rate on corporate loans posted by at least seventy-five percent (75%) of the nation's thirty (30) largest banks plus two percent (2%) per annum. The Activity Rate will be based on the rate reported on the applicable publication date as determined above, notwithstanding the fact that such reported rate shall be the prime rate for the preceding business day. If such rate is no longer available, then the Activity Rate shall mean the average base rate or prime rate of interest of any three (3) "Money Center" banks designated by Fannie Mae, plus two percent (2%) per annum.

         "ADDITIONAL BOND PROPERTIES" shall have the meaning given that term in the Recitals to this Agreement.

         "ADDITIONAL INTERIM CASH COLLATERAL" shall have the meaning given to such term in the Cash Collateral Agreement.

         "ADDITIONAL MORTGAGED PROPERTIES" means each Multifamily Residential Property (together with the improvements and fixtures located thereon), described in Exhibit B, if any. "ADDITIONAL MORTGAGED PROPERTIES" shall also include each New Additional Property from and after the date of its addition to the Fannie Mae Credit Facility, and shall exclude each Released Property (which prior to such substitution or release, as applicable, was an Additional Mortgaged Property), from and after the date of such substitution or release. "ADDITIONAL MORTGAGED PROPERTY" means any one of the foregoing, individually.

         "ADVANCE" means the payment or deemed payment of any monies, from the cash flow or the redemption of mortgages pledged by Fannie Mae or otherwise, by Fannie Mae to a Related Trustee pursuant to the terms of a Related Fannie Mae Collateral Agreement.

         "AFFILIATE", as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, partnership interests or by contract or otherwise.

         "AGGREGATE DEBT SERVICE" means, at any time, the aggregate scheduled debt service due on all of the Mortgage Loans for the applicable period, assuming that the scheduled debt service due on each Mortgage Loan is equal to interest at the Underwriting Rate, plus all payments required to be made to the Principal Reserve Funds during the applicable period; provided, however, that if the Pass-Through Rate (as such term is defined in the Related Mortgage Notes) on the Mortgage Loans has been converted to a Fixed Rate which is to remain in effect until maturity of the Mortgage Loans, then the assumed scheduled debt service shall be equal to interest at such actual Fixed Rate with respect to each such Mortgage Loan plus interest payable at the

"Set Rate" set forth in each Related Mortgage Note plus all payments required to be made to the Principal Reserve Fund during the applicable period.

         "AGGREGATE DEBT SERVICE COVERAGE RATIO" means, at any time, the ratio of:

         (a) the aggregate of the Net Operating Income for the applicable period for all of the Properties plus all Pool-3 Net Operating Income, plus the interest income actually earned with respect to the Release Price Cash Collateral, if any, the Permanent Cash Collateral, if any, and the Shortfall Cash Collateral, if any, held by Fannie Mae during the applicable period; to

         (b) the Pool-3 Debt Service for the applicable period plus the Aggregate Debt Service for the applicable period.

As of the Fannie Mae Facility Closing Date, Fannie Mae and Servicer have calculated that the Aggregate Debt Service Coverage Ratio for the twelve (12) month period ending on October 31, 1996 is equal to or greater than 1.31:1.

         "AGGREGATE FACILITY AMOUNT" means at any time the total amount of all Facility Amounts.

         "AGGREGATE LOAN TO VALUE RATIO" means, at any time, the ratio (expressed as a percentage) of:

         (a)     the Aggregate Facility Amount plus the Pool-3 Facility Amount;
                 to

         (b) (i) the aggregate of the Values for all of the Properties, plus (ii) the Value of the Pool-3 Property, plus (iii) the amounts contained in the Principal Reserve Fund with respect to each Mortgage Loan (excluding interest earnings), plus (iv) the amounts contained in the Pool-3 Principal Reserve Fund with respect to each Pool-3 Mortgage Loan (excluding interest earnings), plus (v) the aggregate amount of the Release Price Cash Collateral (excluding interest earnings), if any, and the Cash Collateral (excluding interest earnings), if any held by Fannie Mae at such time.

As of the Fannie Mae Facility Closing Date, Fannie Mae and Servicer have calculated that the Aggregate Loan to Value Ratio for the twelve (12) month period ending on October 31, 1996 is equal to or less than eighty-five percent (85%).

         "AGREEMENT" means this Amended and Restated Master Reimbursement Agreement (Pool-1 Properties), as amended, supplemented, or otherwise modified or amended and restated from time to time in accordance with its terms.

         "ALLOCABLE FACILITY AMOUNT" means the portion of the Aggregate Facility Amount allocated to a particular Property by Fannie Mae in accordance with section 5.1.

         "ALLOCATED CASH COLLATERAL" means, with respect to each Bond Property, the portion of the aggregate amount of all Permanent Cash Collateral, if any, and all Release Price Cash Collateral, if any, allocable to such Bond Property on a pro rata basis, as determined by Fannie Mae.

         "ALTERATIONS" shall mean the meaning given to such term in section 2.2.15.

         "ALTERNATE CREDIT FACILITY", with respect to particular Related Bonds, shall have the meaning given that term in the Related Indenture.

         "ALTERNATIVE DSC SHORTFALL COLLATERAL" shall have the meaning given to such term in section 2.5.4.

         "AMBASSADOR REIT" means Ambassador Apartments, Inc., a Maryland corporation.

         "AMBASSADOR PARTY" means any of Owner, Pool-2 Owner, Pool-3 Owner, General Partner, Operating Partnership or Ambassador REIT and "AMBASSADOR PARTIES" means all such Persons, collectively.

         "APPLICABLE LAW" means (a) all applicable provisions of all constitutions, statutes, rules, regulations and orders of all governmental bodies, all Governmental Approvals and all applicable orders, judgments and decrees of all courts and arbitrators, (b) all zoning, building, environmental and other laws, ordinances, rules, regulations and restrictions of any Governmental Authority affecting the ownership, management, use, operation, maintenance or repair of any Property, including the Americans with Disabilities Act (if applicable), the Fair Housing Amendment Act of 1988 and Hazardous Materials Laws, (c) any building permits or any conditions, easements, rights-of-way, covenants, restrictions of record or any recorded or unrecorded agreement affecting or concerning any Property including planned development permits, condominium declarations, and reciprocal easement and regulatory agreements with any Governmental Authority, (d) all laws, ordinances, rules and regulations, whether in the form of rent control, rent stabilization or otherwise, that limit or impose conditions on the amount of rent that may be collected from the units of any Property, and (e) all terms of any insurance policy that Owner is required to maintain under the Mortgages, all requirements of the issuers of any such policy, and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters (or any body exercising similar functions) applicable to or affecting the operation or use of any Property or the consummation of the transactions to be effected by this Agreement or any of the other Transaction Documents.

         "APPRAISALS" means appraisals of the Properties in form and substance satisfactory to Fannie Mae, conducted by an appraiser acceptable to Fannie Mae and under the standards set forth in the DUS Guide for new loans.

         "ASSETS" with respect to any Person, means any and all property, whether real, personal, tangible, intangible,or mixed, of such Person, or other assets owned, leased or operated by such Person.

         "ASSET SALE" means the sale by Ambassador REIT or any of its Affiliates to any Person other than Ambassador REIT or any of its majority owned Affiliates of (i) any of the stock of any of Ambassador REIT's Affiliates, (ii) substantially all of the assets of any division or line of business of Ambassador REIT or any of its Affiliates, or (iii) any other assets of Ambassador REIT or any of its Affiliates outside of the ordinary course of business.

         "ASSIGNMENT" means, individually, any Assignment of Note, Deed of Trust (or Deed to Secure Debt or Mortgage, as the case may be) and Other Loan Documents with respect to a Bond Property by an Issuer to the Related Trustee and Fannie Mae as their interests may appear, as such Assignment may be amended, supplemented or, otherwise modified or amended and restated from time to time in accordance with its terms. "ASSIGNMENTS" means every such Assignment, collectively.

         "ASSIGNMENT OF MANAGEMENT AGREEMENT" means, individually, any Assignment of Management Agreement with respect to a Property by and between Owner and Manager for the benefit of Fannie Mae, as such Assignment of Management Agreement may be amended, supplemented or, otherwise modified or amended and restated from time to time in accordance with its terms. "ASSIGNMENTS OF MANAGEMENT AGREEMENTS" means every such Assignment of Management Agreement, collectively.

         "BOND DOCUMENTS" means, collectively, the Related Bond Documents for all Bond Properties, and "BOND DOCUMENT" means any one of the foregoing, individually.

         "BOND FEES" shall have the meaning given that term in section 4.3.1.

         "BONDHOLDERS" with respect to any Related Bonds shall have the meaning given that term in the Related Indenture.

         "BOND MORTGAGE" means the first priority Security Instrument on each Bond Property securing the obligations of Owner under and with respect to the Related Mortgage Note and the related Mortgage Loan, and "BOND MORTGAGES" means every such Bond Mortgage, collectively.

         "BOND PROPERTIES" means the real properties (including all ancillary and appurtenant rights), together with the improvements and fixtures located thereon, described in Exhibit A. "Bond Properties" shall also include each New Bond Property from and after the date of its addition to the Fannie Mae Credit Facility, and shall exclude each Released Property (which prior to its substitution or release, as applicable, was a Bond Property), from and after the date of such substitution or release. "BOND PROPERTY" means any one of the foregoing, individually.

         "BOND PROPERTY LOAN DOCUMENT" means, with respect to a Mortgage Loan, any of the documents, agreements or instruments granting, evidencing or securing such Mortgage Loan, including the Related Mortgage Note, the Related Mortgages, the title policy, UCC fixture filings and financing statements (in each case relating to such Mortgage Loan) and the Assignment with respect to such Mortgage Loan, as each such document, agreement or instrument may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its respective terms, and "BOND PROPERTY LOAN DOCUMENTS" means every such Bond Property Loan Document with respect to such Mortgage Loan, collectively.

         "BONDS" means, collectively, the Related Bonds for all Bond
Properties.

         "BOND TRANSACTION CLOSING DATE" with respect to a particular issue of Related Bonds, means the date the Facility with respect to such Related Bonds is initially provided by Fannie Mae.

         "BORROWER ACCOUNT" means, the "BORROWER ACCOUNT" identified in the Lock-Box Agreement.

         "BUSINESS DAY" means any day, other than (a) a Saturday or a Sunday,
(b) any day on which banking institutions located in the City of New York, New York or the city in which the principal office of Servicer is located are required or authorized by law to close, (c) a day on which The New York Stock Exchange is closed, or (d) any day on which Fannie Mae is closed.

         "CAP" means an interest rate cap, and includes an interest rate cap which has its first "calculation period" commencing on the last day of a Reset Period which commences on or after the date such cap was obtained (i.e. a "future" cap).

         "CAPITALIZED LEASE" means any lease of any property (real, personal or mixed), the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee or to be otherwise disclosed as such in a note to such balance sheet and "CAPITALIZED LEASES" means every such Capitalized Lease of such Person collectively.

         "CAPITALIZED LEASE OBLIGATIONS" with respect to any Person, means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP.

         "CASH COLLATERAL AGREEMENT" means that certain Cash Collateral, Pledge, Security and Custody Agreement dated as of December 1, 1996 by and between Owner, Fannie Mae and the

Cash Collateral Custodian, as such agreement may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms.

         "CASH COLLATERAL" shall have the meaning given to the term "Collateral" in the Cash Collateral Agreement.

         "CASH COLLATERAL CUSTODIAN" means American National Bank and Trust Company of Chicago, in its capacity as custodian under the Cash Collateral Agreement, and its successors and assigns thereunder.

         "CASH MANAGEMENT NOTICE" shall have the meaning given to term in section 2.5.2.

         "CASH MANAGEMENT SYSTEM" shall have the meaning given to term in section 2.5.2.

         "CASUALTY", with respect to any Property, means any damage to, or destruction or loss of, all or any portion of the Property, whether by fire or other cause.

         "CENTRAL ACCOUNT" means the "Central Account" identified in the Lock-Box Agreement.

         "CERTIFICATE OF COMPLIANCE" means a certificate signed by the Senior Financial Officer of General Partner and Ambassador REIT and stating that, to the best knowledge of such Senior Financial Officer following reasonable inquiry, no Event of Default or Potential Event of Default has occurred, or if an Event of Default or Potential Event of Default has occurred, specifying the nature thereof, and otherwise in the form and substance of Exhibit G hereto.

         "CODE" means the Internal Revenue Code of 1954, as amended (the "1954 CODE") and the Internal Revenue Code of 1986, as amended (the "1986 CODE"), in each case to the extent made applicable to matters relating to the Bonds and/or the Properties by Section 1313(a) of the Tax Reform Act of 1986, and with respect to a specific section thereof such reference shall be deemed to include
(a) the applicable regulations promulgated or proposed under such section or any previous corresponding section, (b) any successor provision of similar import hereafter enacted, (c) any corresponding provision of any subsequent Internal Revenue Code and (d) the applicable regulations promulgated or proposed under the provisions described in (b) and (c).

         "COLLATERAL" means all cash, Government Obligations, assets and property, real and personal (including the Bond Properties, the Additional Mortgaged Properties, the Property Accounts, the Central Account, the Lock-Box Collateral, the Cash Collateral, Release Price Cash Collateral, the Shortfall Cash Collateral, the Alternative DSC Shortfall Collateral, the Pool-2 Stock Pledge Collateral, the Pool-2 Partnership Pledge Collateral, the Pool-3 Collateral, the Replacement Reserve Accounts and all funds contained in such accounts, the Hedges and Hedge Documents, and cash and any investments in the Principal Reserve Funds), pledged by Owner or any Affiliate of Owner pursuant to any Bond Document or any Mortgage Document or any other Transaction Document and the Proceeds thereof.

         "CONDEMNATION", with respect to any Property, means (a) any action or proceeding for the taking of the Property, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, by reason of any public improvement or condemnation proceeding, or in any other similar manner or (b) the conveyancing of any Property under the threat or contemplation of any action or proceeding described in clause (a).

         "CONDEMNATION PROCEEDS" means the proceeds of any Condemnation.

         "CONSOLIDATED INTANGIBLE ASSETS" means the amount (to the extent reflected in determining consolidated stockholders' equity) of (i) all write-ups in the book value of any asset owned by the Ambassador REIT or any Subsidiary, (ii) any amount, however designated on the balance sheet, representing the excess of the purchase price paid for assets or stock acquired over the value assigned thereto on the books of the Ambassador REIT or any Subsidiary, (iii) all unamortized debt discount, goodwill, patents, trademarks, service marks, trade names, copyrights, organization or developmental expenses and other intangible items, and (iv) all items that would be considered intangible assets under GAAP.

         "CONSOLIDATED INTEREST EXPENSE" means for any period, without duplication, the aggregate amount of interest which, in conformity with GAAP, would be set opposite the caption "interest expense" or any like caption on a consolidated income statement for the Ambassador REIT for such period, including, without limitation, imputed interest included on Capitalized Lease Obligations, all commissions, discounts and other fees and charges owed with respect to letters of credit, the net costs associated with Rate Hedging Obligations, the interest portion of any deferred payment obligation, amortization of discount or premiums, if any, and all other noncash interest expense, interest expense in unconsolidated Affiliates and 100% of any accrued, paid interest expense, other than interest and other charges amortized to cost of sales, plus the Ambassador REIT's pro rata share of interest expense in unconsolidated Affiliates and 100% of any accrued, paid interest incurred (without redundancy) on any obligation for which the Ambassador REIT is wholly or partially liable under repayment, interest carry, or performance guarantee, or other relevant liabilities. Consolidated Interest Expense shall not include any interest that is capitalized.

         "CONSOLIDATED NET INCOME" means, for any period, the net income (or loss) of the Ambassador REIT and its Subsidiaries (excluding equity in net earnings or loss of unconsolidated Affiliates) on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that there shall be excluded (a) the income (or loss) of any Person (other than Ambassador REIT or any of its Subsidiaries) that has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Ambassador REIT or any of its Subsidiaries by such Person during such period, (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Ambassador REIT or is merged into or consolidated with Ambassador REIT or any of its Subsidiaries or that Person's assets are acquired by Ambassador REIT or any of its Subsidiaries, (c) the income of any Subsidiary of Ambassador REIT to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (d) any after-tax gains or losses attributable to Asset Sales or returned surplus assets of any Plan, and (e) (to the extent not included in clauses (a) through (d) above) any net extraordinary gains or net non-cash extraordinary losses. For the purposes of determining Consolidated Net Income, Ambassador REIT shall expense (i) all costs associated with the re-leasing of apartment units, and (ii) a reserve for replacements equal to $150.00 per unit per year.

         "CONSOLIDATED TANGIBLE NET WORTH" means, as to the Operating Partnership, at any date, the sum of all capital accounts (including, any paid-in capital, capital surplus, retained earnings, and minority interests) determined on a consolidated basis in conformity with GAAP, plus increases in accumulated depreciation that occur subsequent to the date of this Agreement, less its Consolidated Intangible Assets.

         "CONTINGENT OBLIGATION" as to any Person (the "guaranteeing person"), means any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third person (the "primary obligor") in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation of any guaranteeing person shall be deemed to be the lesser of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Contingent Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Contingent Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by Owner in good faith.

         "CONTROLLED GROUP" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with Owner, are treated as a single employer under Section 414 of the Code.

         "CONTROL PERSON" shall have the meaning given to such term in section 4.5.2.

         "COUNTERPARTY" shall have the meaning given to such term in section 3.1.4.

         "CREDIT ENHANCEMENT COMPONENT" means, with respect to each issue of Related Bonds that is part of the Fannie Mae Credit Facility as of the date hereof, .56% per annum or 56 basis points, and with respect to each issue of Related Bonds with respect to each New Bond Property added to the Fannie Mae Credit Facility pursuant to section 5.4, section 5.6 or otherwise in accordance with the terms of this Agreement, the Credit Enhancement Component shall be the amount set forth in the New Property Confirmation with respect to such New Bond Property.

         "CROSSINGS AT BELLEVUE BOND TRANSACTION" shall have the meaning given to that term in section 5.6.1.

         "CROSSINGS AT BELLEVUE CREDIT ENHANCEMENT" shall have the meaning given to that term in section 5.6.1.

         "CROSSINGS AT BELLEVUE REFUNDING DOCUMENTS" shall have the meaning given to that term in section 5.6.2.

         "CROSSINGS AT BELLEVUE STAND-BY FEE" shall have the meaning given to that term in section 5.6.3.

         "CROSSINGS AT BELLEVUE ISSUER" means The Industrial Development Authority of the Metropolitan Government of Nashville and Davidson County.

         "CROSSINGS AT BELLEVUE PROJECT" shall have the meaning given to that term in the recitals to this Agreement.

         "CUSTODIAL ACCOUNT" shall have the meaning given that term in section 3.1.6.

         "DETERMINATION DATE" shall mean August 1st of each year during the term of this Agreement commencing with August 1, 1997.

         "DUS GUIDE" means the Fannie Mae Multifamily Delegated Underwriting and Servicing (DUS) Guide, as such DUS Guide may be amended, supplemented or otherwise modified from time to time, including by Lender Memos, Guide Updates and Guide Announcements (all references to Parts, Chapters, Sections and other subdivisions of the DUS Guide shall be deemed references to (a) the Parts, Chapters, Sections and other subdivisions in effect on the Fannie Mae Facility Closing Date and (b) any successor provisions to such Parts, Chapters, Sections and other subdivision).

         "EBITDA" means, for any period, without duplication, the following, all as determined on a consolidated basis for the Ambassador REIT in conformity with GAAP:

                 (a) the sum of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) charges against income for all federal, state and local taxes, (iv) depreciation expense, (v) amortization expense, (vi) other non-cash charges and expenses, (vii) earnings distributed by any unconsolidated Affiliates and, without duplication, the Ambassador REIT's share of undistributed earnings of any unconsolidated Affiliates from whom Fannie Mae has received satisfactory assurances that such share of earnings will be distributed to Ambassador REIT at least annually (all calculated in the same manner as in the case of consolidated Affiliates), and (viii) any losses (other than non-cash losses) arising outside of the ordinary course of business which have been included in the determination of Consolidated Net Income, less

                 (b) any gains arising outside of the ordinary course of business which have been included in the determination of Consolidated Net Income.

         "ENVIRONMENTAL CLAIM" means any notice of violation, claim, demand, abatement, order or other order or direction (conditional or otherwise) by any Person for any damage, including personal injury (including sickness, disease or death), tangible or intangible property damage, contribution, indemnity, indirect or consequential damages, damage to the environment, pollution, contamination or other adverse effects on the environment, removal, cleanup or remedial action or for fines, penalties or restrictions, resulting from or based upon (a) the existence or occurrence, or the alleged existence or occurrence, of a Hazardous Substance Activity or (b) the violation, or alleged violation, of any Hazardous Materials Laws in connection with any Property.

         "ENVIRONMENTAL REPORTS" means any Phase I or Phase II environmental report meeting the requirements of the DUS Guide, and any additional environmental report delivered to Servicer or Fannie Mae with respect to any Property under and pursuant to the terms of this Agreement.

         "ERISA" means the Employee Retirement Income Security Act of 1974 as amended from time to time.

         "EVENT OF DEFAULT" shall have the meaning given that term in section
7.1.

         "EXISTING BOND ISSUE" AND "EXISTING BOND ISSUES" shall have the respective meanings given those terms in the recitals to this Agreement.

         "EXISTING INDENTURE" and "EXISTING INDENTURES" shall have the respective meanings given such terms in the recitals to this Agreement.

         "EXISTING MORTGAGE NOTE" and "EXISTING MORTGAGE NOTES" shall have the respective meanings given such terms in the recitals to this Agreement.

         "EXISTING TEXAS BOND PROPERTIES" shall have the meaning given to such term in the Recitals to this Agreement.

         "EXISTING TEXAS REIMBURSEMENT AGREEMENT" shall have the meaning given to such term in the Recitals to this Agreement.

         "EXISTING SECURITY INSTRUMENT" and "EXISTING SECURITY INSTRUMENTS" shall have the respective meanings given such terms in the recitals to this Agreement.

         "FACILITY", with respect to particular Related Bonds, means the facility for credit enhancement of such Related Bonds by Fannie Mae and the Liquidity Commitment (as defined in the Related Fannie Mae Collateral Agreement) provided by Fannie Mae, subject and pursuant to the Related Fannie Mae Collateral Agreement.

         "FACILITY AMOUNT", with respect to particular Related Bonds, means the aggregate principal amount of such Related Bonds then outstanding.

         "FACILITY FEE" shall have the meaning set forth in section 4.4.1.

         "FANNIE MAE CREDIT FACILITY" means the credit enhancement and liquidity support of the Bonds provided by Fannie Mae subject and pursuant to the Related Fannie Mae Collateral Agreements.

         "FANNIE MAE FACILITY CLOSING DATE" means December [18], 1996.

         "FANNIE MAE TITLE COMMITMENTS" means the marked-up title insurance commitments or pro-forma title policies insuring the lien of the Reimbursement Mortgage with respect to each Property listed on Schedule 1.2(a).

         "FINANCING AGREEMENT", with respect to an issue of Related Bonds, shall have the meaning given that term in the Related Indenture and "FINANCING AGREEMENTS" means every such Financing Agreement, collectively.

         "FIXED RATE", with respect to particular Related Bonds, shall have the meaning give that term in the Related Indenture.

         "GAAP" means generally accepted accounting principles in effect in the United States from time to time.

         "GENERAL PARTNER" means Ambassador VIII, Inc., a Delaware corporation, a qualified real estate investment trust subsidiary of Ambassador REIT.

         "GOVERNMENT OBLIGATIONS", with respect to particular Related Bonds, shall have the meaning given that term in the Related Indenture.

         "GOVERNMENTAL ACTION" means any pending or, to the actual knowledge of Owner, threatened suit, proceeding, order, inquiry or opinion of any Governmental Authority involving any Property that alleges the violation of any Hazardous Materials Law.

         "GOVERNMENTAL APPROVAL" means an authorization, permit, consent, approval, license, registration or exemption from registration or filing with, or report to, any Governmental Authority.

         "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government having jurisdiction over any of the Properties or any Ambassador Parties, as applicable.

         "GP ARTICLES OF INCORPORATION" shall have the meaning set forth in section 2.1.1.

         "GP ORGANIZATIONAL DOCUMENTS" shall have the meaning set forth in section 2.1.1.

         "GROSS CASH FLOW" means, for any period, with respect to any of the Properties, all gross rents collected from or on behalf of tenants at such Property (other than unforfeited tenant security deposits), any other income, receipts or withdrawals from reserves (but only to the extent such reserves were included as Operating Expenses at the times they were set aside) derived from such Property (including from the use or operation thereof) without regard to its source, including tenant reimbursements for utilities, services and supplies, security deposit forfeitures, parking rents or fees, concessions and vending fees and laundry income and proceeds from rental interruption insurance, but excluding Insurance Proceeds (other than proceeds from rental interruption insurance), Condemnation Proceeds, proceeds from the sale of the Related Bonds, if any, unearned portions of prepaid rent, other refundable items, interest on any account into which refundable items are deposited, and proceeds from the sale or other disposition of all or any portion of a Property. In addition, with respect to each Bond Property, Gross Cash Flow shall include actual interest earnings for such period on amounts on deposit in the Principal Reserve Fund with respect to such Bond Property but only to the extent such interest earnings are not subject to rebate requirements under the Code.

         "HAZARDOUS MATERIALS" means petroleum and petroleum products, flammable explosives, radioactive materials (excluding radioactive materials in smoke detectors), polychlorinated biphenyls, lead, asbestos in any form that is or could become friable, hazardous waste, toxic or hazardous substances or other related materials whether in the form of a chemical, element, compound, solution, mixture or otherwise and shall also include those materials defined as "hazardous substances," "extremely hazardous substances," "hazardous chemicals," "hazardous materials," "toxic substances," "solid waste," "toxic chemicals," "air pollutants," "toxic pollutants," "hazardous wastes," "extremely hazardous waste," or "restricted hazardous waste" by Hazardous Materials Law or regulated by Hazardous Materials Law in any manner whatsoever.

         "HAZARDOUS MATERIALS LAW" means all federal, state and local laws, ordinances, regulations, standards, rules, policies and other binding governmental requirements and any court judgments applicable to Owner or any Property relating to industrial hygiene or to environmental or unsafe conditions or to human health, including those relating to the generation, manufacture, storage, handling, transportation, disposal, release, emission or discharge of Hazardous Materials, those in connection with the construction, fuel supply, power generation and transmission, waste disposal or any other operations or processes relating to any Property, and those relating to the atmosphere, soil, surface and ground water, wetlands, stream sediments and vegetation on, under, in or about any Property.

         "HAZARDOUS SUBSTANCE ACTIVITY" means any storage, holding, existence, release, spill, leaking, pumping, pouring, injection, escaping, deposit, disposal, dispersal, leaching, migration, use, treatment, emission, discharge, generation, processing, abatement, removal, disposition, handling or transportation of any Hazardous Materials from, under, into or on any Property in violation of Hazardous Materials Laws, including the discharge of any Hazardous Materials emanating from any Property in violation of Hazardous Materials Laws through the air, soil, surface water, groundwater or property and also including the abandonment or disposal of any barrels, containers and other receptacles containing any Hazardous Materials from or on any Property in violation of Hazardous Materials Laws, in each case whether sudden or nonsudden, accidental or nonaccidental.

         "HEDGE" means a Swap or a Cap.

         "HEDGE DOCUMENTS" means the documents evidencing and governing a Hedge.

         "HEDGE PERIOD" shall have the meaning given that term in section
3.1.2.

         "HEDGE RATE" means 4.80% per annum.

         "HEDGE SECURITY AGREEMENT" means, with respect to each Hedge, an Interest Rate Hedge Security Agreement between Owner and Fannie Mae and substantially in the form of Exhibit D (subject to modifications approved by Fannie Mae), as such agreement may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms, and "HEDGE SECURITY AGREEMENTS" means every Hedge Security Agreement, collectively.

         "IMPOSITIONS" means, with respect to any Property, all real estate and personal property taxes, water, sewer and vault charges and all other taxes, levies, assessments, common charges and other similar charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of every kind and nature whatsoever, which at any time prior to, at or after the execution of this Agreement may be assessed, levied or imposed by, in each case, a Governmental Authority or any other Person upon such Property or the rents or the ownership, use, occupancy or enjoyment thereof, and any interest, costs or penalties with respect to any of the foregoing, but excluding transfer taxes, mortgage taxes and other similar transaction based taxes.

         "INDEBTEDNESS" of any Person at any date means, without duplication,
(a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Capitalized Leases, (d) all obligations of such person in respect of acceptances issued or created for the account of such Person, (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof (other than Liens for real estate taxes which are not yet due and payable), and (f) all Contingent Obligations; provided, however, that Indebtedness shall not include endorser liability on checks endorsed in the ordinary course of such Person's business.

         "INITIAL HEDGE PERIOD" shall have the meaning given that term in section 3.1.2.

         "INITIAL RESET PERIOD" shall have the meaning given that term in section 3.1.1.

         "INSURANCE PROCEEDS" means, with respect to any Property, all insurance proceeds, damages, claims and rights of action and the right thereto under any insurance policies with respect to a Casualty insuring and relating to any portion of such Property.

         "INTEREST ACCOUNT", with respect to particular Related Bonds, shall have the meaning given that term in the Related Indenture, and "INTEREST ACCOUNTS" shall mean every such Interest Account, collectively.

         "INTEREST COVERAGE RATIO" means as of any date of determination, the ratio of Ambassador REIT's EBITDA during its most recent four (4) fiscal quarters to the Consolidated Interest Expense during such period.

         "INTEREST RESERVE REQUIREMENT", with respect to particular Related Bonds, shall have the meaning given that term in the Related Indenture.

         "ISSUER" means the issuer with respect to an issue of Related Bonds, and "ISSUERS" means every such Issuer, collectively. As of the Fannie Mae Facility Closing Date, the Issuer with respect to each Bond Property is listed on Exhibit A.

         "LEASE" means any lease, any sublease or subsublease, license, concession or other agreement (whether written or oral and whether now or hereafter in effect) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any space in any Property, and every modification, amendment or other agreement relating to such lease, sublease, subsublease or other agreement entered into in connection with such lease, sublease, subsublease or other agreement, and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

         "LIABILITIES" shall have the meaning set forth in section 4.5.1.

         "LIEN" means any mortgage, deed of trust, deed to secure debt, charge (whether fixed or floating), pledge, lien, encumbrance, assignment, hypothecation, security interest, conditional sale, capital lease or other title retention, preferential right, trust arrangement or any other encumbrance, security agreement or arrangement securing any obligation of any Person.

         LIMITED REMEDY DEFAULT" shall have the meaning given to such term in
Section 7.2.5.

         "LIQUIDITY COMMITMENT", with respect to each issue of Related Bonds shall have the meaning given to that term in the Related Fannie Mae Collateral Agreement.

         "LIQUIDITY COMPONENT" means the portion of the Facility Fee payable by a Owner with respect to the Facility Amount of each issue of Related Bonds on account of Fannie Mae's Liquidity Commitment. With respect to each issue of Related Bonds as of the date hereof the "LIQUIDITY COMPONENT" shall be .125% per annum or 12.5 "basis points". For each New Bond Property added to the Fannie Mae Credit Facility pursuant to section 5.4, section 5.6 or otherwise in accordance with the terms of this Agreement, the "LIQUIDITY COMPONENT" shall be the amount set forth in the New Property Confirmation with respect to such New Bond Property.

         "LOCK-BOX AGREEMENT" means, with respect to all Properties, that certain Cash Management, Security, Pledge and Assignment Agreement (Pool-1 Properties) of even date herewith, among Owner, Fannie Mae and Servicer, as such agreement may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms.

         "LOCK-BOX COLLATERAL" shall have the meaning given to the term "Collateral" in the Lock-Box Agreement.

         "LOCK-BOX TEST" shall have the meaning given to such term in section 2.5.2.

         "LOCK-BOX TRIGGERING EVENT" shall have the meaning given to such term in section 2.5.2.

         "MANAGER" means, (i) with respect to each Property located in the state of Texas, Ambassador Texas Partners, L.P., a Delaware limited partnership and (ii) with respect to each other Property, the Operating Partnership, and "MANAGERS" means each such Manager, collectively.

         "MANAGEMENT AGREEMENTS" means the Management Agreements between Owner and the respective Manager as more particularly described on Schedule 1.2(b) hereto.

         "MATERIAL ADVERSE EFFECT" means any circumstance, act, condition or event of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, or circumstance or circumstances, whether or not related, that could reasonably be expected to have a material adverse change in or a materially adverse effect upon any of (a) the business, operations, property or condition (financial or otherwise) of any Ambassador Party, (b) the present or future ability of Owner to perform the Obligations, (c) the validity, priority, perfection or enforceability of this Agreement or any other Transaction Document or the rights or remedies of Fannie Mae under any Transaction Document, or (d) the value of, or Fannie Mae's ability to have recourse against, any Property.

         "MAXIMUM RATE" with respect to an issue of Related Bonds, shall have the meaning given that term in the Related Indenture.

         "MINIMUM SUBSTITUTE PROPERTY VALUE" means, with respect to each Released Property, the Allocable Facility Amount for such Released Property divided by [0.85].

         "MODE" with respect to each Mortgage Loan, shall have the meaning given that term in the Related Indenture.

         "MOODY'S INVESTORS SERVICE" means Moody's Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns, if such successors and assigns shall continue to perform the functions of a securities rating agency.

         "MORTGAGE" means any Bond Mortgage and any Reimbursement Mortgage, individually, and "MORTGAGES" means every such Mortgage, collectively. "Mortgage" shall include any Security Instrument in favor of Fannie Mae or a Related Trustee on any New Property from and after the date of its addition to the Fannie Mae Credit Facility, and shall exclude any Mortgage on a Released Property released from the lien of such Mortgage, from and after the date of release.

         "MORTGAGE DOCUMENTS" means, collectively, the Bond Property Loan Documents for all of the Bond Properties and the Reimbursement Loan Documents.

         "MORTGAGE LOAN", with respect to an issue of Related Bonds, shall have the meaning given that term in the Related Indenture, and "MORTGAGE LOANS" shall mean every such Mortgage Loan, collectively.

         "MORTGAGE NOTE RATE", with respect to a Related Mortgage Note, shall have the meaning assigned to such term in such Related Mortgage Note.

         "MORTGAGE RIGHTS" shall have the meaning given such term in the Related Fannie Mae Collateral Agreement.

         "MULTIFAMILY RESIDENTIAL PROPERTY" means a residential property containing five or more dwelling units in which not more than twenty percent (20%) of the net rentable area is or will be rented to non-residential tenants.

         "NET OPERATING INCOME" means, for any period, with respect to any of the Properties, the amount, if any, without duplication, by which the Gross Cash Flow for such Property during such period exceeds the Operating Expenses for such Property during such period.

         "NEW ADDITIONAL PROPERTY" means a Multifamily Residential Property substituted for an Additional Mortgaged Property pursuant to section 5.2, or added to the Fannie Mae Credit Facility by Owner as Collateral for the Obligations pursuant to section 5.4, section 5.6 or otherwise in accordance with the terms of this Agreement.

         "NEW BOND PROPERTY" means a Multifamily Residential Property added to the Fannie Mae Credit Facility in connection with Fannie Mae's issuance of a new Related Fannie Mae Collateral Agreement.

         "NEW PROPERTY" means a New Additional Property or a New Bond Property.

         "NEW PROPERTY CONFIRMATION" shall have the meaning given that term in section 5.4.

         "OBLIGATIONS" means the obligations of Owner (i) to pay principal, interest and fees (including the Pass- Through Rate and the Set Rate, each as defined in the Related Mortgage Notes) and any other amounts on the Mortgage Loans when due and payable, (ii) to pay all other amounts payable under the Transaction Documents, (iii) to make all required deposits into the Principal Reserve Funds, the Interest Accounts, the Replacement Reserve Accounts, the Central Account, the Property Accounts, the Custodial Accounts and any and all other loan funds, escrow funds, revenue funds, debt service funds, reserve funds, redemption funds or other funds or accounts required to be maintained under the Transaction Documents, (iv) to reimburse Fannie Mae and Servicer for all Advances and for all other sums advanced and costs and expenses incurred by Fannie Mae and Servicer in accordance with the terms of this Agreement or any other Transaction Document, (v) to pay all other amounts payable under the Transaction Documents, and (vi) to observe and perform each of the terms, conditions and provisions of this Agreement and the other Transaction Documents.

         "OFFICIAL STATEMENT" means the Official Statement or any reoffering or remarketing circular approved by Owner and issued in connection which the issuance or remarketing of an issue of Related Bonds, as such statement may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms, and "OFFICIAL STATEMENTS" means every such Official Statement, collectively.

         "OPERATING EXPENSES" means, for any period, with respect to any of the Properties, the aggregate of all direct, ordinary, normal, recurring and necessary expenses thereof including, without duplication, (a) Impositions, (b) property and liability insurance premiums, (c) wages, salaries and benefits of personnel employed on site to manage, lease, maintain and operate such Property, (d) costs or expenses of utility services to such Property and tenant spaces to the extent payable by Owner, (e) costs or expenses of providing security services to such Property, if any, (f) costs or expenses of in-house or outside service arrangements for landscaping, janitorial, window washing and cleaning, trash, debris, make ready units, cable and satellite television and other services, (g) expenses of maintaining, repairing and cleaning the grounds, parking, amenities, exterior and interior spaces of such Property, (h) expenses of repairing and maintaining in good operable condition the mechanical, structural, electrical, elevator, heating, ventilating, air conditioning and plumbing systems, (i) property management fees payable to parties other than Owner (and specifically including management fees paid to any Affiliate of Owner), (j) administrative expenses including advertising incurred at the site of such Property, (k) legal fees associated with lease documentation and tenant matters and legal, accounting and other professional fees relating to the operation of the Properties, (l) (for all purposes hereunder other than the calculation of Value) the replacement and repair amount with respect to such Property, (m) costs for water and sewage fees, and
(n) any other property operation items that are not treated as capitalized expenses under GAAP. All of the foregoing (including Impositions) shall be computed on an accrual basis and in accordance with GAAP consistently applied. During any period the Properties are managed by an Affiliate of Owner, Operating Expenses shall also include an amount equal to the difference, if any, by which management fees paid by owners of similar properties in the same geographic location exceed management fees then payable by Owner. In addition, for all purposes Operating Expenses shall exclude (i) payments on the Obligations and any other interest payments or principal payments on any Indebtedness (including payments into the Principal Reserve Funds), (ii) depreciation and amortization, (iii) all legal, accounting and professional fees not included in clause (k) above, and (v) items that would be treated as capital expenses under GAAP consistently applied. All of the foregoing shall be presented in accordance with Fannie Mae Form 4254.

         "OPERATING PARTNERSHIP" means Ambassador Apartments, L.P., a Delaware limited partnership.

         "OP GUARANTY (PORTFOLIO OBLIGATIONS)" means a payment guaranty in form and substance acceptable to Fannie Mae, executed and delivered after the date hereof by Operating Partnership for the benefit of Fannie Mae, if any, pursuant to which the Operating Partnership guarantees the payment and performance of all of the Obligations hereunder, the obligations of the Pool-1

Borrower under the Pool-1 Reimbursement Agreement and the obligations of the Pool-3 Borrower under the Pool-3 Reimbursement Agreement, as such payment guaranty may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms.

         "OP GUARANTY (RECOURSE OBLIGATIONS)" means that certain Payment Guaranty (Pool-1 Recourse Obligations) of even date herewith, executed by Operating Partnership for the benefit of Fannie Mae, as such payment guaranty may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms.

         "OP PARTNERSHIP AGREEMENT" shall have the meaning set forth in section 2.1.1.

         "OP PARTNERSHIP CERTIFICATE" shall have the meaning set forth in section 2.1.1.

         "OUTSIDE DIRECTOR" shall mean a director of a Person which director is not at the time of appointment and has not been at any time during the preceding five (5) years and does not become subsequently: (i) an officer or employee of such Person or any Affiliate of such Person; (ii) a creditor, supplier, independent contractor, manager, or any other Person who derives more than 25% of its gross revenues from its activities with such Person or any Affiliate of such Person; or (iii) a member of the immediate family of any such officer, employee, creditor, supplier, independent contractor or manager of such Person or any Affiliate of such Person; provided, however, that any Person serving as an Outside Director of the General Partner may (y) also serve as an Outside Director of the Ambassador REIT, or an Affiliate of the Ambassador REIT, and (z) receive compensation or fees solely for acting as an Outside Director.

         "OWNER" means Ambassador VIII, L.P., a Delaware limited partnership.

         "OWNER GUARANTY" means that certain Payment Guaranty (Pool-1 Owner) of even date herewith executed by Owner for the benefit of Fannie Mae, as such payment guaranty may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms.

         "OWNER ORGANIZATIONAL DOCUMENTS" shall have the meaning set forth in
Section 2.1.1.

         "OWNER PARTNERSHIP AGREEMENT" shall have the meaning set forth in section 2.1.1.

         "OWNER PARTNERSHIP CERTIFICATE" shall have the meaning set forth in section 2.1.1.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "PERMANENT CASH COLLATERAL" shall have the meaning given to such term in the Cash Collateral Agreement.

         "PERMITS" means all permits, or similar licenses or approvals issued and/or required by an applicable Governmental Authority or any Applicable Law in connection with the ownership, use, occupancy, leasing, management, operation, repair, maintenance or rehabilitation of any Property or Owner's business.

         "PERMITTED LIENS" means, with respect to each Property, (i) exceptions to title contained in the Fannie Mae Title Commitments (other than notes or other informational items set forth therein) (ii) Liens created by, or permitted by, the applicable Mortgage Documents and the Bond Documents with respect to such Property; (iii) Liens created by the Leases with respect to such Property; (iv) easements, rights of way, restrictions on use of real property and other similar Liens incurred or entered into in the ordinary course of business which, in the aggregate, are not substantial in amount and individually do not materially detract from the Value of any Property subject thereto or materially interfere with the operation and use of, or the ordinary conduct of the business on, such Property; and (v) Liens approved by Fannie Mae.

         "PERMITTED TRANSFEREE" has the meaning given to such term in section 5.5.2.

         "PERMITTED TRANSFER" has the meaning given to such term in section
5.5.2.

         "PERSON" means an individual, an estate, a trust, a corporation, a partnership, a limited liability company or any other organization or entity (whether governmental or private).

         "PLAN" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other agreement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

         "POOL-2 BONDS" means the tax-exempt multifamily housing bond issues credit enhanced by Fannie Mae pursuant to the Pool-2 Collateral Agreements.

         "POOL-2 COLLATERAL AGREEMENTS" shall have the meaning given to the term "Related Fannie Mae Collateral Agreements" in the Pool-2 Reimbursement Agreement.

         "POOL-2 CREDIT FACILITY" means the credit enhancement and liquidity support of the Pool-2 Bonds, subject and pursuant to the Pool-2 Collateral Agreements.

         "POOL-2 LOCK-BOX TRIGGERING EVENT" shall have the meaning given to the term "Lock-Box Triggering Event" in the Pool-2 Reimbursement Agreement.

         "POOL-2 OWNER" means Ambassador I, L.P., an Illinois limited partnership.

         "POOL-2 PARTNERSHIP PLEDGE" means a pledge and security agreement in form and substance acceptable to Fannie Mae, entered into after the date hereof, executed by Operating Partnership for the benefit of Fannie Mae, if any, pursuant to which the Operating Partnership pledges and grants a security interest to Fannie Mae in all of its direct and indirect ownership interests in AJ One Limited Partnership, a Delaware limited partnership and Jupiter-1, L.P., a Delaware limited partnership, as such pledge agreement may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms.

         "POOL-2 PARTNERSHIP PLEDGE COLLATERAL" has the meaning given to the term "Collateral" in any Pool-2 Partnership Pledge.

         "POOL-2 PRF TRIGGERING EVENT" shall have the meaning given to the term "PRF Triggering Event" in the Pool-2 Reimbursement Agreement.

         "POOL-2 REIMBURSEMENT AGREEMENT" means that certain Master Reimbursement Agreement (Pool-2 Properties) by and between the Pool-2 Owner and Fannie Mae, as such agreement may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms.

         "POOL-2 STOCK PLEDGE" means a pledge and security agreement in form and substance acceptable to Fannie Mae, entered into after the date hereof, executed by Ambassador REIT for the benefit of Fannie Mae, if any, pursuant to which the Ambassador REIT pledges and grants a security interest to Fannie Mae in all of its direct and indirect ownership interests in AJ One, Inc., a Delaware corporation and Ambassador I, Inc., a Delaware corporation, as such pledge agreement may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms.

         "POOL-2 STOCK PLEDGE COLLATERAL" has the meaning given to the term "Pledged Collateral" in any Pool-2 Stock Pledge.

         "POOL-3 BONDS" means the tax-exempt multifamily housing bond issue credit enhanced by Fannie Mae pursuant to the Pool-3 Collateral Agreement.

         "POOL-3 COLLATERAL" shall have the meaning given to the term "Collateral" in the Pool-3 Reimbursement Agreement.

         "POOL-3 COLLATERAL AGREEMENT" shall have the meaning given to the term "Related Fannie Mae Collateral Agreement" in the Pool-3 Reimbursement Agreement.

         "POOL-3 CREDIT FACILITY" means the credit enhancement and liquidity support of the Pool-3 Bonds, subject and pursuant to the Pool-3 Collateral Agreement.

         "POOL-3 DEBT SERVICE" shall have the meaning given to the term "Aggregate Debt Service" in the Pool-3 Reimbursement Agreement.

         "POOL-3 FACILITY AMOUNT" shall have the meaning given to the term "Facility Amount" in the Pool-3 Reimbursement Agreement.

         "POOL-3 LOCK-BOX TRIGGERING EVENT" shall have the meaning given to the term "Lock-Box Triggering Event" in the Pool-3 Reimbursement Agreement.

         "POOL-3 MORTGAGE LOAN" shall have the meaning given to the term "Mortgage Loan" in the Pool-3 Reimbursement Agreement.

         "POOL-3 NET OPERATING INCOME" shall have the meaning given to the term "Net Operating Income" in the Pool-3 Reimbursement Agreement.

         "POOL-3 OWNER" means Williamsburg Limited Partnership, an Illinois limited partnership.

         "POOL-3 OWNER GUARANTY" means that certain Payment Guaranty (Pool-3 Owner) of even date herewith, executed by Pool-3 Owner for the benefit of Fannie Mae, as such payment guaranty may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms.

         "POOL-3 PRF TRIGGERING EVENT" shall have the meaning given to the term "PRF Triggering Event" in the Pool-3 Reimbursement Agreement.

         "POOL-3 PRINCIPAL RESERVE FUND" shall have the meaning given to the term "Principal Reserve Fund" in the Pool-3 Reimbursement Agreement.

         "POOL-3 PROPERTY" shall have the meaning given to the term "Property" in the Pool-3 Reimbursement Agreement.

         "POOL-3 REIMBURSEMENT AGREEMENT" means that certain Master Reimbursement Agreement (Pool-3 Property) by and between the Pool-3 Owner and Fannie Mae, as such agreement may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms.

         "POOL HEDGE" shall have the meaning given to such term in section 3.2.

         "POOL OWNERS" means the Owner, the Pool-2 Owner and the Pool-3 Owner, collectively.

         "POTENTIAL EVENT OF DEFAULT" means any of the events specified in section 7.1 which with the passage of time or giving of notice or both would constitute an Event of Default.

         "PREPAYMENT PREMIUM", with respect to a Bond Property, shall have the meaning given such term in the Related Mortgage Note.

         "PRF TRIGGERING EVENT" shall have the meaning given to such term in section 2.5.3.

         "PRF TEST"  shall have the meaning given to such term in section
2.5.3.

         "PRINCIPAL RESERVE FUND" with respect to any Bond Property shall have the meaning given that term in the Related Indenture, and "PRINCIPAL RESERVE FUNDS" shall mean every such Principal Reserve Fund, collectively.

         "PROCEEDS" mean all "proceeds" as such term is defined in Section 9-306(1) of the UCC and, in any event, shall include all interest, dividends or other earnings, income or distributions from or in respect of, or from or in respect of investments or reinvestments of, the Cash Collateral, the Property Accounts, the Central Account or the Lock-Box Collateral, all collections and distributions with respect to the Mortgage Loans and all other proceeds of Collateral.

         "PROHIBITED ACTIVITIES OR CONDITIONS", with respect to a particular Mortgage, shall have the meaning given that term in such Mortgage.

         "PROPERTY" means any of the Bond Properties or any of the Additional Mortgaged Properties, individually. "PROPERTIES" means every such Bond Property and Additional Mortgaged Property, collectively.

         "PROPERTY ACCOUNT" means, with respect to each Property, the Property Account corresponding to such Property as identified in the Lock-Box Agreement, and "PROPERTY ACCOUNTS" means every such Property Account, collectively.

         "PROPOSED TRANSFER" shall have the meaning given that term in section 5.5.1.

         "PROPOSED TRANSFEREE" shall have the meaning given that term in section 5.5.1.

         "QUARTERLY DETERMINATION DATE" shall mean each March 1st, each July 1st, each October 1st, and each January 1st, of each year during the term of this Agreement commencing with March 1, 1997.

         "RATE HEDGING OBLIGATIONS" as to any Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar- denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

         "RATING AGENCIES" means Standard & Poor's and Moody's Investors Service, their successors in interest, or any other nationally recognized rating agency reasonably acceptable to Fannie Mae.

         "REFINANCING TRANSACTION" shall have the meaning given to such term in the Recitals to this Agreement.

         "REGULATORY AGREEMENT", with respect to each Bond Property, shall have the meaning given such term in the Related Indenture, and "REGULATORY AGREEMENTS" means every such Regulatory Agreement, collectively.

         "REIMBURSEMENT LOAN DOCUMENTS" means, collectively, the Reimbursement Mortgages and each of the other documents, agreements and instruments granting, evidencing or perfecting security interests granted in connection with the obligations secured by the Reimbursement Mortgages, including the Hedge Security Agreements, the Lock-Box Agreement, the Cash Collateral Agreement, the Pool-2 Stock Pledge, if any, the Pool-2 Partnership Pledge, the OP Guaranty (Recourse Obligations), the Owner Guaranty, the Pool-3 Owner Guaranty, the REIT Guaranty (Portfolio Obligations), if any, the OP Guaranty (Portfolio Obligations), if any, the Replacement Reserve Agreements, the Assignments of Management Agreement, title policies, UCC fixture filings and UCC financing statements, as each such document, agreement or instrument may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its respective terms, and "REIMBURSEMENT LOAN DOCUMENT" means any one of the foregoing, individually.

         "REIMBURSEMENT MORTGAGES" means, collectively, the first priority Security Instruments on each of the Additional Mortgaged Properties (other than the Crossings at Bellevue Project) and the second priority Security Instrument on the Crossings at Bellevue Project, in each case securing the obligations of Owner under all of the Related Mortgage Notes and under this Agreement and under the Owner Guaranty, and the second priority Security Instruments on each of the Bond Properties securing the obligations of Owner under all of the Related Mortgage Notes, other than the Related Mortgage Note evidencing the Mortgage Loan secured by the first priority Mortgage on such Bond Property, under this Agreement and under the Owner Guaranty, and "REIMBURSEMENT MORTGAGE" means any one of the foregoing, individually.

         "REIT DEBT SERVICE" of the REIT shall mean, for any period, its Consolidated Interest Expense plus its scheduled amortization payments of principal of any of its consolidated Indebtedness during such period, excluding any principal payments due on the maturity date of such Indebtedness.

         "REIT GUARANTY (PORTFOLIO OBLIGATIONS)" means a payment guaranty in form and substance acceptable to Fannie Mae, executed and delivered after the date hereof by Ambassador REIT for the benefit of Fannie Mae, if any, pursuant to which Ambassador REIT guarantees the payment and performance of all of the Obligations hereunder, the obligations of the Pool-1 Borrower under the Pool-1 Reimbursement Agreement and the obligations of the Pool-3 Borrower under the Pool-3 Reimbursement Agreement, as such payment guaranty may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms.

         "RELATED ACT", with respect to particular Related Bonds, shall have the meaning given to the term "Act" in the Related Indenture.

         "RELATED BOND DOCUMENTS" means, with respect to particular Related Bonds, the Related Bonds, the Related Indenture, the Related Fannie Mae Collateral Agreement, the Regulatory Agreement (and any other agreement relating to rental restrictions on the applicable Bond Property) with respect to such Related Bonds, the Related Pledge Agreement, the Related Borrower Bond Pledge Agreement, the Financing Agreement with respect to such Related Bonds, a Tax Certificate (or other applicable agreement relating to arbitrage in connection with the proceeds of such Related Bonds) and all other documents, instruments and agreements executed and delivered in connection with the issuance, sale, delivery and/or remarketing of the Related Bonds, as each such agreement or instrument may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms; provided, however, that "Related Bond Documents" shall not include preliminary letters, correspondence, memoranda, term sheets, letters of intent or commitments that are subsequently evidenced by final documentation.

         "RELATED BOND MORTGAGE" with respect to a particular Bond Property, means the first priority Bond Mortgage encumbering such Bond Property and securing the Related Mortgage Note.

         "RELATED BONDS" means, with respect to a particular Bond Property, the tax-exempt multifamily revenue bonds issued pursuant to the Related Indenture, excluding, however, the Related Borrower Bonds with respect to such Bond Property.

         "RELATED BORROWER BOND", with respect to a particular Bond Property, shall have the meaning given the term "Borrower Bond" in the Related Indenture, and "RELATED BORROWER BONDS" means every such Related Borrower Bond, collectively.

         "RELATED BORROWER BOND PLEDGE AGREEMENT", with respect to a particular Bond Property, shall have the meaning given to the term "Pledge Agreement (Borrower Bonds)" in the Related Indenture.

         "RELATED FANNIE MAE COLLATERAL AGREEMENT" means, with respect to a particular Bond Property, the Collateral Agreement between Fannie Mae and the Related Trustee pursuant to which Fannie Mae has agreed to provide credit enhancement and liquidity support for the Related Bonds, as such Related Fannie Mae Collateral Agreement may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms, and "RELATED FANNIE MAE COLLATERAL AGREEMENTS" means every such Related Fannie Mae Collateral Agreement, collectively.

         "RELATED INDENTURE" means, with respect to an issue of Related Bonds, the indenture of trust between an Issuer and a Related Trustee pursuant to which such Related Bonds were issued, as such Related Indenture may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms, and "RELATED INDENTURES" means every such Related Indenture, collectively.

         "RELATED MORTGAGE" means (a) with respect to a particular Bond Property, the Related Bond Mortgage and the Related Second Mortgage, collectively, encumbering such Bond Property, and (b) with respect to a particular Additional Mortgaged Property, the Reimbursement Mortgage encumbering such Additional Mortgaged Property.

         "RELATED MORTGAGE NOTE" means, with respect to a Bond Property, the Multifamily Note (together with all addenda thereto) executed by Owner in favor of an Issuer and secured by, among other things, a Related Bond Mortgage on such Bond Property, as such Related Mortgage Note may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms and "RELATED MORTGAGE NOTES" means every such Related Mortgage Note, collectively.

         "RELATED PLEDGE AGREEMENT", with respect to particular Related Bonds, shall have the meaning given to the term "Pledge Agreement" in the Related Indenture.

         "RELATED PURCHASED BOND", with respect to each issue of Related Bonds, shall have the meaning given the term "Purchased Bond" in the Related Indenture, and "RELATED PURCHASED BONDS" means every such Related Purchased Bond, collectively.

         "RELATED REMARKETING AGREEMENT", with respect to particular Related Bonds, shall have the meaning given to the term "Remarketing Agreement" in the Related Indenture.

         "RELATED SECOND MORTGAGE", with respect to a particular Bond Property, means the second priority Reimbursement Mortgage encumbering such Bond Property.

         "RELATED TRUSTEE" with respect to an issue of Related Bonds, means the entity designated as the "Trustee" under the Related Indenture, and "RELATED TRUSTEES" means every such Related Trustee, collectively.

         "RELEASE PRICE CASH COLLATERAL" shall have the meaning given that term in section 5.3(a).

         "RELEASED PROPERTY" means a Property released or proposed to be released from the lien of a Mortgage pursuant to section 5.2 or section 5.3.

         "REMARKETING AGENT", with respect to particular Related Bonds, shall have the meaning given such term in the Related Indenture.

         "REMARKETING PERIOD" shall have the meaning given that term is Section 7.1(o).

         "RENT ROLL" shall have the meaning given that term in section 2.1.19.

         "RENTS AND PROFITS", with respect to any Property, shall have the meaning given that term in section 4.14.1.

         "REPLACEMENT RESERVE ACCOUNT", with respect to a particular Property, means the replacement reserve account established pursuant to the Replacement Reserve Agreement relating to such Property, and "REPLACEMENT RESERVE ACCOUNTS" shall mean every such Replacement Reserve Account, collectively.

         "REPLACEMENT RESERVE AGREEMENT" means each Replacement Reserve and Security Agreement between Owner and Fannie Mae relating to a Property and Owner's obligation to fund certain replacement reserve accounts, as such agreement may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms, and "REPLACEMENT RESERVE AGREEMENTS" means every such Replacement Reserve Agreement, collectively.

         "RESERVE COMPONENT" means, with respect to each issue of Related Bonds that is part of the Fannie Mae Credit Facility as of the date hereof, .375% per annum, or 37.5 basis points, and with respect to each issue of Related Bonds with respect to each New Bond Property added to the Fannie Mae Credit Facility pursuant to section 5.4, section 5.6 or otherwise in accordance with the terms of this Agreement, the Reserve Component shall be the amount set forth in the New Property Confirmation with respect to such New Bond Property.

         "RESET PERIOD", with respect to particular Related Bonds, shall have the meaning given such term in the Related Indenture.

         "RESET RATE", with respect to particular Related Bonds, shall have the meaning given such term in the Related Indenture.

         "SECURITY INSTRUMENT" means a written instrument creating a valid lien on a Property either in favor of or held by Fannie Mae and/or a Related Trustee, as such instrument may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms. A Security Instrument may be in the form of a mortgage, deed of trust, deed to secure debt or security deed.

         "SENIOR FINANCIAL OFFICER" means, with respect to any Person, either its Chief Financial Officer or its Executive Vice President for Finance and Capital Markets.

         "SERVICER" means the independent contractor engaged to service the Mortgage Loans, the Bond Property Loan Documents and the Reimbursement Documents for Fannie Mae and any replacements or successors engaged by Fannie Mae. The initial Servicer pursuant to a written contract with Fannie Mae is Banc One Capital Funding Corporation.

         "SERVICING FEE COMPONENT" means .4508% per annum or 45.08 basis points initially; provided, however, that in the event a successor servicer is appointed to service the Mortgage Loans, the Servicing Fee Component shall be adjusted to the amount agreed upon among Fannie Mae and such successor servicer.

         "SERVICING AGREEMENT" means any agreement with respect to the servicing of the Mortgage Loans, the Bond Property Loan Documents and the Reimbursement Documents between Fannie Mae and an independent contractor, if any, designated from time to time by Fannie Mae as the Servicer of the Mortgage Loans, the Bond Property Loan Documents and the Reimbursement Documents, as each such agreement may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms; provided that the Servicing Agreement may be a Fannie Mae guide or announcement made applicable to the Mortgage Loans by an agreement between Fannie Mae and the Servicer.

         "SHALLOW CREEK BOND PROPERTY" means that certain Bond Property commonly known as Shallow Creek Apartments, and located in San Antonio, Bexar County, Texas.

         "SHALLOW CREEK REGULATORY AGREEMENT" means the Regulatory Agreement with respect to the Shallow Creek Bond Property.

         "SHORTFALL AMOUNT" shall have the meaning given to such term in section 2.5.4.

         "SHORTFALL CASH COLLATERAL" means (i) a letter of credit in form and substance and provided by a financial institution satisfactory to Fannie Mae, or (ii) additional cash collateral deposited with the Cash Collateral Custodian for the benefit of Fannie Mae pursuant to the Cash Collateral Agreement.

         "SINGLE-PURPOSE" means, with respect to a Person, that such Person at all times since its formation: (i) has been a duly formed and existing limited partnership or corporation, as the case may be; (ii) has been duly qualified in each jurisdiction in which such qualification was at such time necessary for the conduct of its business; (iii) has complied with the provisions of its organizational documents and the laws of its jurisdiction of formation in all respects; (iv) has observed all customary formalities regarding its partnership or corporate existence, as the case may be; (v) has accurately maintained its financial statements, accounting records and other partnership or corporate documents separate from those of any other Person; (vi) has not commingled its assets or funds with those of any other Person; (vii) has accurately maintained its own bank accounts, payroll and books and accounts separate from those of any other Person; (viii) has paid its own liabilities from its own separate assets; (ix) has identified itself in all dealings with the public, under its own name and as a separate and distinct entity; (x) has not identified itself as being a division or a part of any other Person; (xi) has not identified any other Person as being a division or a part of such Person; (xii) has been adequately capitalized in light of its contemplated business operations; (xiii) has not assumed, guaranteed or become obligated for the liabilities of any other Person (except (a) in connection with the endorsement of negotiable instruments in the ordinary course of business and (b) with respect to Owner, the Owner Guaranty) or held out its credit as being available to satisfy the obligations of any other Person (except with respect to Owner, the Owner Guaranty); (xiv) has not acquired obligations or securities of any of its partners or Affiliates (except with respect to Owner, the Owner Guaranty); (xv) has not made loans or advances to any other Person; (xvi) has not entered into and was not a party to any transaction with any Affiliate of such Person, except in the ordinary course of business and on terms which are no less favorable to such Person than would be obtained in a comparable arm's-length transaction with an unrelated third party; (xvii) has conducted its own business in its own name; (xviii) has paid the salaries of its own employees, if any, and maintained a sufficient number of employees or agents in light of its contemplated business operations; (xix) has allocated fairly and reasonably any overhead for shared office space; (xx) has used separate stationery, invoices and checks; (xxi) has not pledged its assets for the benefit of any other entity; (xxii) has not engaged in a non-exempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code; and (xxiii) has corrected any known misunderstanding regarding its separate identity.

         "STANDARD & POOR'S" means Standard & Poor's, a division of The McGraw Hill Companies, Inc. and its successors and assigns if such successors and assigns shall continue to perform the functions of a securities rating agency.

         "SUBSIDIARY" means, as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

         "SUBSTITUTION PERCENTAGE" shall have the meaning given that term in section 5.2(a).

         "SWAP" means an interest rate swap, and includes an interest rate swap which has its first "calculation period" commencing on the last day of a Reset Period which commences on or after the date such swap was obtained (i.e. a "future" swap).

         "TAX CERTIFICATE", with respect to a particular Related Bonds, shall mean any certificate or certifications relating to arbitrage limitations or rebate requirements that is required to be delivered by Owner under the terms of the Financing Agreement or the Regulatory Agreement with respect to such Related bonds, and "TAX CERTIFICATES" means every such Tax Certificate, collectively.

         "TAXES" shall have the meaning given that term in section 2.2.17.

         "TENDER AGENT", with respect to particular Related Bonds, shall have the meaning given that term in the Related Indenture.

         "TENDERED BONDS" with respect to a Related Indenture shall have the meaning given that term in such Related Indenture.

         "TERMINATION DATE" shall have the meaning given that term in the Related Fannie Mae Collateral Agreement.

         "TERMINATION PAYMENTS" shall have the meaning given that term in section 3.1.8.

         "TRANSACTION DOCUMENTS" means, collectively, the Bond Documents, the Mortgage Documents, this Agreement, the Hedge Documents and all other agreements, instruments or documents executed by or on behalf of any Ambassador Party or by which any Ambassador Party is bound and delivered in connection with the Bonds, the Mortgage Loans, this Agreement or the transactions contemplated thereby or hereby, including those listed in Exhibit C, and "TRANSACTION DOCUMENT" means any one of the foregoing, individually provided, however, that "Transaction Documents" shall not include preliminary letters, correspondence, memoranda, term sheets, letters of intent or commitments that are subsequently evidenced by final documentation.

         "UCC" or "UNIFORM COMMERCIAL CODE", with respect to a Property, means the Uniform Commercial Code as in effect in the state where such Property is located.

         "UNDERWRITING RATE" means 6.20%.

         "UNPROTECTED FLOATING RATE INDEBTEDNESS" of a Person shall mean its variable rate Indebtedness, including without limitation that of its unconsolidated Affiliates which is recourse to such Person and any debt that reprices within 365 days, but excluding any "low-floater" tax-exempt bonds and any such Indebtedness for which such Person is protected from interest rate risk pursuant to any interest rate cap, sap, hedge or collar protection agreement now existing or that may be entered into after the date of this Agreement.

         "VALUE" means, as of any date of determination, the value reasonably attributed to any Property by Fannie Mae in accordance with the standards and procedures utilized for underwriting purposes for similar Multifamily Residential Properties in accordance with the applicable provisions of the DUS Guide as of such date of determination, it being acknowledged that, to the extent consistent with the foregoing, in evaluating the Value of a Property, Fannie Mae may take into account all factors relevant to the value of such Property including the current condition of the Property, and in evaluating the Value of a Property without an extended operating history, such Value shall be based on projections and pro forma reasonably satisfactory to Fannie Mae.

         "WEEKLY VARIABLE RATE", with respect to particular Related Bonds, shall have the meaning given that term in the Related Indenture.

         "WITHDRAWAL" means, with respect to an issue of Related Bonds, a withdrawal of funds from the Principal Reserve Fund with respect to such Related Bonds in order to either (i) reimburse Fannie Mae for an Advance or
(ii) make any payment otherwise due from Owner under the Related Bond Documents (including a payment to purchase Related Purchased Bonds on behalf of Owner). Notwithstanding the foregoing, the term "WITHDRAWAL" shall not include a withdrawal of funds from the Principal Reserve Fund with respect to such Related Bonds in order to either redeem Related Bonds or purchase such Related Bonds in lieu of redemption pursuant to Section 220 of the Related Indenture.

         SECTION 1.3      INTERPRETATION.

                 The parties to this Agreement acknowledge that each party and their respective counsel have participated in the drafting and revision of this Agreement and the other Transaction Documents. Accordingly, the parties agree that any rule of construction which disfavors the drafting party shall not apply in the interpretation of this Agreement and the other Transaction Documents or any statement or supplement or exhibit to this Agreement or to the other Transaction Documents.


                                  ARTICLE II.
                   REPRESENTATIONS, WARRANTIES AND COVENANTS


         SECTION 2.1 REPRESENTATIONS AND WARRANTIES OF OWNER. To induce Fannie Mae to enter into this Agreement and to execute and deliver the Related Fannie Mae Collateral Agreements Owner represents and warrants to Fannie Mae as follows:

                 2.1.1    DUE ORGANIZATION; OWNERSHIP STRUCTURE.

                          (a) Owner is a Single-Purpose limited partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware pursuant to (x) that certain Limited Partnership Agreement dated as of October 25, 1996 (together with all schedules, exhibits and annexes thereto, the "OWNER PARTNERSHIP AGREEMENT"), and (y) that certain Certificate of Limited Partnership dated October 25, 1996 and duly filed on

         October 25, 1996 in the office of the Secretary of State of Delaware (the "OWNER PARTNERSHIP CERTIFICATE"). Copies of the Owner Partnership Agreement and the Owner Partnership Certificate and other organizational documents of Owner (the "OWNER ORGANIZATIONAL DOCUMENTS"), certified as true, correct and complete by a duly authorized officer of General Partner, have been delivered to Fannie Mae on or before the date hereof. The Owner Partnership Agreement is in full force and effect, constitutes the entire agreement of the partners thereof with respect to Owner, and has not been otherwise supplemented, amended or modified.

                          (b) General Partner is the sole general partner of Owner and Operating Partnership is the sole limited partner of Owner. General Partner is the record and beneficial owner of, and has good title to, a one percent (1%) general partnership interest in Owner, and Operating Partnership is the record and beneficial owner of, and has good title to, a ninety-nine percent (99%) limited partnership interest in Owner, in each case free and clear of all liens, security interests, options, rights of first refusal and adverse claims of title of any kind or character, and no such percentage interest is the subject of any agreement providing for the sale or transfer thereof.

                          (c)     General Partner is a Single-Purpose
         corporation duly organized, validly existing and in good standing under the laws of the State of Delaware pursuant to that certain Certificate of Incorporation dated October 25, 1996 and duly filed on October 25, 1996 in the office of the Secretary of State of Delaware (the "GP ARTICLES OF INCORPORATION"). Copies of the GP Articles of Incorporation, By-Laws and other organizational documents of General Partner (the "GP ORGANIZATIONAL DOCUMENTS"), certified as true, correct and complete by a duly authorized officer of General Partner, have been delivered to Fannie Mae on or before the date hereof. The GP Organizational Documents are in full force and effect and have not been otherwise supplemented, amended or modified.

                          (d) Operating Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware pursuant to (x) that certain Amended and Restated Agreement of Limited Partnership of Prime Residential, L.P., dated as of August 31, 1994 as the same has been amended pursuant to
         (i) that certain Amendment No. 1 to Amended and Restated Agreement of Limited Partnership of Prime Residential, L.P., dated as of September 20, 1994 and (ii) that certain Amendment No. 2 to Amended and Restated Agreement of Limited Partnership of Prime Residential, L.P., dated as of June 21, 1996 (together with all schedules, exhibits and annexes thereto, the "OP PARTNERSHIP AGREEMENT"), and (y) that certain Certificate of Limited Partnership dated June 21, 1996 and duly filed on June 21, 1996 in the office of the Secretary of State of Delaware (the "OP PARTNERSHIP CERTIFICATE"). Copies of the OP Partnership Agreement and the OP Partnership Certificate certified as true, correct and complete by a duly authorized officer of Ambassador REIT, have been delivered to Fannie Mae on or before the date hereof. The OP Partnership Agreement is in full force and effect, constitutes the entire agreement of the partners thereof with respect to Operating Partnership and has not been otherwise supplemented, amended or modified.

                          (e) Ambassador REIT is the sole general partner of Operating Partnership and as of the Fannie Mae Facility Closing Date is the record and beneficial owner of, and has good title to, not less than a ninety-four and one-half percent (94.5%) partnership interest in Operating Partnership, free and clear of all liens, security interests, options, rights of first refusal and adverse claims of title of any kind or character, and such percentage interest is not subject to any agreement providing for the sale or transfer thereof (except as may be set forth in the OP Partnership Agreement). The Diagram of Ownership Structure attached hereto as Exhibit F accurately depicts the legal and beneficial ownership interests in Owner, General Partner and Operating Partnership as of the date hereof.

                          (f)     Each of Owner and General Partner is
         qualified to transact business and in good standing in the States of Delaware, Illinois, Tennessee and Texas and in each other jurisdiction in which such qualification and/or standing is necessary to the conduct of its business and where the failure to be so qualified would adversely affect the validity of, the enforceability of, or the ability of Owner to perform the Obligations under this Agreement and the other Transaction Documents. Operating Partnership is qualified to transact business and in good standing in each jurisdiction in which such qualification and/or standing is necessary to the conduct of its business and where the failure to be so qualified would adversely affect the validity of, the enforceability of, or the ability of Owner to perform the Obligations under this Agreement and the other Transaction Documents.

                          (g)     Owner's principal place of business,
         principal office and office where it keeps its books and records as to the Collateral is located at 77 West Wacker Drive, Suite 4040, Chicago, Illinois 60601.

                 2.1.2 POWER AND AUTHORITY. Each of Owner and General Partner has the requisite power and authority (i) to own its properties and to carry on its business as now conducted and as contemplated to be conducted in connection with the performance of the Obligations hereunder and under the other Transaction Documents to which it is a party and (ii) to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to carry out the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party.

                 2.1.3 DUE AUTHORIZATION. The execution, delivery and performance of this Agreement and the other Transaction Documents to which any Ambassador Party is a party have been duly authorized by all necessary action and proceedings by or on behalf of each of Owner and General Partner, and no further approvals or filings of any kind, including any approval of or filing with any Governmental Authority, are required by or on behalf of Owner or General Partner as a condition to the valid execution, delivery and performance by Owner or General

         Partner of this Agreement or any of the other Transaction Documents to which any Ambassador Party is a party.

                 2.1.4 VALID AND BINDING OBLIGATIONS. This Agreement and the other Transaction Documents to which any Ambassador Party is a party have been duly authorized, executed and delivered by Owner and General Partner and constitute the legal, valid and binding obligations of Owner, enforceable against Owner in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors' rights generally or by equitable principles or by the exercise of discretion by any court.

                 2.1.5    NON-CONTRAVENTION; NO LIENS.  Except as set forth on
Schedule 2.1.5, Neither the execution and delivery of this Agreement and the other Transaction Documents to which any Ambassador Party is a party, nor the fulfillment of or compliance with the terms and conditions of this Agreement and the other Transaction Documents to which any Ambassador Party is a party, the issuance of the Bonds nor the payment of the Obligations:

                          (a) does or will conflict with or result in any breach or violation of any Applicable Law, rule or regulation enacted or issued by any Governmental Authority or other agency having jurisdiction over Owner or General Partner, any of the Properties or any other portion of the Collateral or other assets of Owner or General Partner, or any judgment or order applicable to Owner or General Partner or to which Owner or General Partner, any of the Properties or other assets of either Owner or General Partner are subject;

                          (b) does or will conflict with or result in any material breach or violation of, or constitute a default under, any of the terms, conditions or provisions of the Owner's Partnership Agreement, any indenture, existing agreement or other instrument to which Owner or General Partner is a party or to which Owner or General Partner, any of the Properties or any other portion of the Collateral or other assets of Owner or General Partner are subject;

                          (c) does or will result in or require the creation of any Lien on all or any portion of the Collateral or any of the Properties, except for the Permitted Liens; or

                          (d) does or will require the consent or approval of any creditor of Owner or General Partner, any Governmental Authority or any other Person except such consents or approvals which have already been obtained.

                 2.1.6 PENDING LITIGATION OR OTHER PROCEEDINGS. Except as set forth on Schedule 2.1.6, there is no pending or, to the best knowledge of Owner, threatened (in writing) action, suit, proceeding or investigation, at law or in equity, before any court, board, body or official of any Governmental Authority or arbitrator against or affecting any Property or any other portion of the

Collateral or other assets of any Ambassador Party, which, (i) if decided adversely to such Ambassador Party, would have, or may reasonably be expected to have, a Material Adverse Effect or (ii) challenges the exclusion of interest on any Related Bonds from gross income for federal income tax purposes. Owner is not in default with respect to any order of any Governmental Authority.

                 2.1.7 SOLVENCY. No Ambassador Party is insolvent or will be rendered insolvent by the transactions contemplated by this Agreement or the other Transaction Documents to which any such Ambassador Party is a party and after giving effect to such transactions, none of the Ambassador Parties will be left with an unreasonably small amount of capital with which to engage in its business or undertakings, nor will any of Ambassador Party have incurred, have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. Owner did not receive less than a reasonably equivalent value in exchange for incurrence of the Obligations. There (i) is no contemplated, pending or, to the best of Owner's knowledge, threatened bankruptcy, reorganization, receivership, insolvency or like proceeding, whether voluntary or involuntary, affecting any Ambassador Party or any of the Properties and (ii) has been no assertion or exercise of jurisdiction over any Ambassador Party or any of the Properties by any court empowered to exercise bankruptcy powers.

                 2.1.8    [Intentionally Omitted]

                 2.1.9 TITLE. Owner has good, valid, marketable and indefeasible title in fee to each Property, free and clear of all Liens whatsoever except the Permitted Liens. Each Bond Mortgage, if and when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create a valid, perfected first lien on the Bond Property intended to be encumbered thereby (including the Leases of such Bond Property and the Rents and Profits and all rights to collect Rents and Profits under such Leases), subject only to Permitted Liens. Each Reimbursement Mortgage with respect to an Additional Mortgaged Property, if and when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create a valid, perfected first priority lien (or in the case of the Crossings at Bellevue Project only, a second priority lien) on the Additional Mortgaged Property intended to be encumbered thereby (including the Leases of such Additional Mortgaged Property and the Rents and Profits and all rights to collect Rents and Profits under such Leases), subject only to Permitted Liens. Each Reimbursement Mortgage with respect to a Bond Property, if and when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create a valid, perfected second priority lien on the Bond Property intended to be encumbered thereby (including the Leases of such Bond Property and the Rents and Profits and all rights to collect Rents and Profits under such Leases), subject only to Permitted Liens. Except for (i) any Permitted Liens and (ii) claims for work, labor or materials affecting any Properties that will either
(x) be paid in full in the ordinary course of Owner's business, or (y) if in dispute, bonded over in the ordinary course of Owner's business, and which claims in the aggregate do not exceed $100,000, there are no Liens or claims for work, labor or materials affecting any Property which are or may be prior to, subordinate to, or of equal priority with, the Liens created by the Mortgage Documents. With the exception of any Regulatory Agreement, the Permitted Liens do not have, and may not reasonably be expected to have, a Material Adverse Effect.

                 2.1.10 COMPLIANCE WITH EXISTING BOND ISSUES AND EXISTING SECURITY INSTRUMENTS. No Ambassador Party has any knowledge of and since any Ambassador Party has acquired its interest in any Bond Property no such Ambassador Party has received notice of, any event or condition that remains uncured that would constitute an event of default or which, with the lapse of time, if not cured, or with the giving of notice or both, would become an event of default under any of the Regulatory Agreements, any of the Existing Security Instruments or any other document executed in connection with any of the Existing Bond Issues. Owner has complied in all material respects with the requirements of each loan agreement executed in connection with the Existing Bond Issues.

                 2.1.11 COMPLIANCE WITH TAX CERTIFICATES. Owner has not taken and will not take any action, or permit to be taken any action that is within the control of Owner, that would impair the exclusion from gross income for federal income tax purposes of the interest payable on any of the Existing Bond Issues or the Bonds. As of the Fannie Mae Facility Closing Date, Owner is in compliance with all material requirements of all of the Tax Certificates. Owner has complied and will comply with all the material terms and conditions of the Tax Certificates, including the terms and conditions of the exhibits thereto, and the representations set forth in the Tax Certificates pertaining to Owner are true and accurate in all material respects.

                 2.1.12 COMPLIANCE WITH REGULATORY AGREEMENTS. Each of the Bond Properties is in compliance with all material requirements of the applicable Regulatory Agreement.

                 2.1.13 TAXES. Owner has filed all property and similar tax returns required to have been filed by it with respect to each Property and has paid and discharged, or caused to be paid and discharged, all installments for the payment of real estate, property or similar taxes due as of the Fannie Mae Facility Closing Date, and all other material Impositions imposed against, affecting or relating to each Property other than those which have not become due, together with any fine, penalty, interest or cost for nonpayment pursuant to such returns or pursuant to any assessment received by it, except with regard to tax contests being diligently prosecuted in accordance with the requirements of the Related Mortgages. Owner has no knowledge of any new proposed tax, levy or other governmental or private assessment or charge in respect of any Property which has not been disclosed in writing to Fannie Mae.

                 2.1.14 ZONING. Each Property complies in all material respects with all existing Applicable Laws affecting such Property and, except as set forth on Schedule 2.1.14, such Property's zoning compliance is not dependent upon any special zoning or use exceptions, variances or approvals of non-conforming uses. Without limiting the foregoing, all material Permits, including certificates of occupancy, have been issued and are in full force and effect.

Neither Owner nor, to the knowledge of Owner, any former owner of any Property, has received any written notification or threat of any actions or proceedings regarding the noncompliance or nonconformity of any Property with any Applicable Laws or Permits and which remains uncured, nor is Owner otherwise aware of any such pending actions or proceedings.

                 2.1.15 LIABILITY FOR HAZARDOUS SUBSTANCES. Neither Owner nor Operating Partnership has any liability, contingent or otherwise, in connection with any Hazardous Substance Activity on or affecting any Property in violation of Hazardous Materials Laws in an amount in excess of $100,000 with respect to any Property.

                 2.1.16 PROHIBITED ACTIVITIES OR CONDITIONS. Except as disclosed in the Environmental Reports delivered to Fannie Mae prior to the Fannie Mae Facility Closing Date and described on Schedule 2.1.16 or otherwise disclosed in writing by Owner to Fannie Mae prior to the Fannie Mae Facility Closing Date, (a) to the best knowledge of Owner, no Prohibited Activities or Conditions exist or have existed at, upon, under or within any Property that have not been remedied and (b) neither Owner nor Operating Partnership has at any time caused or permitted any Prohibited Activities or Conditions to exist at, upon, under or within any Property.

                 2.1.17 HAZARDOUS MATERIALS LAWS. Except as disclosed in the Environmental Reports delivered to Fannie Mae prior to the Fannie Mae Facility Closing Date and described on Schedule 2.1.16 or otherwise disclosed in writing by Owner to Fannie Mae prior to the Fannie Mae Facility Closing Date, (a) neither Owner nor, to the knowledge of Owner, any other party has been or is involved in operations at any Property which operations could reasonably be expected to lead to (x) the imposition of liability on Owner, Operating Partnership or General Partner under any Hazardous Materials Law in effect as of the Fannie Mae Facility Closing Date, or on any subsequent or former owner of any Property in an amount (together with all claims and liabilities with respect to such Property described in clauses (b) and (c) below) in excess of $100,000 with respect to any Property, or (y) the creation of a Lien with respect to a liability on any Property under any Hazardous Materials Law in effect as of the Fannie Mae Facility Closing Date; (b) neither Owner, Operating Partnership or General Partner, nor to the best knowledge of Owner, any predecessor-in-interest with respect to any Property has knowingly permitted any tenant or occupant of any Property to engage in any activity that could reasonably be expected to impose a claim or liability under any Hazardous Materials Law in effect as of the Fannie Mae Facility Closing Date on such tenant or occupant, on Owner or on any other subsequent or former owner of any Property in an amount (together with all claims and liabilities with respect to such Property described in clause (a) above and clause (c) below) in excess of $100,000 with respect to any Property; and (c) neither Owner, Operating Partnership nor General Partner has received, and Owner has no knowledge of the issuance of, any claim, citation or notice of any Governmental Actions in an amount (together with all claims and liabilities with respect to such Property described in clauses (a) and (b) above) in excess of $100,000 with respect to any Property.

                 2.1.18 LEASES. Owner has delivered to Servicer, on behalf of Fannie Mae, a true and correct copy of its form apartment lease for each Property, and each Lease (other than Leases for commercial laundry service with respect to which Owner has obtained a subordination agreement approved by Fannie Mae) with respect to such Property is in substantially the form thereof, with no material modifications thereto, except as previously disclosed in writing to Servicer or Fannie Mae. Except as set forth on Schedule 2.1.18, no Lease for any unit in any Property is for a commercial or other non-residential use. Except as set forth in a Rent Roll, no Lease for any unit in any Property
(i) is for a term in excess of one year, including any renewal or extension period unless such renewal or extension period is subject to termination by Owner upon not more than 30 days' written notice, (ii) provides for prepayment of more than one month's rent, or (iii) was entered into in other than the ordinary course of business.

                 2.1.19 RENT ROLL. Owner has executed and delivered to Servicer, on behalf of Fannie Mae, (a) a Certification to Property Rent Roll (the "RENT ROLL"), for each Property, each dated as of and delivered within thirty (30) days prior to the Fannie Mae Facility Closing Date and otherwise in the form promulgated by Fannie Mae. Each Rent Roll sets forth each and every unit subject to a Lease which is in full force and effect as of the date of such Rent Roll. The information set forth on each Rent Roll is true and correct as of its date and contains all the information as and when requested by Fannie Mae and there has occurred no material adverse change in the information shown on any Rent Roll from the date of each such Rent Roll to the Fannie Mae Facility Closing Date. Except as disclosed in the Rent Roll with respect to each Property or otherwise disclosed in writing to Servicer or Fannie Mae on or before the Fannie Mae Facility Closing Date, no Lease is in effect as of the date of the Rent Roll with respect to such Property.

                 2.1.20 STATUS OF LANDLORD UNDER LEASES. Except for any assignment of leases and rents which is a Permitted Lien or which is to be released in connection with the consummation of the transactions contemplated by this Agreement, Owner is the owner and holder of the landlord's interest under each of the Leases of units in each Property and there are no prior outstanding assignments of any such Lease, or any portion of the Rents and Profits due and payable or to become due and payable thereunder.

                 2.1.21 ENFORCEABILITY OF LEASES. Each Lease constitutes the legal, valid and binding obligation of Owner and, to the knowledge of Owner, of each of the other parties thereto, enforceable in accordance with its terms, subject only to bankruptcy, insolvency, reorganization or other similar laws relating to creditors' rights generally, and equitable principles, and to any defenses of incapacity that may be asserted by any tenant and with respect to which Owner has no knowledge as of the Fannie Mae Facility Closing Date.
Except as disclosed in writing to Fannie Mae, no notice of any default by Owner which remains uncured has been received by Owner or any Affiliate of Owner under any such Lease.

                 2.1.22 NO LEASE OPTIONS. All premises demised to tenants under Leases are occupied by such tenants (and/or other permitted occupants) as tenants only. No Lease contains any option or right to purchase, right of first refusal or any other similar provisions. No option or right to purchase, right of first refusal, purchase contract or similar right exists with respect to any Property.

                 2.1.23 INSURANCE. Owner has delivered to Servicer or Fannie Mae true and correct certified copies of all policies of insurance currently in effect as of the date of this Agreement with respect to the Properties. Each such insurance policy complies in all material respects with the requirements set forth in the Mortgage Documents.

                 2.1.24 TAX PARCELS. Each Property is on one or more separate tax parcels, and each such parcel (or parcels) is (or are) separate and apart from any other property.

                 2.1.25 ENCROACHMENTS. Except as set forth in the Fannie Mae Title Commitment (other than notes or other informational items set forth therein) with respect to each Property or on the survey described in the "Survey Endorsement" attached to such Fannie Mae Title Commitment with respect to such Property, none of the improvements located on any Property encroaches upon the property of any other Person nor lies outside of the boundaries and building restriction lines of such Property and no improvement located on property adjoining such Property lies within the boundaries of or in any way encroaches upon such Property.

                 2.1.26 INDEPENDENT UNIT. Except as set forth in the Fannie Mae Title Commitment (other than notes or other informational items set forth therein) with respect to each Property or on the survey of such Property identified in such Fannie Mae Title Commitment and certified to Fannie Mae, each Property is an independent unit which does not rely on any drainage, sewer, access, parking, structural or other facilities located on any property not included in such Property or on public or utility easements for the (a) fulfillment of any zoning, building code or other requirement of any Governmental Authority that has jurisdiction over such Property, (b) structural support, or (c) the fulfillment of the requirements of any Lease or other agreement affecting such Property. Except as disclosed on Schedule 2.1.26, Owner, directly or indirectly, has the right to use all amenities, easements, public or private utilities, parking, access routes or other items necessary or currently used for the operation of each Property. Except as disclosed on
Schedule 2.1.26, public utilities are installed and operating at each Property and all billed installation and connection charges have been paid in full. Except as disclosed on Schedule 2.1.26, each Property is either (i) contiguous to or (ii) benefits from an irrevocable unsubordinated easement permitting access from such Property to a physically open, dedicated public street, and has all necessary permits for ingress and egress and is adequately serviced by public water, sewer systems and utilities. Except as set forth in the Fannie Mae Title Commitment (other than notes or other informational items set forth therein) with respect to each Property or on the survey of such Property identified in such Fannie Mae Title Commitment and certified to Fannie Mae, no building or other improvement not located on a Property relies on any part of the Property to fulfill any zoning requirements, building code or other requirement of any Governmental Authority that has jurisdiction over the Property for structural support or to furnish to such building or improvement any essential building systems or utilities.

                 2.1.27 CONDITION OF THE PROPERTIES. Each Property is in good condition, order and repair, there exist no structural or other material defects in such Property, whether latent or otherwise and Owner has not received notice from any insurance company or bonding company of any defects or inadequacies in such Property, or any part of it, which would materially adversely affect the insurability of such Property or cause the imposition of extraordinary premiums or charges for insurance or of any termination or threatened termination of any policy of insurance or bond. No Ambassador Party has made any claim against any contractor, architect or other party with respect to the condition of any Property or the existence of any structural or other material defect therein. No Property has been materially damaged by Casualty which has not been fully repaired or for which Insurance Proceeds have not been received or are not expected to be received except as previously disclosed in writing to Fannie Mae or Servicer. There are no proceedings pending for partial or total Condemnation of any Property except as disclosed in writing to Fannie Mae or Servicer. The weighted average maturity of each issue of Related Bonds does not exceed 120% of the average remaining reasonably expected economic life of the facilities financed with the proceeds of such Related Bonds.

                 2.1.28   NO CONTRACTUAL DEFAULTS.  Except as disclosed on
Schedule 2.1.28, there are no defaults by any Ambassador Party or, to the knowledge of Owner, by any other Person under any contract to which any Ambassador Party is a party relating to any Property, including any management, rental, service, supply, security, maintenance or similar contract, that either
(i) individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, or (ii) involves, in any individual instance, an actual or potential disputed amount that is equal to or greater than $25,000. No Ambassador Party or to the knowledge of Owner, any other Person has received notice or has any knowledge of any existing circumstances in respect of which it could receive any notice of default or breach in respect of any contracts affecting or concerning any Property, that either (i) individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, or (ii) involves, in any individual instance, an actual or potential disputed amount that is equal to or greater than $25,000.

                 2.1.29 COMPLIANCE WITH THE TRANSACTION DOCUMENTS. Owner is in compliance with all provisions of the Transaction Documents to which it is a party or by which it is bound. The representations and warranties made by Owner in the Transaction Documents are true and correct as of the Closing Date and do not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                 2.1.30 ERISA. Each Ambassador Party is in compliance in all material respects with all applicable provisions of ERISA and has not incurred any liability to the PBGC on a Plan under Title IV of ERISA. The assets of each Ambassador Party do not constitute plan assets (within the meaning of Department of Labor Regulation Section 2510.3-101) of any employee benefit plan subject to Title I of ERISA.

                 2.1.31 OFFICIAL STATEMENT. The statements and information concerning Owner and its Affiliates, and the Related Bond Property set forth in each Official Statement (other than the information under the subheading "Federal National Mortgage Association" of each such Official Statement) are each true and correct in all material respects as of the date of such Official Statement and, as of such date, do not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                 2.1.32 OWNERSHIP; REIT STATUS. Ambassador REIT currently qualifies and is taxed as a real estate investment trust under Subchapter M of the Code. General Partner currently qualifies as a "Qualified REIT Subsidiary" (as defined in Subchapter M of the Code) of Ambassador REIT.

                 2.1.33 FINANCIAL INFORMATION. The financial projections relating to the Ambassador REIT and the other Ambassador Parties and delivered to Servicer, on behalf of Fannie Mae, on or prior to the Fannie Mae Facility Closing Date, if any, were prepared on the basis of assumptions believed by Owner, in good faith at the time of preparation, to be reasonable and Owner is not aware of any fact or information that would lead it to believe that such assumptions are incorrect or misleading in any material respect; provided, however, that no representation or warranty is made that any result set forth in such financial projections shall be achieved. The financial statements of each Ambassador Party which have been furnished to Servicer on behalf of Fannie Mae are true and correct in all material respects and present fairly in all material respects the financial condition of such Ambassador Party, as of their respective dates in accordance with GAAP, applied on a consistent basis, and since the date of the most recent of such financial statements no event has occurred which would have, or may reasonably be expected to have a Material Adverse Effect, and there has not been any material transaction entered into by any Ambassador Party other than transactions in the ordinary course of business. No Ambassador Party has any material contingent obligations which are not otherwise disclosed in its most recent financial statements or otherwise disclosed in writing to Fannie Mae on or before the Fannie Mae Facility Closing Date. General Partner has no material liabilities, other than those incurred under the Transaction Documents and its contingent obligations for obligations of Owner.

                 2.1.34 ACCURACY OF INFORMATION. The representations, warranties of Owner and any other Ambassador Party contained in the Rent Rolls, this Agreement, the Bond Documents, the Mortgage Documents or any other Transaction Document are true and correct in all material respects, do not contain any untrue statement or misleading statement of a material fact, and do not omit to state a material fact required to be stated therein or necessary in order to make the certifications, representations, warranties, statements, information and descriptions contained therein, in light of the circumstances under which they were made, not misleading. No information, statement or report furnished in writing to Fannie Mae, any Issuer, Servicer or any Related Trustee by any Ambassador Party in connection with the consummation of the transactions contemplated in this Agreement, the Bond Documents, the Mortgage Documents or any other

Transaction Document (including any information furnished by any Ambassador Party in connection with the preparation of any materials related to the issuance delivery or offering of any of the Bonds on the Bond Transaction Closing Date) contains any material misstatement of fact or omits to state a material fact necessary to make the statements contained therein not misleading, except to the extent that such misstatements and omissions when considered in light of the totality of such information, statements and reports furnished by such Ambassador Parties are not materially misleading in the aggregate.

                 2.1.35 NO CONFLICTS OF INTEREST. To the best knowledge of Owner, no member, officer, agent or employee of any Issuer has been or is in any manner interested, directly or indirectly (except for the publicly traded stock of Ambassador REIT), in that Person's own name, in the Related Bonds, the Related Bond Documents, the Bond Property Loan Documents, Owner, Operating Partnership or General Partner or the applicable Bond Property, in any contract for property or materials to be furnished or used in connection with such Bond Property or in any aspect of the transactions contemplated by the Related Bond Documents or the Bond Property Loan Documents.

                 2.1.36 GOVERNMENTAL APPROVALS. No Governmental Approval not already obtained or made is required for the execution and delivery or approval, as the case may be, of this Agreement, the other Bond Documents, the Mortgage Documents or any other Transaction Document or the performance of the terms and provisions hereof or thereof by Owner, Operating Partnership or General Partner.

                 2.1.37 GOVERNMENTAL ORDERS. No Ambassador Party presently under any cease or desist order or other orders of a similar nature, temporary or permanent, of any Governmental Authority which would have the effect of preventing or hindering performance of its duties hereunder, nor are there any proceedings presently in progress or to its knowledge contemplated which would, if successful, lead to the issuance of any such order.

                 2.1.38 NO RELIANCE. Owner acknowledges, represents and warrants that it understands the nature and structure of the transactions relating to the refinancings of the Bond Properties as contemplated by the Transaction Documents, that it is familiar with the provisions of all of the documents and instruments relating to such refinancings to which it or any Issuer is a party or of which it is a beneficiary; that it understands the risks inherent in such transactions, including the risk of loss of all or any of the Bond Properties and the Additional Mortgaged Properties; and that it has not relied on any Issuer or Fannie Mae for any guidance or expertise in analyzing the financial or other consequences of the transactions contemplated by this Agreement, any Related Indenture or any other Transaction Document or otherwise relied on any Issuer or Fannie Mae in any manner in connection with interpreting, entering into or otherwise in connection with this Agreement, any other Transaction Document or any of the matters contemplated hereby or thereby.

                 2.1.39 ARBITRAGE BONDS. No money on deposit in any fund or account in connection with any of the Existing Bond Issues, whether or not such money was derived from other sources, has been used by or under the direction of Owner or General Partner in a manner which would (i) cause any of the Existing Bond Issues to be "arbitrage bonds" within the meaning of Section 103(c) of the Code and (ii) either cause a Material Adverse Effect on Owner or result in the interest received by the Bondholders of any of the Bonds being taxable for federal income tax purposes.

                 2.1.40 COMPLIANCE WITH APPLICABLE LAW. Each of Owner and General Partner is in compliance with Applicable Law, including all Governmental Approvals, if any, except for such items of noncompliance that, singly or in the aggregate, have not had and are not reasonably expected to cause, a Material Adverse Effect.

                 2.1.41 CONTRACTS WITH AFFILIATES. Except for the Management Agreements, Owner has not entered into and is not a party to any contract, lease or other agreement with any Affiliate of Owner for the provision of any service, materials or supplies to any Property or Properties (including any contract, lease or agreement for the provision of property management services, cable television services or equipment, gas, electric or other utilities, security services or equipment, laundry services or equipment or telephone services or equipment).

         SECTION 2.2      AFFIRMATIVE COVENANTS OF OWNER.

                 Owner agrees and covenants with Fannie Mae that, at all times during the term of this Agreement:

                 2.2.1 COMPLIANCE WITH AGREEMENTS. Owner shall comply with all the terms and conditions of each Transaction Document to which it is a party or by which it is bound, subject to applicable notice and cure periods, if any, as set forth in such Transaction Documents, and shall use its best efforts to cause each Related Trustee at all times to comply with the terms of the Related Bond Documents to which each such Related Trustee is a party.

                 2.2.2 MAINTENANCE OF EXISTENCE. Owner shall maintain its existence and continue to be a limited partnership organized under the laws of the state of its organization, duly qualified to do business in each jurisdiction in which such qualification is necessary to the conduct of its business and where the failure to be so qualified would adversely affect the validity of, the enforceability of or ability to perform its obligations under this Agreement or any other Transaction Document.

                 2.2.3 MAINTENANCE OF REIT STATUS; OWNERSHIP STRUCTURE. At all times during which Owner is bound by the terms of this Agreement: (a) Ambassador REIT shall continue to qualify and be taxed as a real estate investment trust under Subchapter M of the Code and listed on the New York Stock Exchange, NASDAQ or the American Stock Exchange; (b) General Partner shall continue to (i) qualify as a "Qualified REIT Subsidiary" (as defined in Subchapter M of the Code) of Ambassador REIT, and (ii) be the sole general partner of Owner; and (c) Operating Partnership shall continue to be the sole limited partner of Owner.

                 2.2.4    FINANCIAL STATEMENTS; ACCOUNTANTS' REPORTS; OTHER
INFORMATION.   Owner shall keep and maintain at all times (a) complete and accurate books of accounts and records in sufficient detail to correctly reflect (i) all of Owner's financial transactions and assets and (ii) the results of the operation of each Property and (b) copies of all written contracts, Leases and other instruments which affect each Property (including all bills, invoices and contracts for electrical service, gas service, water and sewer service, waste management service, telephone service and management services). In addition, Owner shall furnish, or cause to be furnished, to Servicer, and upon Fannie Mae's request, to Fannie Mae:

                          2.2.4.1 Annual Financial Statements. As soon as available, and in any event within one hundred and twenty (120) days after the close of each of the respective fiscal years of Owner and each other Ambassador Party, with respect to each such Ambassador Party, its audited balance sheet as of the end of such fiscal year, its audited statement of income, retained earnings for such fiscal year and its audited statement of cash flows for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the prior fiscal year, prepared in accordance with GAAP, consistently applied, and certified by a Senior Financial Officer of General Partner and Ambassador REIT to the effect that such financial statements have been prepared in accordance with GAAP, consistently applied, and that such financial statements fairly present the results of its operations and financial condition for the periods and dates indicated, with such certification to be free of exceptions and qualifications as to the scope of the audit. Such audited financial statements shall, in the case of Operating Partnership, be prepared on a consolidated basis with Ambassador REIT and be accompanied by unaudited consolidating financial statements. Notwithstanding the requirements set forth above, for the fiscal year ending December 31, 1996, Owner shall only be required to deliver unaudited versions of the financial statements required pursuant to this subsection 2.2.4.1.

                          2.2.4.2 Quarterly Financial Statements. As soon as available, and in any event within sixty (60) days after each of the first three fiscal quarters of each fiscal years during the term of this Agreement, with respect to Owner and each other Ambassador Party, its unaudited balance sheet as of the end of such fiscal quarter and its unaudited statement of income and retained earnings and its unaudited statement of cash flows for the portion of the fiscal year ended with the last day of such quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous fiscal year, accompanied by a certificate of a Senior Financial Officer of General Partner and Ambassador REIT to the effect that such financial statements have been prepared in accordance with GAAP, consistently applied, and that such financial statements fairly present the results of its operations and financial condition for the periods and dates indicated subject to year end adjustments in accordance with GAAP.

                          2.2.4.3 Monthly Property Statements. On a monthly basis within sixty (60) days of the last day of the month to which such statement relates, a statement of income and expenses of each Property accompanied by a certificate of a Senior Financial Officer of General Partner and Ambassador REIT to the effect that each such statement of income and expenses fairly, accurately and completely presents the operations of each such Property for the period indicated.

                          2.2.4.4 Annual Property Statements. On an annual basis within sixty (60) days of the end of the fiscal year, an annual statement of income and expenses of each Property accompanied by a certificate of a Senior Financial Officer of General Partner and Ambassador REIT to the effect that each such statement of income and expenses fairly, accurately and completely presents the operations of each such Property for the period indicated.

                          2.2.4.5 Updated Rent Rolls. Within thirty (30) days of Servicer's or Fannie Mae's written request, which so long as no Event of Default or Potential Event of Default has occurred and is continuing shall be made not more frequently than four (4) times in any twelve month period, a current Rent Roll for each Property, showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable, the rent paid and any other information requested by Servicer or Fannie Mae and in the form required by Servicer or Fannie Mae and accompanied by a certificate of a Senior Financial Officer of General Partner and Ambassador REIT stating that the information set forth on each Rent Roll is true and correct as of its date and contains all the information as and when requested by Fannie Mae.

                          2.2.4.6 Security Deposit Information.  Within thirty
         (30) days of Servicer's or Fannie Mae's written request, which so long as no Event of Default or Potential Event of Default has occurred and is continuing shall be made not more frequently than two (2) times in any twelve month period, an accounting of all security deposits held in connection with any lease of any part of any Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release reasonably necessary for Servicer or Fannie Mae to access information regarding such accounts.

                          2.2.4.7 Security Law Reporting Information. So long as Ambassador REIT, Operating Partnership or any Subsidiary of either of them is a reporting company under the Securities and Exchange Act of 1934, promptly upon their becoming available, copies of (a) all 10K's, 10Q's, 8K's, annual reports and proxy statements, and all replacement, substitute or similar filings or reports required to be filed after the date of this Agreement by the United States Securities and Exchange Commission or other Governmental Authority exercising similar functions, and (b) all press releases and other statements made available generally by Ambassador REIT, Operating Partnership or any Subsidiary of either of them to the public concerning material developments in the business of Ambassador REIT, Operating Partnership or any Subsidiary of either of them.

                          2.2.4.8 Accountants' Reports. Within ten (10) days following Owner's receipt thereof, copies of any reports or management letters submitted to Owner by its independent certified public accountants in connection with the examination of its financial statements made by such accountants (except for reports otherwise provided pursuant to subsection 2.2.4.1 above).

                          2.2.4.9 Other Reports. Within ten (10) days of delivery thereof, all schedules, financial statements or other similar reports delivered by Owner pursuant to the Transaction Documents or within thirty (30) days of Fannie Mae's or Servicer's written request therefor, any such schedules, financial statements or other similar reports reasonably requested by Servicer or Fannie Mae with respect to the business affairs, financial condition, or physical condition of Owner or any of the Properties.

                 2.2.5 CERTIFICATE OF COMPLIANCE. Owner shall deliver to Servicer concurrently with the delivery of the financial statements and/or reports required to be delivered pursuant to above a Certificate of Compliance signed by a Senior Financial Officer of General Partner and Ambassador REIT.

                 2.2.6 MAINTAIN LICENSES. Owner shall procure and maintain in full force and effect all licenses, Permits, charters and registrations which are material to the conduct of its business and shall abide by and satisfy all material terms and conditions of all such licenses, Permits, charters and registrations.

                 2.2.7 ACCESS TO RECORDS; DISCUSSIONS WITH OFFICERS AND ACCOUNTANTS. To the extent permitted by law and in addition to the applicable requirements of the Mortgages, Owner shall permit Fannie Mae or Servicer:

                          (a) to inspect, make copies and abstracts of, and have reviewed or audited, such of Owner's books and records as may relate to the Obligations or any Property;

                          (b) to discuss Owner's affairs, finances and accounts with any of Owner's officers, partners and employees;

                          (c) to discuss Owner's affairs, finances and accounts with its independent public accountants, provided that the Senior Financial Officer of General

         Partner has been given the opportunity by Servicer or Fannie Mae to be a party to such discussions; and

                          (d) to receive any other information that Fannie Mae or Servicer reasonably deems necessary or relevant in connection with any Mortgage Loan, any Transaction Document or the Obligations.

                 Notwithstanding the foregoing, prior to an Event of Default or Potential Event of Default, all inspections shall be conducted at reasonable times during normal business hours.

                 2.2.8 INFORM FANNIE MAE AND SERVICER OF MATERIAL EVENTS. Owner shall promptly inform Fannie Mae and Servicer in writing of any of the following (and shall deliver to the Fannie Mae and Servicer copies of any related written communications, complaints, orders, judgments and other documents relating to the following) of which Owner has or obtains actual knowledge:

                          (a) Defaults. The occurrence of any Event of Default or any Potential Event of Default under this Agreement or any other Transaction Document;

                          (b) Regulatory Proceedings. The commencement of any rulemaking or disciplinary proceeding or the promulgation of any proposed or final rule which would have, or may reasonably be expected to have, a Material Adverse Effect or adversely affect the tax-exempt status of the interest payable on any of the Related Bonds;

                          (c) Legal Proceedings. The commencement or written threat of, or amendment to, any proceedings by or against Owner, General Partner, Operating Partnership or Ambassador REIT in any Federal, state or local court or before any Governmental Authority, or before any arbitrator, which, if adversely determined, would have, or at the time of determination may reasonably be expected to have, a Material Adverse Effect or adversely affect the tax-exempt status of the interest payable on any of the Related Bonds;

                          (d) Bankruptcy Proceedings. The commencement of any proceedings by or against Owner, General Partner, Operating Partnership or Ambassador REIT under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official is sought to be appointed for it;

                          (e) Regulatory Supervision or Penalty. The receipt of written notice from any Governmental Authority having jurisdiction over Owner or General Partner that (i) Owner or General Partner is being placed under regulatory supervision, (ii) any license, Permit, charter, membership or registration material to the conduct of Owner's or General Partner's respective business or the Properties is to be suspended or revoked or (iii) Owner or General Partner is to cease and desist any practice, procedure or policy employed by Owner or General Partner, as the case may be, in the conduct of its business, and such cessation would have, or may reasonably be expected to have, a Material Adverse Effect or would adversely affect the tax-exempt status of the interest on any Bonds; and

                          (f) Environmental Claim. The receipt of written notice from any Governmental Authority or other Person relating to any Environmental Claim involving Owner or General Partner or any of its assets, including the Properties, which is for an amount in excess of $20,000.00.

                 2.2.9 SINGLE-PURPOSE ENTITIES. Owner and General Partner shall at all times maintain and conduct themselves as Single-Purpose entities.

                 2.2.10 INSPECTION. Owner shall permit any Person designated by Fannie Mae (including Servicer): (a) to make entries upon and inspections of the Properties (including the dwelling units and other improvements located thereon, subject, however, to the rights of the tenants of such dwelling units); and (b) to otherwise verify, examine and inspect the amount, quantity, quality, value and/or condition of, or any other matter relating to, any Property. Notwithstanding the foregoing, prior to an Event of Default or Potential Event of Default (i) all inspections shall be conducted at reasonable times during normal business hours and (ii) the costs and expenses incurred by Servicer in connection with any such inspection shall be deemed to be included in the Servicing Fee Component and shall not be reimbursable by Owner. Notwithstanding the existence or non-existence of an Event of Default or Potential Event of Default any fees or expenses incurred by Fannie Mae in connection with such inspections shall be payable by Owner in accordance with section 4.2.

                 2.2.11 COMPLIANCE WITH APPLICABLE LAWS. Owner shall comply in all material respects with all Applicable Laws now or hereafter affecting any Property or any part of any Property or requiring any alterations, repairs or improvements to any Property. Owner shall procure and continuously maintain in full force and effect, and shall abide by and satisfy all material terms and conditions of all Permits.

                 2.2.12   WARRANTY OF TITLE.  Owner shall warrant and defend
(a) the title to each Property and every part of each Property, subject only to Permitted Liens, and (b) the validity and priority of the lien of the applicable Mortgage Documents, subject only to Permitted Liens, in each case against the claims of all Persons whatsoever.

                 2.2.13 DEFENSE OF ACTIONS. Owner shall appear in and defend any action or proceeding purporting to affect any Property, any security for this Agreement or the rights or power of Fannie Mae or Servicer hereunder, and shall, pursuant to section 4.2, pay all reasonable out-of-pocket costs and expenses, including the cost of evidence of title and reasonable attorneys' fees, in any such action or proceeding in which Fannie Mae of Servicer may appear. If an Event of Default has occurred and is continuing, or if any action or proceeding is commenced that is not diligently defended by Owner which affects in any material respect Fannie Mae's or any Related Trustee's interest in any Property or any part thereof, including eminent domain, code enforcement or proceedings of any nature whatsoever under any Applicable Law, whether now existing or hereafter enacted or amended, then Fannie Mae may, but without obligation to do so and without notice to or demand upon Owner and without releasing Owner from any Obligation, make such appearances, disburse such sums and take such action as Fannie Mae or Servicer deems necessary or appropriate to protect Fannie Mae's or such Related Trustee's interest, including disbursement of attorney's fees, entry upon such Property to make repairs or take other action to protect the security of said Property, and payment, purchase, contest or compromise of any encumbrance, charge or lien which in the judgment of Fannie Mae appears to be prior or superior to the Transaction Documents. In the event (i) that any Mortgage is foreclosed in whole or in part or that any Transaction Document is put into the hands of an attorney for collection, suit, action or foreclosure,
(ii) of the foreclosure of any mortgage, deed to secure debt, deed of trust or other security instrument prior to or subsequent to any Mortgage or any Transaction Document in which proceeding Fannie Mae is made a party or (iii) of the bankruptcy of Owner, General Partner or Operating Partnership or an assignment by Owner, General Partner or Operating Partnership for the benefit of its creditors, Owner shall be chargeable with and agrees to pay all costs of collection and defense, including actual attorneys' fees in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, which shall be due and payable together with all required service or use taxes.

                 2.2.14   PROPERTY MANAGEMENT; MAINTENANCE OF PROPERTIES.
Owner shall continue to operate each Property as a Multifamily Residential Property, and shall manage or cause to be managed the operations of each Property in accordance with the applicable provisions of the Mortgage Documents and the other Transaction Documents. Owner shall not enter into any agreement or contract for the management or operation of any Property without the prior consent of Fannie Mae. Owner (a) shall not commit waste or, subject to ordinary wear and tear, permit impairment or deterioration of any Property, (b) shall not abandon any Property, (c) shall restore or repair promptly and in a good and workmanlike manner all or any part of any Property to the equivalent of its condition existing immediately prior to such Casualty, or such other lesser condition as Fannie Mae may approve in writing, in the event of any Casualty thereto, whether or not Insurance Proceeds are available to cover in whole or in part the costs of such restoration or repair, (d) shall keep each Property, including improvements, fixtures, equipment, machinery and appliances thereon in good repair and shall replace fixtures, equipment, machinery and appliances on each Property when necessary to keep such items in good repair, and (e) shall generally operate and maintain each Property in accordance with the same standards in which each such Property is operated and maintained as of the Fannie Mae Facility Closing Date. Neither Owner nor any tenant or other person shall remove, demolish or alter any improvement now existing or hereafter erected on any Property or any fixture, equipment, machinery or appliance in or on any Property except when incident to the replacement of fixtures, equipment, machinery and appliances with items of like kind.







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
                 2.2.15 ALTERATIONS TO THE PROPERTIES. Except as otherwise provided in the Mortgage Documents, Owner shall have the right to undertake any alteration, improvement, demolition, removal, or construction (collectively "ALTERATIONS") to any Property without the prior consent of Fannie Mae; provided, however, that in any case, no such Alterations shall be made to any Property without the prior written consent of Fannie Mae, which consent shall not be unreasonably withheld, if (a) such Alterations could reasonably be expected to adversely affect the value of such Property or its operation as a multifamily housing facility in substantially the same manner in which it is being operated on the date of this Agreement, (b) the construction of such Alterations could reasonably be expected to result in interference to the occupancy of tenants of such Property such that tenants in occupancy with respect to the greater of (i) 3% or more of the Leases of such Property or (ii) eight or more of the rental units of such Property, would be permitted to terminate their Leases or to abate the payment of all or any portion of their rent, or (c) such Alterations will be completed in more than 12 months from the date of commencement or in the last year of the term of this Agreement. Notwithstanding the foregoing, Owner must obtain Fannie Mae's prior written consent, which consent shall not be unreasonably withheld, to construct Alterations with respect to the Property costing in excess of the lesser of (x) $250,000 or (y) $500 multiplied by the number of rental units located on such Property, and Owner must give prior written notice to Fannie Mae of its intent to construct Alterations with respect to such Property costing in excess of $75,000.

                 2.2.16 ERISA. Owner shall at all times remain in compliance in all material respects with all applicable provisions of ERISA and similar requirements of the PBGC.

                 2.2.17 TAXES. If any tax, assessment or Imposition (other than a franchise tax imposed on or measured by, the net income or capital (including branch profits tax) of any Related Trustee or Fannie Mae (or any transferee or assignee thereof, including a participation holder)) ("TAXES") is levied, assessed or charged by the United States or any political subdivision or taxing authority thereof or therein upon any of the Transaction Documents or the obligations secured thereby, the interest of Fannie Mae or any Related Trustee in the Properties, or Fannie Mae or any Related Trustee by reason of or as holder of the Transaction Documents, Owner shall pay all such Taxes to, for, or on account of Fannie Mae or the applicable Related Trustee (or provide funds to Fannie Mae or such Related Trustee for such payment, as the case may be) as they become due and payable and shall promptly furnish proof of such payment to Fannie Mae or such Related Trustee, as applicable. In the event of passage of any law or regulation permitting, authorizing or requiring such Taxes to be levied, assessed or charged, which law or regulation in the opinion of counsel to Fannie Mae or any Related Trustee may prohibit Owner from paying the Taxes to or for Fannie Mae or such Related Trustee, Owner shall enter into such further instruments as may be permitted by law to obligate Owner to pay such Taxes. In addition, Owner shall pay all documentary stamp, recording, transfer, mortgage, intangible or filing or other taxes or fees and any and all liabilities with respect thereto, or resulting therefrom which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of or filing of record, recordation, release or discharge of, this Agreement, the Mortgages, or any other Transaction Document.

                 2.2.18 LEASES. All leases now or hereafter entered into shall: (a) be legally valid, binding and enforceable obligations of the tenants thereto (subject to any defenses of incapacity that may be asserted by any tenant and with respect to which Owner has no knowledge as of the Fannie Mae Facility Closing Date); (b) comply with all Applicable Laws; and (c) be in the form previously delivered to, and deemed acceptable to, Fannie Mae and Servicer, with respect to each Property (the "PROPERTY FORM LEASE"), with no material modifications to such Property Form Lease, except as disclosed to and approved by Fannie Mae and Servicer, in writing. At any time and from time to time (but subject to the requirements of Applicable Law), Fannie Mae or Servicer may require that each Property Form Lease: (i) provide that tenants and subtenants with respect to such Property shall not cause, permit or exacerbate any Prohibited Activities or Conditions; (ii) satisfy the then applicable lease standards of the DUS Guide; and (iii) specifically provide that such lease is subordinate to the Related Mortgage, that the tenant attorns to the holder of each such Related Mortgage, such attornment to be effective upon such holder's acquisition of title to the Property, that the tenant agrees to execute such further evidences of attornment as such holder may from time to time request, that the attornment of the tenant shall not be terminated by foreclosure, and that such holder may, at such holder's option, accept or reject such attornments; provided, however, that each Property Form Lease approved by Fannie Mae or Servicer shall be deemed to have satisfied the requirements in the preceding clauses (i) through (iii) until such time as Owner receives written notice to the contrary from Fannie Mae or Servicer.
Upon receipt of such notice, Owner shall have thirty (30) days (or such longer time as shall be approved by Fannie Mae) to revise such form lease to comply with Fannie Mae's then current leasing requirements and all leases of related Property entered into on or after the expiration of such thirty (30) day period shall be in the form of such revised Property Form Lease with no material modifications except as disclosed to and approved by Fannie Mae or Servicer in writing; provided however that Owner shall not be required to amend any leases entered into prior to such date to conform to the revisions to the Property Form Lease. Without the prior written consent of Fannie Mae, which consent shall not be unreasonably withheld, Owner shall not enter into a lease for any unit in any Property that: (A) is for a term in excess of one year, including any renewal or extension period unless such renewal or extension period is subject to termination by Owner upon not more than 30 days' written notice; (B) provides for prepayment of more than one month's rent; (C) is entered into in other than the ordinary course of Owner's business; (D) contains any option or right to purchase, right of first refusal or any other similar provisions; or
(E) is for any commercial or other non-residential use.

                 2.2.19 OUTSIDE DIRECTOR REQUIREMENTS. In addition, the GP Organizational Documents currently provide, and at all time during the term hereof shall provide as follows: (a) that General Partner shall at all times have at least one Outside Director on its board of directors; (b) that such Outside Director cannot be removed without the appointment of a successor Outside Director; (c) that no action requiring unanimous approval of the board of directors of General Partner shall be taken in the absence of such Outside Director except for the action of removal and







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
replacement of an Outside Director with another Outside Director; and (d) that no action to either (i) commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect) of either General Partner or Owner, or
(ii) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, debt adjustment, winding up or composition or adjustment of debts of either General Partner or Owner, shall be taken without the unanimous affirmative vote of the directors of General Partner, including the Outside Director.

                 2.2.20 COMPLIANCE WITH REGULATORY AGREEMENTS. Owner shall cause the residential units in each Bond Property to be rented or available for rental on a basis which satisfies the requirements of the Regulatory Agreement with respect to such Bond Property. All Leases with respect to each Bond Property will comply in all material respects with all Applicable Laws and with all material requirements of the Regulatory Agreement with respect to such Bond Property.

                 2.2.21 FURTHER ASSURANCES. Provided they do not materially increase the obligations of Owner or any other Ambassador Party over the obligations contemplated in the Transaction Documents, Owner shall, at the request of Fannie Mae, execute and deliver and, if necessary, file or record such statements, documents, agreements, UCC financing and continuation statements and such other instruments and take such further action as Fannie Mae from time to time may request as reasonably necessary to carry out more effectively the purposes of this Agreement or any of the other Transaction Documents or to subject the Collateral to the lien and security interests of the Mortgage Documents or to evidence, perfect or otherwise implement, to assure the lien and security interests intended by the terms of the Transaction Documents or in order to exercise or enforce its rights under the Transaction Documents. In addition, Owner shall cooperate with each of the Rating Agencies in connection with any review of the transactions described in the Transaction Documents which may be undertaken by either of the Rating Agencies after the date of this Agreement.

         SECTION 2.3 NEGATIVE COVENANTS OF OWNER. Owner enters into the covenants and agreements with Fannie Mae set forth in this section 2.3. Each covenant and agreement shall apply continuously during the term of this
Agreement:

                 2.3.1 OTHER ACTIVITIES. Neither Owner nor General Partner shall, without the prior written consent of Fannie Mae:

                                  (a)      either directly or indirectly sell,
                 transfer, exchange or otherwise dispose of any of its assets except as permitted hereunder, by the Mortgages or the Lock-Box Agreement;

                                  (b)      take any action or omit to take any
                 action that, if taken or omitted, would adversely affect the exclusion of interest on the Bonds from gross income for Federal income tax purposes pursuant to Section 103 Code.

                                  (c)      engage in any business or activity
                 other than in connection with (i) with respect to Owner, the ownership, management and operation of the Properties and (ii) with respect to General Partner, the ownership, management and operation of Owner;

                                  (d)      amend the Owner Organizational
                 Documents or the GP Organizational Documents in any manner (including the provisions of the Owner Organizational Documents or the GP Organizational Documents relating to the Outside Director or the taking of any action to commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect) of either General Partner or Owner, or file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, debt adjustment, winding up or composition or adjustment of debts of either General Partner or Owner), without the prior written consent of Fannie Mae; provided that such consent shall not be unreasonably withheld or delayed if the proposed amendments are not inconsistent with Owner's Obligations;

                                  (e)      dissolve or liquidate in whole or in
                 part;

                                  (f)      merge or consolidate with any
                 Person; or

                                  (g)      use, or permit to be used, any
                 Property for any uses or purposes other than as a Multifamily Residential Property.

                 2.3.2 NO AMENDMENTS TO TRANSACTION DOCUMENTS. Unless Fannie Mae shall otherwise consent in writing, Owner shall not agree to any amendment of, supplement to, or waiver, modification, or termination of, any of the terms or provisions of any Transaction Document. Owner shall give written notice to Fannie Mae of any such amendment, supplement, waiver, modification or termination within ten (10) days of Owner's receipt of notice thereof.

                 2.3.3    [INTENTIONALLY OMITTED].

                 2.3.4 VALUE OF SECURITY. Owner shall not take any action which could reasonably be expected to have any Material Adverse Effect.

                 2.3.5 ZONING. Owner shall not initiate or consent to any zoning reclassification of any Property or seek any variance under any zoning ordinance or use or permit the use of any Property in any manner that could result in the use becoming a nonconforming use under any zoning ordinance or any other applicable land use law, rule or regulation.

                 2.3.6 LIENS. Owner shall not create, incur, assume or suffer to exist any Lien on any Property or any part of any Property, except the Permitted Liens;

                 2.3.7 SALE. Owner shall not sell, convey, transfer, assign or otherwise relinquish any Property or any part of any Property or any interest therein without the prior written consent of Fannie Mae, other than
(a) as may be permitted by the Mortgage Documents with respect to such Property, or (b) in accordance with the provisions of section 5.2 or section 5.3, or (c) to enter into Leases for units in a Property to any tenant in the ordinary course of business.

                 2.3.8 USE OF PROCEEDS. The proceeds from the issuance and sale or remarketing, as the case may be, of the Bonds shall not be used for any purpose other than as provided in the Related Bond Documents.

                 2.3.9 INDEBTEDNESS. Without the prior written consent of Fannie Mae, Owner and General Partner, collectively, shall not incur or be obligated at any time with respect to aggregate Indebtedness (other than the Mortgage Loans), in excess of $100,000.00.

                 2.3.10   [INTENTIONALLY OMITTED].

                 2.3.11 PRINCIPAL PLACE OF BUSINESS. Owner shall not change its principal place of business or the location of its books and records, each as set forth in section 2.1.1(g), without first giving thirty (30) days' prior written notice to Fannie Mae (except if necessitated by force majeure, in which case Owner shall notify Fannie Mae of its new principal place of business within five (5) days).

         SECTION 2.4      CERTAIN BOND MATTERS.

                 2.4.1 MONITORING COMPLIANCE. Within thirty (30) days following the written request of Servicer or Fannie Mae, from time to time, and at any time certification of the matters set forth below is provided to the Issuer, the Related Trustee or any other Governmental Authority, Owner shall provide to Servicer or Fannie Mae, as the case may be, the following:

                          (a) Owner's certifications confirming each Bond Property's compliance with the Regulatory Agreement with respect to such Bond Property;

                          (b) If any Property has received or receives a tax credit allocation, Owner's certification of such Property's compliance with the requirements of Section 42 of the Code and the regulations issued under such Section 42 and if the tax credits have not yet been syndicated, Owner's report regarding progress in syndicating the tax credit allocation until the syndication is completed; and

                          (c) Upon the written request of Servicer, such other documents, certificates and other information as may be reasonably deemed necessary to enable Servicer to perform its functions under the Servicing Agreement.

                 2.4.2   REMOVAL OF REMARKETING AGENT.  Owner agrees that
(a) after the occurrence of any Event of Default or (b) if, at any time, Fannie Mae determines that there is a basis in fact for the removal of the then existing Remarketing Agent with respect to an issue of Related Bonds Bonds, if Fannie Mae so directs Owner immediately shall take such action as is required under the Related Remarketing Agreement and the Related Indenture to remove the existing Remarketing Agent with respect to such Related Bonds and replace such Remarketing Agent, without interruption of service, with a Remarketing Agent acceptable to Fannie Mae. Owner acknowledges and agrees that any Remarketing Agent's failure to perform any of its duties or obligations under or with respect to the Related Indenture or the Related Remarketing Agreement, including, failure to give or deliver any notice or information required under the Related Indenture or the Related Remarketing Agreement, shall constitute sufficient basis in fact for such Remarketing Agent's removal.

                 2.4.3 CHANGES IN REMARKETING AGENT OR REMARKETING AGREEMENT. Owner agrees that it will not change any Remarketing Agent, or appoint or engage any Person as a Remarketing Agent or change the fees payable to any Remarketing Agent, without Fannie Mae's prior written consent.

                 2.4.4 CONTINUING DISCLOSURE. Upon the written request of any Remarketing Agent, Owner shall cooperate with such Remarketing Agent in complying with all federal securities laws relating to continuing disclosure that are applicable to the Bonds including, if applicable, Rule 15c2-12, promulgated by the Securities and Exchange Commission under the Securities Exchange Related Act of 1934, as such rule may be amended from time to time.

                 2.4.5 ASSIGNMENT OF RIGHTS TO THE TRUSTEE. Owner acknowledges and agrees that (a) the Related Trustee is the assignee of the applicable Issuer's right, title and interest in and to the Bond Property Loan Documents with respect to each Bond Property and certain rights as and to the extent provided in the Assignment and the Related Indenture (except, in each case, the Reserved Rights (as defined in the Related Indenture)), (b) Fannie Mae is the assignee of the Mortgage Rights with respect to each Bond Property as and to the extent provided in the Related Fannie Mae Collateral Agreement, and (c) by virtue of such Related Fannie Mae Collateral Agreement referred to in clause (b) above, Fannie Mae shall, as and to the extent provided in such Related Fannie Mae Collateral Agreement, be entitled to exercise certain rights and receive certain benefits which would otherwise be available to the Related Trustee under the Bond Property Loan Documents with respect to each Bond Property. Owner further acknowledges and agrees that Fannie Mae has delegated or may delegate certain matters and functions related to or arising under the Bond Property Loan Documents with respect to each Bond Property to Servicer, as an independent contractor, pursuant to the Servicing Agreement.

                 2.4.6 INTEREST RESERVE REQUIREMENT; PRINCIPAL RESERVE FUND. Owner shall deposit with the Related Trustee with respect to each Bond Property, on or before the date the Related Mortgage is executed and delivered, for deposit into the Interest Account with respect to each Bond Property, the Interest Reserve Requirement for such Bond Property. If the Interest







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
Account with respect to a Bond Property is not otherwise replenished to the Interest Reserve Requirement for such Bond Property from the receipt of the monthly payments under the Related Mortgage Note pursuant to the Related Indenture, Owner shall, within ten (10) days of receipt of Owner of notice of such deficiency, deposit with the Related Trustee the amount necessary for amounts on deposit in such Interest Account to equal the Interest Reserve Requirement for such Bond Property. In addition, Owner agrees that as a condition to Fannie Mae's executing and delivering the Related Fannie Mae Collateral Agreement, Owner shall fund, and replenish, the applicable Principal Reserve Fund with respect to each Bond Property as and when required by the Related Mortgage Note and this Agreement. Owner shall also replenish each Principal Reserve Fund by delivery to the Related Trustee the amount equal to any loss from the investment of amounts on deposit in such Principal Reserve Fund, within five (5) days of receipt by Owner of notice that such loss has been incurred and irrespective of the reason for such loss. Owner acknowledges and agrees that amounts on deposit in the Principal Reserve Fund with respect to each Mortgage Loan shall be applied toward the mandatory redemption of the Related Bonds, and the corresponding reduction of amounts owed under the Related Mortgage Note, as and to the extent provided in the Related Indenture and section 7.2.2. Owner and Fannie Mae further acknowledge and agree that, as provided in the Related Mortgage Note, the Mortgage Loan with respect to any Bond Property shall not be deemed to have been amortized by reason of deposits into the Principal Reserve Fund with respect to such Mortgage Loan until such deposits have been withdrawn from such Principal Reserve Fund and applied to the redemption of the Related Bonds or the purchase of such Related Bonds in lieu of redemption, in either case, as provided in the Related Indenture.

                 2.4.7 PREPAYMENT OF A MORTGAGE LOAN. If Owner elects, or is required (other than a prepayment in connection with a mandatory application of Insurance Proceeds or Condemnation Proceeds), to prepay any Related Mortgage
Note in whole or in part, subject to and in accordance with the terms and conditions of such Related Mortgage Note, the Related Indenture and this section 2.4.7, Owner shall be obligated to pay all amounts due under the applicable Related Bonds in respect of the amount prepaid under such Related Mortgage Note, including accrued interest on the Related Bonds to the date of redemption (calculated at the Maximum Rate to the extent and for the period that such Related Bonds bear interest at the Weekly Variable Rate), and the premium, if any, payable to the applicable Bondholders by reason of such redemption, until such Related Bonds have been redeemed in accordance with the Related Bond Documents, together with and in addition to, any Prepayment Premium due pursuant to the Related Mortgage Note. Notwithstanding anything to the contrary contained in the Transaction Documents, Owner shall not make a voluntary prepayment of any Mortgage Loan that would result in a redemption of all or any part of any Related Bonds pursuant to the Related Indenture or the Financing Agreement with respect to such Related Indenture unless (a) Owner has deposited with the Related Trustee on or prior to the date on which such Related Trustee will call the applicable Related Bonds for redemption, all amounts required for such redemption, (b) Owner has received the prior written consent of Fannie Mae; provided that Fannie Mae shall not withhold its consent unless Fannie Mae determines that all or any part of such prepayment by Owner is not permitted by the terms of any Related Mortgage or may be subject to avoidance or any other







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recovery or disgorgement pursuant to the Bankruptcy Code as amended (including sections 544, 547, 549 or 550 thereof) or any other applicable bankruptcy or insolvency law, and (c) with respect to the prepayment in part or in full of the Facility Amount prior to the tenth anniversary of the Facility, Fannie Mae has received a Prepayment Premium pursuant to the Related Mortgage Note.

                 2.4.8 FIXED RATE; RESET RATE. Owner and Fannie Mae acknowledge and agree that the interest rate on any issue of Related Bonds may be adjusted to the Weekly Variable Rate or Reset Rate or converted to the Fixed Rate, in each case as provided in, and subject to the terms and conditions of the Related Indenture and this Agreement. So long as any Related Fannie Mae Collateral Agreement remains in effect and Fannie Mae has any obligations, direct or contingent, under any Related Fannie Mae Collateral Agreement, Owner shall not direct or cause the interest rate on any Related Bonds to be converted to the Fixed Rate (from the Weekly Variable Rate or the Reset Rate) or to the Reset Rate (from the Weekly Variable Rate or a prior Reset Rate) or to the Weekly Variable Rate (from the Reset Rate) unless Fannie Mae consents to such conversion. Fannie Mae will consent to such conversion if:

         (a) in the case of a conversion to the Fixed Rate, (i) no Event of Default or Potential Event of Default has occurred and is continuing, (ii) Owner complies with the terms and conditions of sections 3.1 and 4.2, (iii) all amounts on deposit (or required to be on deposit) in the Principal Reserve Fund with respect to such Related Bonds on the date of conversion shall be used on the date of conversion to either redeem or purchase Related Bonds in accordance with the terms of the Related Indenture, and (iv) the Fixed Rate applicable to such Related Bonds is equal to or less than the Hedge Rate plus .205% per annum;

         (b) in the case of a conversion to the Reset Rate, (i) no Event of Default or Potential Event of Default has occurred and is continuing, (ii) Owner complies with the terms and conditions of sections 3.1 and 4.2, (iii) the Reset Rate on such Related Bonds is equal to or less than (A) the Hedge Rate if such Reset Rate is to be in effect for a Reset Period less than five (5) years or (B) the Hedge Rate plus .205% per annum if such Reset Rate is to be in effect for a Reset Period equal to or greater than five (5) years, and (iv) if the Reset Period selected by Owner is ten (10) years or greater, all amounts on deposit (or required to be on deposit) in the Principal Reserve Fund with respect to such Related Bonds shall be used on the date of conversion to either redeem or purchase Related Bonds in accordance with the terms of the Related Indenture; and

         (c) in the case of a conversion to the Weekly Variable Rate, (i) no Event of Default or Potential Event of Default has occurred and is continuing, and (ii) Owner complies with the terms and conditions of sections 3.1 and 4.2.

                 2.4.9    PRINCIPAL RESERVE FUND.







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
                 (a) Owner shall establish the Principal Reserve Funds in accordance with the Related Indentures. So long as no Event of Default, Potential Event of Default or PRF Triggering Event has occurred and is continuing, investment income derived from amounts on deposit in the Principal Reserve Funds shall be paid to Owner by the Related Trustees to the extent and in the manner provided in the Related Indenture.

                 (b) Payments into any Principal Reserve Fund shall not for any purpose be deemed to reduce the outstanding principal amount of any Related Mortgage Note unless and until applied to the redemption of Related Bonds or purchase thereof in lieu of redemption in accordance with section 220 of the Related Indenture.

                 (c) At the request of Owner, Fannie Mae shall direct the Related Trustee to apply funds in a particular Principal Reserve Fund to make an optional redemption of a corresponding principal amount of the Related Bonds or purchase thereof in lieu of redemption pursuant to Section 220 of the Related Indenture, if each of the following conditions are met:

                          (i) no Event of Default has occurred and is continuing; and

                          (ii) either (A) the Related Bonds are then bearing interest at a Weekly Variable Rate, or (B) the Related Bonds are then bearing interest at a Reset Rate and Owner has the right under the Related Indenture to direct the optional redemption of the Related Bonds.

                 (d) Upon the occurrence and during the continuance of an Event of Default, a Potential Event of Default or a PRF Triggering Event, Fannie Mae shall have the absolute right, in its discretion, to apply the funds in the Principal Reserve Funds in accordance with section 7.2.2.


         SECTION 2.5      OWNER'S FINANCIAL COVENANTS.

                 2.5.1 FINANCIAL COVENANTS WITH RESPECT TO AFFILIATES. During the term of this Agreement, unless Fannie Mae shall otherwise consent in writing, Owner, Operating Partnership and the Ambassador REIT shall comply with each of the following financial covenants (the "FINANCIAL COVENANTS"):

                          2.5.1.1 Minimum Consolidated Tangible Net Worth. The Ambassador REIT's Consolidated Tangible Net Worth, including minority interests in the Operating Partnership shall not at any time be less than (i) $110,000,000.00 plus (ii) ninety percent (90%) of the net cash proceeds or value derived from any equity securities issued by the Ambassador REIT after the date of this Agreement. The Ambassador REIT's compliance with the foregoing covenant shall be measured on a quarterly basis, based on the financial statements delivered to Fannie Mae pursuant to section 2.2.4.







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
                          2.5.1.2 Interest Coverage Ratio. The Ambassador REIT's Interest Coverage Ratio shall not at any time be less than 2.00 to 1 during its most recent four (4) fiscal quarters. The Ambassador REIT's compliance with the foregoing covenant shall be measured on a four (4) consecutive rolling quarter basis, based on the financial statements delivered to Fannie Mae pursuant to section 2.2.4.

                          2.5.1.3 EBITDA to REIT Debt Service. The Ambassador REIT's ratio of its EBITDA to the REIT Debt Service shall not at any time be less than 1.75 to 1 during its most recent four (4) fiscal quarters. The Ambassador REIT's compliance with the foregoing covenant shall be measured on a four (4) consecutive rolling quarter basis, based on the financial statements delivered to Fannie Mae pursuant to section 2.2.4.

                          2.5.1.4 Unprotected Floating Rate Indebtedness. The Unprotected Floating Rate Indebtedness of the Ambassador REIT shall not at any time exceed thirty percent (30%) of the total Indebtedness of the Ambassador REIT.

                 2.5.2    FINANCIAL COVENANTS WITH RESPECT TO LOCK-BOX SYSTEM.

                          2.5.2.1 Implementation of the Cash Management System. Prior to the occurrence of a Lock-Box Triggering Event, Fannie Mae shall cause all funds in the Central Account to be transferred to the Borrower Account on a daily basis in accordance with the terms of the Lock-Box Agreement. A "LOCK-BOX TRIGGERING EVENT" shall have occurred if either: (a) a Pool-2 Lock-Box Triggering Event or a Pool-3 Lock-Box Triggering Event shall have occurred and be continuing; or (b) as of any Quarterly Determination Date the Aggregate Debt Service Coverage Ratio (as reasonably determined by Fannie Mae on a four (4) consecutive rolling quarter basis (based on the financial statements delivered to Fannie Mae pursuant to section 2.2.4) for the most recent four (4) complete fiscal quarters) falls below 1.20:1 (the tests set forth in clauses (a) and (b) above, collectively, the "LOCK-BOX TEST"). Upon the occurrence of a Lock-Box Triggering Event and at all times thereafter (subject, however, to section 2.5.2.2 and section 2.5.4), Fannie Mae shall have the absolute right, in its discretion, to suspend all future transfers of funds from the Central Account to the Borrower Account and thereafter, distributions from the Central Account shall be made only after the payment of debt service (including principal, interest, fees and Principal Reserve Fund payments) on the Related Mortgage Notes and such other amounts as specified in the Lock-Box Agreement (the implementation of such system being referred to herein as the "CASH MANAGEMENT SYSTEM") by delivering written notice to Owner (such notice a "CASH MANAGEMENT NOTICE"). Owner acknowledges and agrees that the financial statements and other information required to be delivered by Owner pursuant to section 2.2.4 is necessary to calculate the Lock-Box Test. If Fannie Mae or the Servicer is not able to or does not perform the Lock-Box Test on any Quarterly Determination Date because Owner failed to provide financial statements and other information on a timely basis in accordance with the terms of such section 2.2.4, then notwithstanding section 2.5.4 a Lock-Box Triggering Event shall be deemed to have







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         occurred and Fannie Mae shall have the absolute right, in its discretion, to implement the Cash Management System.

                          2.5.2.2 Cash Management System Take-Out. Owner and Fannie Mae acknowledge and agree that following the occurrence of (a) a Lock-Box Triggering Event and (b) implementation of the Cash Management System, Fannie Mae will discontinue such Cash Management System if Fannie Mae determines that as of any subsequent Quarterly Determination Date (i) no Event of Default or Potential Event of Default has occurred and is continuing and (ii) Owner has satisfied the Lock-Box Test as of such Quarterly Determination Date and as of each of the eight (8) immediately preceding Quarterly Determination Dates or Owner has complied with the provisions of section 2.5.4.

                 2.5.3 FINANCIAL COVENANTS WITH RESPECT TO USE OF PRINCIPAL RESERVE FUNDS. Upon the occurrence and during the continuance of PRF Triggering Event, Fannie Mae shall have the absolute right, in its discretion, to apply the funds in the Principal Reserve Funds in accordance with section
7.2.2. by delivering written notice to Owner (such notice a "PRF TRIGGERING NOTICE") that such PRF Triggering Event has occurred. A "PRF TRIGGERING EVENT" shall have occurred if either: (a) a Pool-2 PRF Triggering Event or Pool-3 PRF Triggering Event shall have occurred and be continuing; or (b) as of any Quarterly Determination Date, the Aggregate Debt Service Coverage Ratio (as reasonably determined by Fannie Mae on a four (4) consecutive rolling quarter basis (based on the financial statements delivered to Fannie Mae pursuant to section 2.2.4) for the most recent four (4) complete fiscal quarters) falls below 1.15:1 (the tests set forth in clauses (a) and (b) above, collectively, the "PRF TEST"). Owner acknowledges and agrees that the financial statements and other information required to be delivered by Owner pursuant to section
2.2.4 is necessary to calculate the PRF Test. If Fannie Mae or the Servicer is not able to or does not perform the PRF Test on any Quarterly Determination Date because Owner failed to provide financial statements and other information on a timely basis in accordance with the terms of such section 2.2.4, then notwithstanding section 2.5.4 a PRF Triggering Event shall be deemed to have occurred and Fannie Mae shall have the absolute right, in its discretion, to apply the funds in the Principal Reserve Funds in accordance with section 7.2.2.

                 2.5.4 OWNER'S RIGHT TO POST ADDITIONAL COLLATERAL. Within three (3) Business Days of Owner's receipt of a Cash Management Notice or a PRF Triggering Notice, Owner shall be entitled to post additional collateral in the form of either (i) Shortfall Cash Collateral in an amount at least equal to the amount of cash which if invested at an assumed annual interest rate equal to the Underwriting Rate would yield an annual return equal to the difference between (x) the Net Operating Income of all Properties as reasonably determined by Fannie Mae on the applicable Quarterly Determination Date and (y) the greater of (1) the actual amount of Net Operating Income required to satisfy the Lock-Box Test or (2) the actual amount of Net Operating Income required to satisfy the PRF Test (such difference, the "SHORTFALL AMOUNT") or (ii) an Additional Mortgaged Property ("ALTERNATIVE DSC SHORTFALL COLLATERAL") pledged as collateral







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
for the Fannie Mae Credit Facility in accordance with section 5.4, provided, that such Alternative DSC Shortfall Collateral is acceptable to Fannie Mae in its discretion and has annual Net Operating Income, as determined by Fannie Mae in its discretion, that is at least equal to the Shortfall Amount. Provided that no Event of Default or Potential Event of Default has occurred and is continuing, such Shortfall Cash Collateral or Alternative DSC Shortfall Collateral shall be released by Fannie Mae if and to the extent that Fannie Mae determines on any subsequent Quarterly Determination Date that the Lock-Box Test and the PRF Test are satisfied without including such Shortfall Cash Collateral or Alternative DSC Shortfall Collateral.

                 2.5.5 COSTS AND EXPENSES OF FINANCIAL TESTS. In each instance, Owner shall pay all costs and expenses (including reasonable legal fees and expenses) incurred by Fannie Mae, if any, in calculating the Financial Covenants, the Lock-Box Test and the PRF Test and in connection with implementing and/or administering the Cash Management System. Notwithstanding the foregoing, the costs and expenses (other than reasonable legal fees and expenses incurred by Servicer in connection with the application of such tests) incurred by Servicer in connection with calculating the Financial Covenants, the Lock-Box Test and the PRF Test shall be deemed to be included in the Servicing Fee Component and shall not be reimbursable by Owner; provided, however, that Owner shall pay (a) all reasonable legal fees and expenses incurred by Servicer in connection with the application of the Financial Covenants, the Lock-Box Test and the PRF Test and (b) all reasonable costs and expenses (including legal fees and expenses) incurred by Servicer or Fannie Mae in connection with implementing and/or administering the Cash Management System.

                                  ARTICLE III.
                            INTEREST RATE PROTECTION

         SECTION 3.1      INTEREST RATE PROTECTION.

                 The terms, conditions and provisions of this section 3.1 shall apply to each issue of Related Bonds.

                 3.1.1 INTEREST RATE MODES. To protect against fluctuations in interest rates: (a) no Related Bonds shall initially bear interest at or be converted to the Fixed Rate unless the Fixed Rate applicable to such Related Bonds is equal to or less than the Hedge Rate plus .205% per annum; (b) no Related Bonds shall initially bear interest at or be converted to the Reset Rate unless (i) the Reset Rate applicable to such Related Bonds is equal to or less than (A) the Hedge Rate if such Reset Rate is to be in effect for a Reset Period less than five (5) years or (B) the Hedge Rate plus .205% per annum if such Reset Rate is to be in effect for a Reset Period equal to or greater than five (5) years, and (ii) the Reset Period with respect to such Related Bonds is at least equal to (A) seven (7) years, if the Related Bonds are issued bearing interest at the Reset Rate (the "INITIAL RESET PERIOD"), or (B) except as provided in section 3.1.3, five (5) years, if the Reset Period commences other than on issuance of such Related Bonds; and (c) no Related Bonds shall initially bear interest at or be converted to the Weekly Variable Rate unless Owner shall







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obtain, and maintain at all times during which the Related Bonds bear interest at such Weekly Variable Rate, a Hedge in accordance with this section 3.1.

                 3.1.2    WEEKLY VARIABLE RATE HEDGE REQUIREMENTS.  Subject to
section 3.2 with respect to each issue of Related Bonds in the Fannie Mae Credit Facility as of the date of this agreement if an issue of Related Bonds is issued bearing interest at the Weekly Variable Rate, a Hedge must be in place on the Closing Date with respect to such issue for a period of not less than seven (7) years from the Closing Date (the "INITIAL HEDGE PERIOD"). Effective not later than the last day of the Initial Hedge Period, or the last day of any other period that the Weekly Variable Rate and a Hedge are in effect, or the last day of any Reset Period where the Related Bonds will subsequently bear interest at the Weekly Variable Rate, Owner shall either (a) secure a new Hedge for an additional period (a "HEDGE PERIOD") ending on the earliest of (i) the date which is not earlier than the fifth (5th) anniversary of the effective date of the new Hedge, (ii) the date on which the Related Fannie Mae Collateral Agreement terminates or (iii) the maturity date of the Related Bonds, (b) adjust the Related Bonds to a Reset Rate equal to or less than the Hedge Rate, or (c) convert the Related Bonds to a Fixed Rate equal to or less than the Hedge Rate, in each case under clauses (b) and (c) above in accordance with the Related Bond Documents and the related Bond Property Loan Documents.

                 3.1.3 RESET RATE HEDGE REQUIREMENTS. Notwithstanding anything herein to the contrary, any Reset Period other than the Initial Reset Period may be for a period less than five (5) years if, prior to the commencement of such Reset Period, Owner shall obtain and fully pay for a "forward" Swap or Cap that: (a) has its first "calculation period" beginning on the date such Reset Period ends, and ending on a date that is at least five years from the first day of such Reset Period; and (b) otherwise complies with the requirements of this section 3.1.

                 3.1.4    GENERAL HEDGE TERMS AND CONDITIONS.   Each Hedge
shall be (a) obtained on terms and conditions approved by Fannie Mae, (b) evidenced and governed by Hedge Documents in form and substance acceptable to Fannie Mae, (c) with a hedge counterparty acceptable by Fannie Mae (a "COUNTERPARTY") and (d) require monthly payments. If any Hedge required under this Agreement constitutes a Swap, such Swap shall provide for a fixed rate of interest equal to or less than the Hedge Rate, and if any Hedge required under this Agreement constitutes a Cap, such Cap shall require the Counterparty to make interest payments equal to the amount by which the notional interest rate payable under the terms of the Hedge Documents with respect to such Cap exceeds the Hedge Rate.

                 3.1.5 SWAP PAYMENT TERMS. Under each Swap arrangement, if any, the Counterparty shall pay a rate based on the PSA Municipal Swap Index (as defined below) and Owner shall pay a fixed rate to the Counterparty, in each case based on the notional amount of the Swap. If the PSA Municipal Swap Index is not published on any reset date under the Swap, the Counterparty must determine an appropriate index as a substitute for the PSA Municipal Swap Index on each such reset date. The index so determined shall equal the prevailing rate determined by the Counterparty for bonds that are rated in the highest short-term rating category by the Rating







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Agencies in respect of issuers of not less than five "high grade" component issuers selected by the Counterparty which shall include, without limitation, issuers of general obligation bonds, and that are subject to tender by holders thereof for purchase on not more than seven (7) days notice and the interest on which is (a) variable, determined on a weekly basis, (b) excludable from gross income for federal income tax purposes, and (c) not subject to a "minimum tax" or other similar tax. The "PSA Municipal Swap Index" rate is the rate determined on the basis of an index based upon the weekly interest rate resets of tax-exempt variable rate issues included in a database maintained by Municipal Market Data which meet specific criteria established by the Public Securities Association.

                 3.1.6 SECURITY INTEREST IN HEDGE PAYMENTS. Fannie Mae shall be granted an enforceable, perfected, first priority lien on and security interest in each Hedge, payments due under the Hedge (including scheduled and termination payments) and each Custodial Account (as defined below) in order to secure Owner's obligations to Fannie Mae under this Agreement pursuant to a Hedge Security Agreement to be delivered by Owner to Fannie Mae (a) no later than the Bond Transaction Closing Date with respect to each Hedge required to be obtained for the Initial Hedge Period, and (b) no later than the commencement date of each Hedge Period with respect to each Hedge required to be obtained after such Bond Transaction Closing Date. Pursuant to the terms of the Hedge Security Agreement with respect to each Hedge, the Counterparty with respect to such Hedge shall make all payments under such Hedge (including any Termination Payments due from a Counterparty upon termination of such Hedge) directly to a custodial account (the "CUSTODIAL ACCOUNT") designated by Fannie Mae pursuant to such Hedge Security Agreement. As provided in the applicable Hedge Security Agreement, each Custodial Account with respect to a Swap shall be established in Fannie Mae's name and each Custodial Account with respect to a Cap shall be established in the name of the Related Trustee. Pursuant to the terms of the Lock-Box Agreement, all payments into each Custodial Account with respect to a Swap shall be required to be deposited into the Central Account and treated as Lock-Box Collateral.

                 3.1.7 CHANGE IN HEDGE. Owner, with Fannie Mae's prior written consent, may change the type of Hedge (i.e., from a Swap to a Cap or from a Cap to a Swap) which is in place at any time with respect to the applicable Related Bonds. If Fannie Mae does not consent to the change Owner may propose a new Hedge with an approved counterparty. Any new counterparty, and the terms and conditions of the new Hedge, will be subject to Fannie Mae's approval.

                 3.1.8 TERMINATION. Owner shall not terminate any existing Hedge unless (a) Owner shall have obtained Fannie Mae's prior written consent to such termination, and (b) Owner shall have paid all "breakage" and termination fees (collectively, "TERMINATION PAYMENTS") due under the applicable Hedge Documents.

                 3.1.9 PERFORMANCE UNDER HEDGE DOCUMENTS. Owner agrees to comply fully with, and to pay and otherwise perform when due, its obligations under all applicable Hedge Documents and all other agreements evidencing, governing and/or securing any Hedge







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arrangement contemplated under this section 3.1; provided, however, that Owner shall not exercise without Fannie Mae's prior written consent, and shall exercise at Fannie Mae's direction, any rights or remedies under any Hedge Documents, including, the right of termination. Notwithstanding anything herein to the contrary, Fannie Mae shall not have any liability, responsibility, obligation or accountability for the performance, payment or remittance of any of Owner's obligations or a Counterparty's obligations under any Hedge or Hedge Document.

                 3.1.10 FANNIE MAE RIGHT TO CONVERT TO RESET RATE, FIXED RATE. Owner shall with respect to each issue of Related Bonds, at least seventy (70) days prior to the expiration date of each Initial Hedge Period and each subsequent Hedge Period, as the case may be, give notice to Fannie Mae that it will either (a) secure a new Hedge with respect to such Related Bonds, or (b) adjust such Related Bonds to a Reset Rate for a period not shorter than the Hedge Period except as permitted by section 3.1.3, or (c) convert such Related Bonds to the Fixed Rate, in each case in accordance with this section
3.1. If pursuant to Owner's election a Hedge will be required for any upcoming Hedge Period, then (i) at least thirty (30) days prior to the commencement of the upcoming Hedge Period, Owner shall notify Fannie Mae of the type of Hedge to be obtained, the Hedge counterparty, and the term of the Hedge, and (ii) at least seven (7) Business Days prior to the commencement of the upcoming Hedge Period, Owner shall provide Fannie Mae with evidence reasonably satisfactory to Fannie Mae that the Hedge has been obtained. If Owner fails to provide the foregoing notice and/or reasonably satisfactory evidence, Fannie Mae is hereby granted the right to direct on behalf of Owner that the interest rate on such Related Bonds be (A) adjusted to a Reset Rate pursuant to the Related Indenture, (B) converted to a Fixed Rate pursuant to the Related Indenture, or
(C) adjusted to, or remain at, the Weekly Variable Rate pursuant to the Related Indenture, without a Hedge being in place (without waiving any right to declare an Event of Default under this Agreement because of Owner's failure to comply with the requirements of this section 3.1). Fannie Mae shall have the right at any time, subject to the requirements of the Related Indenture, to revoke any prior direction it may give in connection with any proposed adjustment or conversion of the interest rate on any issue of Related Bonds as contemplated above in this section 3.1., without waiving any of its rights under this Agreement. A copy of any such direction or revocation of a direction shall be given to Owner promptly after it is issued. Fannie Mae shall have the further right, in its discretion, to take no action upon Owner's failure to provide timely notice and/or evidence as required by this section or otherwise to comply with this section, without waiving any of its rights under this Agreement. Owner hereby appoints Fannie Mae, through any duly authorized officer of Fannie Mae, as Owner's attorney-in-fact, with full authority in the place and stead of Owner and in the name of Owner or otherwise, from time to time in Fannie Mae's discretion, to take any action and to execute any instrument which Fannie Mae may deem necessary or advisable to accomplish the purposes of this section. Owner agrees that the power of attorney established pursuant to this section shall be deemed coupled with an interest and shall be irrevocable.

         SECTION 3.2      POOL HEDGE FOR INITIAL HEDGE PERIOD.







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
                 Notwithstanding anything to the contrary in section 3.1, Owner and Fannie Mae acknowledge and agree that Owner has satisfied its obligation to obtain a Hedge for the Initial Hedge Period with respect to each issue of Related Bonds in the Fannie Mae Credit Facility as of the date of this Agreement, by obtaining the Hedge or Hedges evidenced by the Hedge Agreement attached hereto as Exhibit H for all issues of Related Bonds in existence as of the date hereof (the "POOL HEDGE"). Owner acknowledges and agrees that Fannie Mae has consented to the Pool Hedge for the Initial Hedge Period as an accommodation to Owner instead of requiring Owner to obtain a separate Hedge for each issue of Related Bonds. Notwithstanding such accommodation all other requirements of section 3.1, this Agreement and the other Transaction Documents shall apply to the Pool Hedge and any subsequent Hedge required to be obtained by Owner.


                                  ARTICLE IV.
                FANNIE MAE REIMBURSEMENT; FEES; INDEMNIFICATION


 SECTION 4.1 REIMBURSEMENT OBLIGATIONS UNDER RELATED FANNIE MAE COLLATERAL AGREEMENTS.

                 4.1.1 REIMBURSEMENT OBLIGATIONS UNDER RELATED FANNIE MAE COLLATERAL AGREEMENTS. Owner unconditionally promises and agrees that:

                          4.1.1.1 Advances other than for Purchased Bonds. By 2:00 p.m. Washington, D.C. time, on each date on which Fannie Mae shall have provided an Advance (other than an Advance with respect to Related Purchased Bonds), Owner shall, without notice or demand, pay Servicer for remittance to Fannie Mae an amount equal to the amount of such Advance; and

                          4.1.1.2 Withdrawals other than for Purchased Bonds. After first paying all amounts payable pursuant to subsection 4.1.1.1 above, by 2:00 p.m., Washington, D.C. time, on each date on which the Related Trustee with respect to any Related Bonds shall have made a Withdrawal (other than a Withdrawal with respect to Related Purchased Bonds), Owner shall, without notice or demand, pay Servicer, for remittance to such Related Trustee for deposit into the Principal Reserve Fund with respect to such Related Bonds, an amount equal to the amount of such Withdrawal; and

                          4.1.1.3 Advances With Respect to Related Purchased Bonds. In reimbursement for an Advance with respect to Related Purchased Bonds by 2:00 p.m. Washington, D.C. time on (a) the effective date of any Alternate Credit Facility or (b) the first to occur of the date (i) on which the Tendered Bonds purchased with such Advance are (A) remarketed by the Remarketing Agent with respect to such Related Bonds and the proceeds of the remarketing are delivered to the Related Trustee or the Tender Agent or (B) redeemed or otherwise paid in full and cancelled or (ii) on which the Related Fannie







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
         Mae Collateral Agreement either terminates in full or terminates as a liquidity facility for the Related Bonds or (iii) which is the last day of the Remarketing Period with respect to such Related Purchased Bonds, Owner shall, without notice or demand, pay Servicer for remittance to Fannie Mae, an amount equal to the amount of such Advance then outstanding; and

                          4.1.1.4 Withdrawals With Respect to Related Purchased Bonds. In reimbursement for a Withdrawal with respect to Related Purchased Bonds, by 2:00 p.m. Washington, D.C. time on (a) the effective date of any Alternate Credit Facility or (b) the first to occur of the date (i) on which the Tendered Bonds purchased with such Withdrawal are (A) remarketed by the Remarketing Agent with respect to such Related Bonds and the proceeds of the remarketing are delivered to the Related Trustee or the Tender Agent, or (B) redeemed or otherwise paid in full and cancelled or (ii) on which the Related Fannie Mae Collateral Agreement either terminates in full or terminates as a liquidity facility for the Related Bonds or (iii) which is the last day of Remarketing Period with respect to such Related Purchased Bonds, Owner shall, without notice or demand, pay Servicer, for remittance to the Related Trustee for deposit into the Principal Reserve Fund with respect to the Related Bonds, an amount equal to the amount of such Withdrawal then outstanding; and

                          4.1.1.5 Activity Fee. Owner shall, without notice or demand, pay Servicer for remittance to Fannie Mae the Activity Fee, pursuant to section 4.4.2 hereof, with respect to the amount of all Advances and Withdrawals until such amounts have been fully and completely paid, provided, however, with respect to Advances or Withdrawals made to purchase Related Purchased Bonds, the Activity Fee shall be due and payable on the first Business Day of each month and on the date such Advance is reimbursed in full.

                 4.1.2 CREDITS RELATING TO REMARKETING PROCEEDS AND THE CANCELLATION OF PURCHASED BONDS. Owner's obligation to reimburse Fannie Mae and/or replenish the Principal Reserve Fund for amounts described in subsections 4.1.1.3, 4.1.1.4 and 4.1.1.5 to the extent Advances or Withdrawals relate to Related Purchased Bonds shall be reduced as and to the extent that remarketing proceeds become available and are applied to such reimbursement and/or replenishment. In addition, the obligation to replenish a Withdrawal which was used to purchase Related Purchased Bonds shall be satisfied upon the date such Related Purchased Bonds are cancelled.

                 4.1.3 FUNDS DEEMED ADVANCED UNDER RELATED FANNIE MAE COLLATERAL AGREEMENTS. Owner and Fannie Mae acknowledge and agree that any reference in this Agreement to payments made under any Related Fannie Mae Collateral Agreement or to the provision by Fannie Mae of funds under any Related Fannie Mae Collateral Agreement (or words of similar import) shall, for all purposes under this Agreement, including Owner's obligation to reimburse Fannie Mae and to pay the Activity Fee, be construed to refer, in addition, to any and all funds that, pursuant to any written agreement between the Servicer and Fannie Mae, are







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
advanced by the Servicer or which otherwise would have been required to be advanced by Fannie Mae under any Related Fannie Mae Collateral Agreement but for the advance of the Servicer. No agreement between the Servicer and Fannie Mae pursuant to which the Servicer may advance funds on behalf of Fannie Mae shall be construed to create a guaranty or other surety obligation by the Servicer with respect to Owner's Obligations.

         SECTION 4.2      FEES AND EXPENSES.

                 In addition to Owner's obligations set forth in section 4.1 and in the other Transaction Documents, Owner hereby agrees absolutely and unconditionally to pay, or cause to be paid, to Fannie Mae or Servicer, as the case may be, the following:

                 4.2.1 any and all reasonable fees, costs, charges and expenses (including the reasonable fees and expenses of attorneys, accountants and other experts) which Fannie Mae or Servicer may pay or incur in connection with any payment under any Related Fannie Mae Collateral Agreement, including payments of any fees and charges in connection with any accounts established to facilitate payments under any Related Fannie Mae Collateral Agreement, or the performance of Fannie Mae's obligations under any Related Fannie Mae Collateral Agreement;

                 4.2.2 any and all reasonable out-of-pocket fees, costs, charges and expenses (including the reasonable fees and expenses of attorneys, accountants and other experts) which Fannie Mae may pay or incur in connection with the approval and documentation of any Hedge arrangement;

                 4.2.3 the amount of any reasonable out-of-pocket fees, costs, or charges or expenses (including the fees and expenses of attorneys, accountants and other experts) incurred by Fannie Mae or Servicer in connection with any non-routine administrative actions by Servicer or Fannie Mae in connection with this Agreement or any of the other Transaction Documents;

                 4.2.4 the amount of any out-of-pocket fees, costs, or charges or expenses (including the reasonable fees and expenses of attorneys, accountants and other experts) incurred by Fannie Mae or Servicer in connection with the enforcement of or preservation of rights or remedies under this Agreement or any of the other Transaction Documents or in connection with the foreclosure upon, sale of or other disposition of any security granted pursuant to the Transaction Documents;

                 4.2.5 any and all reasonable fees, costs, charges and expenses (including the reasonable fees and expenses of attorneys, accountants and other experts) incurred by Fannie Mae or Servicer in connection with the disbursement or application of insurance or condemnation awards, proceeds, payments or damages to the costs of restoration and repair of any Property;

                 4.2.6 any payments or advances made by Fannie Mae or Servicer on behalf of Owner pursuant to any of the Transaction Documents other than Advances or Withdrawals;







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
                 4.2.7 all reasonable expenses out-of-pocket incurred in connection with or related to the execution and delivery of the Related Fannie Mae Collateral Agreements, the sale of the Bonds or the Obligations and the preparation and review of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including fees payable to any agencies rating the Bonds or the Obligations from which ratings were requested and received, any tax or governmental charge imposed in connection with the execution and delivery of the Related Fannie Mae Collateral Agreements and the reasonable fees and disbursements of Fannie Mae's and Servicer's counsel and accountants, including reasonable out-of-pocket fees and expenses relating to any (i) amendments, consents or waivers to this Agreement or any of the other Transaction Documents (whether or not any such amendments, consents or waivers are entered into), (ii) requests to evaluate any substitute or additional collateral, (iii) proposed Hedge arrangement, (iv) proposed or actual change in the mode of interest borne by the Bonds, or (v) proposed or actual release or substitution of a Property; and

                 4.2.8 all documentary stamp, recording, transfer, mortgage, intangible or filing or other taxes or fees and any and all liabilities with respect to, or resulting therefrom which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of or filing of record, recordation, release or discharge of, this Agreement, the Mortgages, or any other Transaction Document; and

                 4.2.9 interest on any and all amounts referred to in subsections 4.2.1 through 4.2.8 from the date when due under this Agreement until payment of all such amounts in full, payable at the Activity Rate, in immediately available funds.

All amounts to be paid pursuant to subsections 4.2.1 through 4.2.9 shall be due and payable separate and apart from principal, interest and other amounts due under the Mortgage Loans. Prior to an Event of Default or Potential Event of Default all such amounts shall be due and payable on the thirtieth (30th) day following Owner's receipt of written demand therefor and upon the occurrence of and during the continuance of an Event of Default or a Potential Event of Default all such amounts shall be due and payable on demand. Upon request by Owner, Fannie Mae will provide reasonable supporting back-up documentation for invoiced fees and expenses.

         SECTION 4.3      PAYMENT OF FEES AND EXPENSES.

                 4.3.1 BOND FEES. In addition to the foregoing, Owner shall pay, or cause to be paid, when due, the ongoing fees and expenses of the Issuer, the Related Trustee, the Remarketing Agent, any tender agent and any rebate analyst (collectively, the "BOND FEES") with respect to each issue of Related Bonds. Such Bond Fees shall be paid by Owner in accordance with the terms of the Related Bond Property Loan Documents and the Related Bond Documents. The Bond







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
Fees, as of the Fannie Mae Facility Closing Date with respect to each issue of Related Bonds, are set forth on Exhibit A.

                 4.3.2 FANNIE MAE ADVANCES. Fannie Mae shall have the right but not the obligation to pay any fee or expense due and owing by Owner pursuant to sections 4.2 and section 4.3 or any Financing Agreement on behalf of Owner if Owner fails to pay such fee or expense when due. If Fannie Mae pays any such fee or expense, Owner shall pay such amount and the Activity Fee relating to such amount to Fannie Mae in the same manner as any Advance.

                 4.3.3 PREPAYMENT PREMIUM. Owner agrees to pay the Prepayment Premium pursuant to each Related Mortgage Note (a) whether prepayment of such Related Mortgage Note is voluntary or involuntary (in connection with acceleration of the unpaid principal balance of such Related Mortgage Note) or the Related Mortgage is satisfied or released by foreclosure (whether by power of sale or judicial proceeding) and in lieu of foreclosure or by any other means and (b) in the event that an Alternate Credit Facility (other than an Alternate Credit Facility which is provided by Fannie Mae under Section 3.4 of the applicable Financing Agreement) is provided to the Related Trustee in substitution for the Related Fannie Mae Collateral Agreement.

         SECTION 4.4      FACILITY AND ACTIVITY FEES.

                 In addition to any other fees and amounts payable to Fannie Mae under this Agreement or the other Transaction Documents, the following fees shall be payable by Owner to Fannie Mae with respect to the Related Fannie Mae Collateral Agreements, the Mortgage Documents and the Bonds:

                 4.4.1 FACILITY FEE. Owner shall, in consideration of Fannie Mae's entering into the Related Fannie Mae Collateral Agreements and so long as any Related Fannie Mae Collateral Agreement shall remain in effect, be responsible for paying to Servicer, for remittance to Fannie Mae, a facility fee (the "FACILITY FEE"). The Facility Fee shall be calculated and is payable with respect to each series of Related Bonds as follows:

                          (a) the product of the Credit Enhancement Component multiplied by the difference between (i) the outstanding principal balance of the Mortgage Loan with respect to such Related Bonds (excluding amounts attributable to Borrower Bonds) and (ii) the sum of (x) the Allocated Cash Collateral, if any, with respect to such Related Bonds, plus (y) the principal amount (without regard to earnings) from time to time on deposit in the Principal Reserve Fund with respect to such Related Bonds; plus

                          (b)     the product of the Reserve Component
         multiplied by the sum of (i) the Allocated Cash Collateral, if any, with respect to such Related Bonds, plus (ii) the principal amount (without regard to earnings) from time to time on deposit in the Principal Reserve Fund with respect to such Related Bonds, if any; plus







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
                          (c) for any period during which either (x) the Weekly Variable Rate is in effect with respect to such Related Bonds, or (y) the Reset Rate is in effect for a Reset Period less than five
         (5) years with respect to such Related Bonds, the product of the Liquidity Component, multiplied by the outstanding principal balance of the Mortgage Loan with respect to such Related Bonds (excluding amounts attributable to Borrower Bonds); plus

                          (d) the product of the Servicing Fee Component multiplied by the difference between (i) the outstanding principal balance of the Mortgage Loan with respect to such Related Bonds (excluding amounts attributable to Borrower Bonds) and (ii) the sum of
         (x) the Allocated Cash Collateral, if any, with respect to such Related Bonds, plus (y) the principal amount (without regard to earnings) from time to time on deposit in the Principal Reserve Fund with respect to such Related Bonds.

The Facility Fee shall be calculated as of the first (1st) day of each month based on the amount of Allocated Cash Collateral then on deposit and the amount then on deposit in the Principal Reserve Fund for each Mortgage Loan. The Facility Fee shall be payable monthly in arrears, on the first day of each month, as part of the Mortgage Note Rate (but without duplication) under each of the Related Mortgage Notes. The initial payment for the month in which the applicable Bond Transaction Closing Date occurs shall be a prorated amount if such date occurs on other than the first day of a month, such proration to be determined by multiplying the fee otherwise payable for the entire month by a fraction, the numerator of which is the number of days in such month from and including such Bond Transaction Closing Date to and including the last day of the month and the denominator of which is the number of days in such month.

                 4.4.2 ACTIVITY FEE. In addition to the Facility Fee, Owner shall, in consideration of Fannie Mae providing the Related Fannie Mae Collateral Agreements, pay to Servicer, for the account of and remittance to Fannie Mae, an activity fee (the "ACTIVITY FEE") with respect to each Advance and each Withdrawal. The Activity Fee shall, with respect to each Advance and each Withdrawal, be an amount equal to the amount of such Advance or Withdrawal, as the case may be, multiplied by the Activity Rate, and further multiplied by a fraction, the numerator of which is the number of days that such Advance or Withdrawal is outstanding (i.e., until Fannie Mae is reimbursed) and the denominator of which is 365 days or 366 days, as applicable. The Activity Fee shall be payable so long as the Advance or Withdrawal remains unreimbursed, in whole or in part, to Fannie Mae. The Activity Fee shall not be due to Fannie Mae if Fannie Mae is reimbursed for all funds provided under the Related Fannie Mae Collateral Agreement by 2:00 p.m., Washington, D.C. time, on the date on which Fannie Mae shall have provided such funds. Any reimbursement payment received after 2:00 p.m., Washington, D.C. time, shall be treated as if it were paid at 9:00 a.m., Washington, D.C. time, on the next Business Day. The Activity Fee shall be payable initially on the first (1st) day of each month following any Advance or Withdrawal and shall be payable on the first (1st) day of each successive month for so long as such Advance or Withdrawal shall remain outstanding. Notwithstanding anything herein to the contrary, so long as no Event of Default has occurred and is continuing, Owner shall not be







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
required to pay the Activity Fee on Withdrawals with respect to Related Purchased Bonds. The Activity Fee shall be otherwise due and payable as provided in this Agreement. Upon receipt by Servicer, the Activity Fee shall be remitted immediately to Fannie Mae.

         SECTION 4.5      INDEMNIFICATION.

                 4.5.1 INDEMNIFICATION. OWNER HEREBY RELEASES FANNIE MAE, THE SERVICER AND THEIR RESPECTIVE OFFICERS, DIRECTORS, MEMBERS, SHAREHOLDERS, OFFICIALS, AGENTS, INDEPENDENT CONTRACTORS AND EMPLOYEES FROM, AND COVENANTS AND AGREES TO INDEMNIFY, HOLD HARMLESS AND DEFEND FANNIE MAE, THE SERVICER AND THEIR RESPECTIVE OFFICERS, MEMBERS, DIRECTORS, SHAREHOLDERS, OFFICIALS, AGENTS, INDEPENDENT CONTRACTORS AND EMPLOYEES AND EACH OF THEM (EACH AN "INDEMNIFIED PARTY") FROM AND AGAINST ANY AND ALL CLAIMS (JOINT OR SEVERAL), LOSSES, LIABILITIES (INCLUDING PENALTIES), ACTIONS, SUITS, JUDGMENTS, DEMANDS, DAMAGES, COSTS, CHARGES OR EXPENSES (INCLUDING REASONABLE FEES AND EXPENSES OF ATTORNEYS, CONSULTANTS AND AUDITORS AND COSTS OF INVESTIGATION) AND OBLIGATIONS WHATSOEVER (HEREIN COLLECTIVELY REFERRED TO AS "LIABILITIES"): (A) BY OR ON BEHALF OF ANY PERSON ARISING FROM ANY CAUSE WHATSOEVER IN CONNECTION WITH THE TRANSACTIONS PROVIDED FOR IN THE TRANSACTION DOCUMENTS OR OTHERWISE IN CONNECTION WITH THE PROPERTIES, THE RELATED BONDS, THE MORTGAGE LOANS OR THE EXECUTION OR AMENDMENT OF ANY DOCUMENT RELATING THERETO; (B) ARISING FROM ANY CAUSE WHATSOEVER IN CONNECTION WITH THE APPROVAL OF THE REFINANCING OF ANY PROPERTY OR THE MAKING OF ANY MORTGAGE LOAN; (C) ARISING FROM ANY ACT OR OMISSION OF OWNER OR ANY OF ITS AGENTS, SERVANTS, EMPLOYEES OR LICENSEES, IN
CONNECTION WITH THE MORTGAGE LOANS OR THE PROPERTIES; (D)    ARISING IN
CONNECTION WITH OR AS A RESULT OF ANY BREACH BY OWNER OF THE TERMS, CONDITIONS, COVENANTS OR OTHER REQUIREMENTS OF ANY OF THE REGULATORY AGREEMENTS; (E) ARISING IN CONNECTION WITH THE ISSUANCE AND SALE, RESALE OR REMARKETING OF ANY RELATED BONDS OR ANY CERTIFICATIONS OR REPRESENTATIONS MADE BY ANY PERSON OTHER THAN THE RELATED ISSUER OR THE PARTY SEEKING INDEMNIFICATION IN CONNECTION THEREWITH AND THE CARRYING OUT BY OWNER OF ANY OF THE TRANSACTIONS CONTEMPLATED BY THE TRANSACTION DOCUMENTS; (F) ARISING IN CONNECTION WITH THE OPERATIONS OF ANY PROPERTY, OR THE CONDITIONS, OCCUPANCY, USE, POSSESSION, CONDUCT OR MANAGEMENT OF WORK DONE IN OR ABOUT, OR FROM THE PLANNING, DESIGN, ACQUISITION, INSTALLATION OR CONSTRUCTION OF, ANY PROPERTY OR ANY PART OF ANY PROPERTY; (G) ARISING OUT OF OR CONNECTED WITH THE EXERCISE BY FANNIE MAE OR THE SERVICER OF THEIR RESPECTIVE POWERS OR DUTIES UNDER ANY OF THE TRANSACTION DOCUMENTS; (H) ARISING OUT OF OR CONNECTED WITH ERRORS, OMISSIONS, INTERRUPTIONS, LOSSES OR DELAYS IN TRANSMISSION OR DELIVERY OF ANY MESSAGES BY MAIL, CABLE, TELEGRAPH, TELEX, TELEPHONE OR OTHERWISE; (I) ARISING OUT OF OR CONNECTED WITH ANY OTHER CIRCUMSTANCES WHATSOEVER IN MAKING OR FAILING TO MAKE PAYMENT UNDER ANY RELATED FANNIE MAE COLLATERAL AGREEMENT; AND (I) ALL REASONABLE OUT-OF-POCKET COSTS, COUNSEL FEES, EXPENSES OR LIABILITIES INCURRED IN CONNECTION WITH ANY SUCH CLAIM OR PROCEEDING REFERRED TO IN CLAUSE (A) THROUGH (H) ABOVE; PROVIDED, HOWEVER, THAT THE FOREGOING RELEASE AND INDEMNIFICATION SHALL NOT BE EFFECTIVE TO THE EXTENT SUCH DAMAGES ARE CAUSED BY THE BAD FAITH, GROSS NEGLIGENCE







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OR WILLFUL MISCONDUCT OF AN INDEMNIFIED PARTY.  FANNIE MAE SHALL HAVE NO
LIABILITY TO OWNER OR TO ANY OTHER PERSON AS A RESULT OF ANY REDUCTION OF THE CREDIT RATING OF ANY RELATED BONDS OR ANY DETERIORATION OF FANNIE MAE'S FINANCIAL CONDITION, NOR SHALL ANY SUCH REDUCTION OR DETERIORATION REDUCE OR DIMINISH IN ANY RESPECT OWNER'S OBLIGATIONS UNDER THIS AGREEMENT. IN THE EVENT THAT ANY ACTION OR PROCEEDING IS BROUGHT AGAINST ANY INDEMNIFIED PARTY WITH RESPECT TO WHICH INDEMNITY MAY BE SOUGHT HEREUNDER, OWNER, UPON WRITTEN NOTICE FROM THE INDEMNIFIED PARTY, SHALL ASSUME THE INVESTIGATION AND DEFENSE THEREOF, INCLUDING THE EMPLOYMENT OF COUNSEL SELECTED BY THE INDEMNIFIED PARTY, BUT ACCEPTABLE TO OWNER, AND SHALL ASSUME THE PAYMENT OF ALL EXPENSES RELATED THERETO, WITH FULL POWER TO LITIGATE, COMPROMISE OR SETTLE THE SAME IN ITS SOLE DISCRETION, PROVIDED THAT SUCH INDEMNIFIED PARTY SHALL HAVE THE RIGHT TO REVIEW AND APPROVE OR DISAPPROVE ANY SUCH COMPROMISE OR SETTLEMENT. EACH INDEMNIFIED PARTY SHALL HAVE THE RIGHT, IF SUCH INDEMNIFIED PARTY SHALL CONCLUDE IN GOOD FAITH THAT A CONFLICT OF INTEREST EXISTS, TO EMPLOY SEPARATE COUNSEL IN ANY SUCH ACTION OR PROCEEDING AND PARTICIPATE IN THE INVESTIGATION AND DEFENSE THEREOF, AND OWNER SHALL PAY THE REASONABLE FEES AND EXPENSES OF SUCH SEPARATE COUNSEL. IF SEPARATE COUNSEL ARE EMPLOYED AS DESCRIBED ABOVE, OWNER AND ANY SUCH INDEMNIFIED PARTY AGREE TO COOPERATE AS MAY REASONABLY BE REQUIRED IN ORDER TO ENSURE THE PROPER AND ADEQUATE DEFENSE OF ANY SUCH ACTION, SUIT OR PROCEEDING, INCLUDING, BUT NOT LIMITED TO, MAKING AVAILABLE TO EACH OTHER, AND THEIR COUNSEL AND ACCOUNTANTS, ALL BOOKS AND RECORDS RELATING TO SUCH ACTION, SUIT OR PROCEEDING, IN EACH CASE TO THE EXTENT ADVISED BY COUNSEL. IF ANY SUCH COUNSEL REASONABLY DETERMINES THAT THE RENDERING OF SUCH ASSISTANCE WILL ADVERSELY AFFECT THE DEFENSE OR INTERESTS OF ITS CLIENT, SUCH COUNSEL SHALL NOT BE REQUIRED TO COMPLY WITH THE TERMS OF THE IMMEDIATELY PRECEDING SENTENCE.

         NOTWITHSTANDING ANY TRANSFER OF ANY PROPERTY TO ANOTHER OWNER, OWNER SHALL REMAIN OBLIGATED TO INDEMNIFY EACH INDEMNIFIED PARTY PURSUANT TO THIS SECTION WITH RESPECT TO ACTS OCCURRING PRIOR TO THE DATE OF TRANSFER OF LEGAL TITLE TO SUCH PROPERTY (IRRESPECTIVE OF WHEN A CLAIM IS ACTUALLY MADE).

                 4.5.2 ADDITIONAL INDEMNIFICATION. IN ADDITION TO ANY AND ALL RIGHTS OF INDEMNIFICATION OR ANY OTHER RIGHTS OF FANNIE MAE OR THE SERVICER PURSUANT HERETO OR UNDER LAW OR EQUITY, OWNER HEREBY AGREES TO PAY, AND TO PROTECT, INDEMNIFY AND HOLD HARMLESS, FANNIE MAE, THE SERVICER AND THEIR RESPECTIVE OFFICERS, MEMBERS, DIRECTORS, SHAREHOLDERS, OFFICIALS, EMPLOYEES, INDEPENDENT CONTRACTORS, AGENTS AND EACH OF THEM AND EACH PERSON, IF ANY, WHO CONTROLS FANNIE MAE OR THE SERVICER WITHIN THE MEANING OF EITHER SECTION 15 OF THE SECURITIES ACT OF 1933, AS AMENDED, OR SECTION 20 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (SUCH PERSON HEREIN REFERRED TO AS A "CONTROL PERSON"), FROM AND AGAINST ANY AND ALL LIABILITIES OF ANY NATURE ARISING OUT OF, RELATING TO IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS BY REASON OF:







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                          (A)     ANY UNTRUE STATEMENT OR ALLEGED UNTRUE
                 STATEMENT OF A MATERIAL FACT CONTAINED IN ANY OFFERING DOCUMENTS RELATING TO ANY ISSUE OF RELATED BONDS OR ARISING OUT OF OR BASED UPON ANY OMISSION OR ALLEGED OMISSION TO STATE THEREIN A MATERIAL FACT REQUIRED TO BE STATED THEREIN OR NECESSARY TO MAKE THE STATEMENTS THEREIN NOT MISLEADING, EXCEPT TO THE EXTENT RELATED TO ANY STATEMENT OR OMISSION REGARDING FANNIE MAE;

                          (B) TO THE EXTENT NOT COVERED BY PARAGRAPH (A) OF THIS SECTION 4.5.2, ANY ACT, STATEMENT OR OMISSION, BY OR ON BEHALF OF OWNER IN CONNECTION WITH THE OFFERING, ISSUANCE, SALE, DELIVERY OR ANY REMARKETING OR REOFFERING (FROM TIME TO
                 TIME) OF ANY ISSUE OF RELATED BONDS;

                          (C) THE MISFEASANCE OR MALFEASANCE OF, OR THEFT COMMITTED BY, ANY DIRECTOR, OFFICER, EMPLOYEE, PARTNER OR AGENT OF OWNER;

                          (D) THE VIOLATION BY OWNER OF ANY FEDERAL, STATE OR LOCAL SECURITIES OR REAL ESTATE LAWS, RULES OR REGULATIONS IN CONNECTION WITH THE ISSUANCE, OFFER AND SALE OF ANY ISSUE OF RELATED BONDS OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS;

                          (E) THE VIOLATION BY OWNER OF ANY FEDERAL OR STATE LAWS, RULES OR REGULATIONS RELATING TO THE MAXIMUM AMOUNT OF INTEREST PERMITTED TO BE RECEIVED ON ACCOUNT OF THE LOAN OF MONEY;

                          (F) THE BREACH BEYOND ANY APPLICABLE GRACE PERIOD BY OWNER OF ITS OBLIGATIONS (IF ANY) UNDER ANY OF THE TRANSACTION DOCUMENTS; AND

                          (G) THE BREACH BEYOND ANY APPLICABLE CURE PERIOD BY OWNER OF ANY OF ITS REPRESENTATIONS OR WARRANTIES (IF ANY) CONTAINED IN THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR IN ANY CERTIFICATE FURNISHED OR DELIVERED TO THE SERVICER OR FANNIE MAE.

         IF ANY ACTION OR PROCEEDING (INCLUDING ANY GOVERNMENTAL INVESTIGATION) SHALL BE BROUGHT OR ASSERTED AGAINST FANNIE MAE, THE SERVICER OR ANY CONTROL PERSON IN RESPECT OF WHICH INDEMNITY MAY BE SOUGHT FROM OWNER PURSUANT TO THIS
SECTION 4.5.2, FANNIE MAE, THE SERVICER OR SUCH CONTROL PERSON, AS THE CASE MAY BE, SHALL PROMPTLY NOTIFY OWNER IN WRITING, AND OWNER SHALL ASSUME THE PAYMENT OF ALL EXPENSES INCURRED BY FANNIE MAE, THE SERVICER OR SUCH CONTROL PERSON IN CONNECTION WITH THE DEFENSE THEREOF AS AND TO THE EXTENT PROVIDED IN SECTION
4.5.1 ABOVE.

                 4.5.3    SURVIVAL.  THE INDEMNITY PROVISIONS OF THIS SECTION
4.5 SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT AND FORECLOSURE OR RELEASE OF THE MORTGAGES OR







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
OTHER DISPOSITION OF THE PROPERTIES UNTIL THE SOONER OF THE EXPIRATION OF THE APPLICABLE STATUTE OF LIMITATIONS ORSIX YEARS FOLLOWING SUCH TERMINATION, FORECLOSURE OR RELEASE, AS APPLICABLE.

         SECTION 4.6      LIABILITY OF OWNER.

                 The obligations of Owner under this Agreement shall be absolute, unconditional and irrevocable and shall be paid and performed strictly in accordance with the terms of this Agreement under all circumstances whatsoever, including the following circumstances: (a) any invalidity or unenforceability of this Agreement or any of the other Transaction Documents or any other agreement or instrument related to the Transaction Documents; (b) any amendment or waiver of, or any consent to or departure from, the terms of this Agreement, any Related Fannie Mae Collateral Agreement, any of the other Transaction Documents, or any other agreement or instrument related to the Transaction Documents, any extensions of time or other modifications of the terms and conditions for any act to be performed in connection with this Agreement, any Related Fannie Mae Collateral Agreement, or any of the other Transaction Documents, other than any amendment, waiver, consent, extension or modification entered into in strict accordance with the terms of this Agreement; (c) the existence of any claim, set-off, defense or other right which Owner may have at any time against any Issuer, any Related Trustee, any tender agent, Fannie Mae, Servicer, Remarketing Agent or any other Person, whether in connection with this Agreement, any of the other Transaction Documents, any Property, or any unrelated transaction; (d) the surrender or impairment of any security for the performance or observance of any of the agreements or terms of this Agreement or the other Transaction Documents; (e) defect in title to any Property, any acts or circumstances that may constitute failure of consideration, destruction of, damage to or condemnation of any Property, commercial frustration of purpose, or any change in the tax or other laws of the United States of America or of the State or any political subdivision of either; (f) the breach by any Issuer, any Related Trustee, any tender agent, Servicer, Remarketing Agent, Fannie Mae or any other Person of its obligations under any Transaction Document or (g) any other circumstance, happening or omission whatsoever.

         SECTION 4.7      FANNIE MAE AND SERVICER NOT LIABLE.

                 Neither Fannie Mae, Servicer nor any of their officials, officers, directors, members, shareholders, agents, independent contractors or employees shall be responsible for or liable to Owner, its Affiliates or any of Owner's or its Affiliates' members, partners, Affiliates, independent contractors or employees for (a) any act or omission of Fannie Mae, Servicer or any other Person made in good faith with respect to the validity, sufficiency, accuracy or genuineness of documents, or of any endorsement(s) thereon (except for documents and endorsements provided by Fannie Mae or Servicer, as applicable), even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged, (b) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Related Fannie Mae Collateral Agreement or the rights or benefits under any Related Fannie Mae Collateral Agreement or proceeds under any Related Fannie Mae Collateral Agreement, in whole or in part, that may







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prove to be invalid or ineffective for any reason, (c) failure of any Related
Trustee to comply fully with all conditions required in order to effect any Advance, (d) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, telecopier or otherwise; (e) for any loss or delay in the transmission or otherwise of any document or draft required in order to make any Advance, or (f) any consequences arising from causes beyond the control of Fannie Mae. In furtherance and not in limitation of the foregoing, Fannie Mae (or Servicer) may accept documents that appear on their face to be valid and in order, without any responsibility for further investigation. None of the above shall affect, impair, or prevent the vesting of rights or powers of Fannie Mae or Servicer under this Agreement. In furtherance and extension and not in limitation of the specific provision set forth above, any action taken or omitted by Fannie Mae under or in connection with any Transaction Document or any related certificates or other documents shall be binding upon Owner, the Related Trustee, the Issuer, the Remarketing Agent and the tender agent and shall not put Fannie Mae under any resulting liability to any of them under any Related Fannie Mae Collateral except to the extent that such action or omission of Fannie Mae is attributable to Fannie Mae's gross negligence, willful misconduct or bad faith breach of an express contractual payment obligation.

         SECTION 4.8      WAIVERS AND CONSENTS.

                 OWNER AGREES TO BE BOUND BY THIS AGREEMENT AND TO THE EXTENT PERMITTED BY LAW, (A) WAIVES AND RENOUNCES ANY AND ALL REDEMPTION AND EXEMPTION RIGHTS AND THE BENEFIT OF ALL VALUATION AND APPRAISAL PRIVILEGES AGAINST THE INDEBTEDNESS AND OBLIGATIONS EVIDENCED BY THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS OR BY ANY EXTENSION OR RENEWAL OF THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS; (B) WAIVES PRESENTMENT AND DEMAND FOR PAYMENT, NOTICES OF NONPAYMENT AND OF DISHONOR, PROTEST OF DISHONOR AND NOTICE OF PROTEST; (C) WAIVES ALL NOTICES IN CONNECTION WITH THE DELIVERY AND ACCEPTANCE OF THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS AND ALL OTHER NOTICES IN CONNECTION WITH THE PERFORMANCE, DEFAULT OR ENFORCEMENT OF THE PAYMENT OF ANY OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS EXCEPT AS REQUIRED BY THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS; (D) AGREES THAT ITS LIABILITIES UNDER THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS SHALL BE UNCONDITIONAL AND WITHOUT REGARD TO THE LIABILITY OF ANY OTHER PERSON; AND
(E) AGREES THAT ANY CONSENT, WAIVER OR FORBEARANCE UNDER THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS WITH RESPECT TO AN EVENT SHALL OPERATE ONLY FOR SUCH EVENT AND NOT FOR ANY SUBSEQUENT EVENT.







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
         SECTION 4.9      SUBROGATION.

                 Owner acknowledges that Fannie Mae is to be fully subrogated to the extent of any payment made by Fannie Mae pursuant to any Related Fannie Mae Collateral Agreement, any additional interest due on any late payment, to the rights of the Related Trustee and the respective Bondholders to any moneys paid or payable under the Related Bonds and all security therefor under the Related Indenture. Owner agrees to such subrogation and further agrees to execute such instruments and to take such actions as, in the reasonable commercial judgment of Fannie Mae, are necessary to evidence such subrogation and to perfect the rights of Fannie Mae to the extent necessary to provide reimbursement hereunder.

         SECTION 4.10     APPLICATION OF PAYMENTS.

                 Payments made by Owner in respect of the Obligations shall be applied in the manner provided in the Mortgage Documents.

         SECTION 4.11     PLEDGE OF RIGHTS TO CERTAIN FUNDS AND INVESTMENTS.

                 To secure Owner's obligations under this Agreement, to the extent, if any, that Owner retains an interest in and to all funds and accounts and investments of funds and accounts now or hereafter held by: (a) the Related Trustees under the Related Indentures as security for the payment of the Bonds, including the Principal Reserve Funds, and any and all loan funds, escrow funds, revenue funds, debt service funds, reserve funds, redemption funds and other funds and securities and other instruments comprising investments of any of the foregoing and interest and other income derived from any of the foregoing held as security for the payment of the Bonds, Owner hereby pledges and assigns to Fannie Mae and grants to Fannie Mae a security interest in such funds, accounts, and investments which pledge, assignment and grant shall be subject only to the rights of each Related Trustee under the Related Indenture) and (b) by Servicer with respect to payments payable under any of the Transaction Documents including the Replacement Reserve Funds and any and all escrow funds, completion repair funds and other funds, and any securities and other instruments comprising investments of any of the foregoing and interest income and other proceeds derived from any of the foregoing. Owner covenants and agrees that it will defend Fannie Mae's rights and security interests created by this section 4.11 against the claims and demands of all Persons. In addition to its other rights and remedies under this Agreement and the other Transaction Documents, Fannie Mae shall have all the rights and remedies of a secured party under the Uniform Commercial Code or other applicable law with respect to the security interests created by this section 4.11, subject only to the rights of the Related Trustees under the Related Indentures. Fannie Mae's rights under this section 4.11 are in addition to, and not in lieu of, its rights and remedies described elsewhere in this Agreement.







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
         SECTION 4.12     PURCHASED BONDS/BORROWER BONDS.

                 4.12.1   PURCHASED BONDS.  Owner acknowledges that any
Related Purchased Bonds will be purchased for and registered in the name of Owner, to the extent that Fannie Mae has provided the funds to purchase such Related Purchased Bonds or moneys in the applicable Principal Reserve Fund were used for such purposes and will be pledged to Fannie Mae pursuant to the Related Pledge Agreement.

                 4.12.2 BORROWER BONDS. Owner acknowledges that any Related Borrower Bonds will be purchased for and registered in the name of Owner, to the extent that Fannie Mae has provided the funds to purchase such Related Borrower Bonds or moneys in the applicable Principal Reserve Fund were used for such purposes and will be pledged to Fannie Mae pursuant to the Related Borrower Bond Pledge Agreement.

         SECTION 4.13     CASH COLLATERAL.

                 In addition to the pledge and security interest granted to Fannie Mae by Owner pursuant to section 4.11, as separate and additional security for Owner's obligations under this Agreement, Owner shall pledge and assign to Fannie Mae, and grant to Fannie Mae a first priority security interest in, all of Owner's right, title and interest in and to:

                          (a) each of the Property Accounts, the Central Account and the Lock-Box Collateral by executing and delivering to Fannie Mae the Lock-Box Agreement on the Fannie Mae Facility Closing Date; and

                          (b)     the Cash Collateral by executing and
                 delivering to Fannie Mae the Cash Collateral Agreement.

Owner covenants and agrees that it will defend Fannie Mae's rights and security interest created by this section 4.13, the Cash Collateral Agreement and the Lock-Box Agreement against the claims and demands of all Persons. The Property Account, the Central Accounts and the Lock-Box Collateral shall be pledged, assigned, secured, maintained, invested and disposed of pursuant to the Lock-Box Agreement. The Cash Collateral shall be pledged, assigned, secured, maintained, invested, released and disposed of pursuant to the Cash Collateral Agreement.

         SECTION 4.14     NONRECOURSE OBLIGATIONS.

                 4.14.1   OWNER'S EXCULPATION.

                          4.14.1.1  Limited Recourse Against Owner.  Subject to
the provisions of subsection 4.14.2 and notwithstanding any other provision in the Related Mortgage Notes, the Mortgages or any other Transaction Document, the personal liability of Owner, General Partner, Operating Partnership, Ambassador REIT and their respective affiliates, shareholders, members,







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
partners, officers, directors and employees to pay the principal and interest on the debt evidenced by the Related Mortgage Notes and to pay and perform the other Obligations shall be limited to (a) the real and personal property described as the "Property" in the Mortgages, (b) the Cash Collateral described in the Cash Collateral Agreement and the Lock-Box Collateral described in the Lock-Box Agreement, (c) the personal property and all other Collateral described in and pledged under the other Mortgage Documents, (d) the rents, profits, issues, products and income of the Properties received or collected by or on behalf of Owner (the "RENTS AND PROFITS") to the extent not use to pay the Operating Expenses then due and payable as of the time of receipt of such Rents and Profits or to pay principal and interest due under the Related Mortgage Notes, any other sums due under the Mortgages or any other Mortgage Document and any other Obligations then due and owing to Fannie Mae under this Agreement, except to the extent that Owner did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct the disbursement of such sums. Notwithstanding anything to the contrary in the Related Mortgage Notes or any Bond Property Loan Document, the provisions of this section 4.14 and not the provisions of Sections 10 or 11 of the Related Mortgage Notes shall control and govern the rights and obligations of Fannie Mae and Owner with respect to the personal liability of Owner regardless of whether Fannie Mae is exercising remedies (directly or indirectly) under the Reimbursement Mortgages and other documents evidencing or securing the Obligations or under all or any of the Related Mortgage Notes, the Related Bond Mortgages or the Bond Property Loan Documents with respect to any Bond Property.

                          4.14.1.2 No Deficiency Judgment.  Except as provided
in subsection 4.14.2, Fannie Mae shall not seek (a) any judgment for a deficiency against Owner, General Partner, Operating Partnership or Ambassador REIT's, or Owner's, General Partner's, Operating Partnership's heirs or Ambassador REIT's legal representatives, successors or assigns, in any action to enforce any right or remedy under any of the Related Mortgage Notes, the Mortgages, this Agreement or any other Transaction Document, or (b) any judgment on any of the Related Mortgage Notes or the Obligations except as may be necessary in any action brought under any of the Mortgages to enforce the lien against the Property encumbered thereby or to exercise any remedies under any other Mortgage Documents.

                 4.14.2  EXCEPTIONS TO NON-RECOURSE LIABILITY.

                          4.14.2.1 Violation of Covenants.  If, without
obtaining Fannie Mae's prior written consent, (a) a "Transfer" shall occur which, pursuant to Uniform Covenant 19 of any of the Mortgages, gives Fannie Mae the right, at its option, to declare all sums secured by any such Mortgage immediately due and payable, (b) Owner shall voluntarily encumber or permit the encumbrance of any Property with the lien of any "Subordinate Instrument" (as defined in the Related Mortgage with respect to such Property) in connection with any financing by Owner, or (c) Owner or General Partner shall fail to remain a Single-Purpose entity or to comply with any of the provisions of subsection 2.3.1, any of such events shall constitute an Event of Default hereunder and under the Mortgage Documents, and if such Event of Default shall continue for thirty (30) days then, from and after the date that is thirty (30) days after such event, (i) subsection







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
4.14.1 shall not apply, and (ii) Owner, General Partner and Operating Partnership shall be personally liable on a joint and several basis for full recourse liability under the Related Mortgage Notes, this Agreement and the other Mortgage Documents.

                          4.14.2.2 Exceptions to Exculpation.  Notwithstanding
subsection 4.14.1, Owner, General Partner and Operating Partnership shall be personally liable on a joint and several basis in the amount of any actual loss, damage or cost (including attorneys' fees and expenses) incurred by Fannie Mae, Servicer or any other "indemnified party" under section 4.5 resulting from or relating to (a) fraud or intentional misrepresentation by Owner, General Partner or Operating Partnership, or Owner's, General Partner's or Operating Partnership's agents or employees, in connection with obtaining the Mortgage Loans evidenced by the Related Mortgage Notes, obtaining the credit enhancement evidenced by the Related Fannie Mae Collateral Agreements, or in complying with any of Owner's Obligations, (b) Insurance Proceeds, Condemnation Proceeds, security deposits from tenants and other sums or payments received by or on behalf of Owner in its capacity as owner of the Properties and not applied in accordance with the provisions of the Mortgages (except to the extent that Owner did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct disbursement of such sums or payments), (c) all Rents and Profits (except to the extent that Owner did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct the disbursement of such sums) received by or on behalf of Owner in its capacity as owner of the Properties and not applied first (i) to the payment of the Operating Expenses as such Operating Expenses become due and payable, and then (ii) to the payment of principal and interest due under the Related Mortgage Notes, any other sums due under the Mortgages or any other Mortgage Document and any other Obligations then due and owning to Fannie Mae under this Agreement, (d) Owner's failure to deposit all Gross Cash Flow into the Property Accounts as required accordance with the Lock-Box Agreement (except to the extent that Owner did not have the legal right because of a bankruptcy, receivership or similar judicial proceeding to deposit such sums), (e) Owner's failure following an Event of Default to deliver to Fannie Mae on demand all Rents and Profits and security deposits (except to the extent that Owner did not have the legal right because of a bankruptcy, receivership or similar judicial proceeding to direct disbursement of such sums), (f) Owner's failure following an Event of Default to deliver to Fannie Mae on demand, all books and records relating to the Properties, (g) Owner's indemnification obligations set forth in section 4.5, or (h) Hazardous Material or compliance with Hazardous Materials Laws to the full extent of any losses or damages (including those resulting from diminution in value of any Property) incurred by Fannie Mae as a result of the existence of such Hazardous Materials or failure to comply with Hazardous Materials Laws or the obligations of Owner with respect to Hazardous Materials as set forth in the Mortgages.

                          4.14.2.3 No Impairment of Certain Rights.  No
provision of this section 4.14 shall (a) affect any guaranty or similar agreement executed in connection with the Obligations, (b) release or reduce the Obligations or the debt evidenced by the Related Mortgage Notes, (c) impair the right of Fannie Mae to enforce the provisions of paragraph 6 of the portion of each Mortgage, (d) impair the lien of any Mortgage, (e) impair the right of Fannie Mae to







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
enforce the provisions of the Cash Collateral Agreement, the Lock-Box Agreement, any Replacement Reserve Agreement, any Assignment of Management Agreement, or any other agreement defined as an "Ancillary Collateral Agreement" in any Mortgage or (f) limit Owner's obligation to pay documentary stamp, recording, transfer, mortgage, intangible, filing or other taxes or fees and other liabilities payable by Owner pursuant to section 2.2.17.

         SECTION 4.15     APPLICATION FOR RELATED FANNIE MAE COLLATERAL
AGREEMENTS.

                 Upon the terms and subject to the conditions set forth in this Agreement and subject to the condition that the Mortgage Loans be originated by an independent third-party lender or issuer and comply with the other requirements of the Fannie Mae Charter Act for multifamily loans, Owner hereby applies to Fannie Mae for and hereby requests Fannie Mae to enter into the Related Fannie Mae Collateral Agreements. While each Mortgage Loan and the Related Fannie Mae Collateral Agreement represents a separate and independent obligation of Owner and Fannie Mae, respectively, Owner acknowledges that, in requesting Fannie Mae to execute and deliver the Related Fannie Mae Collateral Agreements, it intends that the Mortgage Loans be treated as if they were a single, integrated Indebtedness of Owner. Accordingly, Owner agrees that if it fails to pay fully, when due, any amount payable under any Related Mortgage Note or its Related Mortgage, then Fannie Mae may elect to treat the amount owing with respect to such Related Mortgage Note or its Related Mortgage as being due and owing by Owner, on a pro rata basis, under each of the other Mortgages. Similarly, if Owner fails to pay fully, when due, to Fannie Mae any other amount which Owner is obligated to pay under this Agreement, the unpaid amount shall be deemed to be due and owing by Owner on a pro rata basis with respect to each of the Properties. It is a material part of the consideration for Fannie Mae's agreement to execute and deliver the Related Fannie Mae Collateral Agreements that Owner not be able to put one or more Mortgage Loans in default without putting all Mortgage Loans in default. Accordingly, Owner expressly agrees that irrespective of the actual payments made by it under the Mortgage Loans or this Agreement, if the amount actually paid is not sufficient to pay fully and timely all such obligations, then the failure to pay shall exist with respect to all the Mortgage Loans notwithstanding that the amount paid was sufficient to pay fully some but not all of the amounts due and owing with respect to the Mortgage Loans or other Obligations. Notwithstanding anything in this Agreement, the Related Mortgage Notes or in any other Transaction Document to the contrary, Owner acknowledges and agrees that the credit enhancement and liquidity support of the Related Bonds evidenced by the Related Fannie Mae Collateral Agreements shall terminate and expire on December 15, 2021.







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
                                   ARTICLE V.
                SUBSTITUTION, RELEASE AND ADDITION OF PROPERTIES


         SECTION 5.1      ALLOCABLE FACILITY AMOUNT.

                 Fannie Mae shall determine the Allocable Facility Amount for each Property on or before each Determination Date. Such allocation shall be made in good faith and be reasonably related to the loan to value ratio of each Property. Once determined by Fannie Mae as aforesaid, the Allocable Facility Amount for each Property shall be promptly disclosed to Owner by Fannie Mae and shall remain in effect until the next Determination Date, unless sooner modified in connection with the addition of a New Property pursuant to section 5.4.

         SECTION 5.2      SUBSTITUTION OF ADDITIONAL MORTGAGED PROPERTIES.

                 At Owner's request, an Additional Mortgaged Property shall be released from the lien of the Related Mortgage and the collateral derived from such Additional Mortgaged Property (such as the related Principal Reserve Fund and the related Property Account) shall be released to Owner, and a New Additional Property substituted therefor, if each of the following conditions are met:

                 (a) The New Additional Property has a Value equal to or greater than the product of 125% (the "SUBSTITUTION PERCENTAGE") multiplied by the Minimum Substitute Property Value of the Released Property;

                 (b) The New Additional Property has Net Operating Income (as determined by Fannie Mae) for the 12 month period ending within 60 days of the date this test is applied, equal to or greater than the Net Operating Income (as determined by Fannie Mae) of the Additional Mortgaged Property being released from the lien for the corresponding 12 month period multiplied by the Substitution Percentage;

                 (c) No Event of Default or Potential Event of Default shall have occurred and be continuing;

                 (d) Owner shall cause the Released Property to be immediately conveyed by Owner to such purchaser as Owner may determine; and

                 (e) The New Additional Property meets all of Fannie Mae's then applicable underwriting criteria in the DUS Guide;

                 (f) All documentation relating to the foregoing is acceptable to Fannie Mae in all respects, including legal opinions, title insurance, security instruments, replacement reserve







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
agreements, assignments and any amendments to this Agreement or the other Transaction Documents; and

                 (g) With respect to each proposed New Additional Property, Owner shall pay Fannie Mae and Servicer a reasonable due diligence fee plus all reasonable costs and expenses (including legal fees and expenses) incurred by Fannie Mae or Servicer in connection with the foregoing. Such amounts shall be paid by Owner on or prior to the closing date of such substitution or, if such substitution fails to close within thirty (30) days of Owner's receipt of invoices therefor (and if requested by Owner, reasonable supporting back-up invoices evidencing such items), and shall be payable regardless of whether the property substitution does or does not (for any reason) ultimately occur.

         SECTION 5.3      RELEASE OF PROPERTIES.

                 At Owner's request, a Property shall be released from the lien of the Related Mortgage and all collateral derived from such Property (such as the related Principal Reserve Fund and the related Property Account) shall be released to Owner, without another Multifamily Residential Property being substituted therefor if each of the following conditions are met:

                 (a) Owner shall either redeem or otherwise remove Bonds from the credit facility evidenced by this Agreement and/or post cash collateral in a manner acceptable to Fannie Mae, in either case in an amount equal to the greater of (i) 110% of the Allocable Facility Amount of the Released Property and (ii) the outstanding principal amount of the Related Bonds; the following shall be credited toward such amount: (A) if the Released Property is a Bond Property, the principal amount of Related Bonds outstanding with respect to such Bond Property immediately prior to such release (provided, that, the requirements of section 5.3(c) have been satisfied), plus (B) the amount of any other Bonds redeemed or otherwise removed by Owner to obtain such release, plus (C) the amount of any cash collateral ("RELEASE PRICE CASH COLLATERAL") that has been deemed acceptable by Fannie Mae and posted by Owner to obtain such release;

                 (b) No Event of Default or Potential Event of Default shall have occurred and be continuing;

                 (c) If the Released Property is a Bond Property, then either (i) the Related Fannie Mae Collateral Agreement shall terminate on or before the Released Property is released from the lien of any Related Mortgage, or (ii) Fannie Mae shall have consented to the transfer of the Bond Property and the assumption of the Related Mortgage Note, the Related Mortgage and the other related Transaction Documents;

                 (d) Owner shall cause the Released Property to be immediately conveyed by Owner to such purchaser as Owner may determine;







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
                 (e) All documentation relating to the foregoing is acceptable to Fannie Mae in all respects, including legal opinions, release documentation and any amendments to this Agreement or the other Transaction Documents; and

                 (f) Owner shall pay, with respect to each Released Property, to Fannie Mae and Servicer, a reasonable due diligence fee plus all reasonable out-of-pocket costs and expenses (including legal fees and expenses) incurred by Fannie Mae or Servicer in connection with the foregoing. Such amounts shall be paid by Owner on or prior to the closing date of such release, or if such release fails to close, within thirty (30) days of Owner's receipt of invoices therefor (and if requested by Owner, reasonable supporting back-up invoices evidencing such items), and shall be payable regardless whether the property is or is not (for any reason) ultimately released from the lien of a Mortgage.

         SECTION 5.4      ADDITION OF NEW PROPERTIES TO THE CREDIT FACILITY.

                 5.4.1 CONDITIONS TO NEW PROPERTIES. At the request of Owner and Servicer, Fannie Mae may, from time to time, consent to the addition of a New Bond Property or a New Additional Property (as distinct from the substitution of Additional Mortgaged Properties which is governed by section 5.2) to the Fannie Mae Credit Facility; provided, however, that

                          (a) such consent may be granted or withheld by Fannie Mae in its discretion;

                          (b) the underwriting with respect to each such New Property shall be conducted by Servicer and reviewed by Fannie Mae and shall take into account all facts and circumstances deemed relevant by Servicer and Fannie Mae;

                          (c) the terms and conditions relating to the addition of such New Property shall be determined by Servicer and Fannie Mae;

                          (d) all documentation deemed necessary by Servicer or Fannie Mae for the making of a new loan, if applicable, and the addition of such New Property shall be fully executed and delivered by each party thereto and shall be in form and substance acceptable to Servicer and Fannie Mae;

                          (e) any loan made in conjunction with the addition of such New Property must be originated by Servicer, another multifamily seller/servicer approved under Fannie Mae's Delegated Underwriting and Servicing product line, the bond trustee or issuer and otherwise comply with applicable Fannie Mae Charter Act requirements; and

                          (f) Owner shall pay or cause to be paid all reasonable fees, charges and expenses (including fees and expenses of attorneys, accountants and other experts) incurred







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
         by or on behalf of Fannie Mae or Servicer in connection with the addition of such New Property in accordance with section 4.2.

                 5.4.2 Confirmation of New Properties. The addition of any New Bond Property and any New Additional Property to the Facility shall become effective only upon satisfaction of all requirements in section 5.4.1 and Fannie Mae's execution and delivery to Owner of a Confirmation of Addition of New Property, substantially in the form of Exhibit E attached hereto (a "NEW PROPERTY CONFIRMATION"), which New Property Confirmation shall be given as of the date the New Property is added to the Facility and shall specify whether such New Property is a New Bond Property or a New Additional Property. Upon the execution and delivery of the New Property Confirmation in accordance with this section 5.4, this Agreement shall be automatically deemed amended and supplemented to incorporate the terms and provisions of such New Property Confirmation including any provisions:

                          (a) specifying the Credit Enhancement Component, the Reserve Component and the Liquidity Component with respect to such New Bond Property;

                          (b) specifying the amendment and restatement of any of the Exhibits to this Agreement; and


                          (c) modifying the Allocable Facility Amount of all or any of the Properties.

         SECTION 5.5      CERTAIN PERMITTED TRANSFERS.

                 5.5.1 CONDITIONS TO PERMITTED TRANSFERS. At the request of Owner, Fannie Mae shall, from time to time, consent to Owner's sale and transfer of a Bond Property subject to Fannie Mae credit enhancement (a "PROPOSED TRANSFER") to an independent third-party purchaser if Fannie Mae determines that each of the following conditions have been satisfied in full:

                 (a) no Event of Default or Potential Event of Default shall have occurred and be continuing either immediately before or immediately after giving effect to the Proposed Transfer;

                 (b) at the time of such Proposed Transfer, Fannie Mae continues to provide credit enhancement, and if applicable, liquidity support, with respect to new bond transactions similar to the Related Bonds, pursuant to guaranteed mortgage pass-through certificates or collateral agreements, as the case may be, similar to the Related Fannie Mae Collateral Agreement and the provision of such credit enhancement and liquidity support continues to be permitted under the Fannie Mae Charter Act;

                 (c) Owner shall either redeem or otherwise remove Bonds from the Fannie Mae Credit Facility and/or post cash collateral in a manner acceptable to Fannie Mae, in either







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
         case in an amount equal to 110% of the Allocable Facility Amount of the Bond Property that is proposed to be transferred, which redemption, removal or cash collateral requirement shall be satisfied by (i) the amount of the Related Bonds outstanding immediately prior to the Proposed Transfer, plus (ii) the amount of any other Bonds redeemed or otherwise removed by Owner to obtain approval of such transfer, plus (iii) the amount of any Release Price Cash Collateral posted by Owner to obtain approval for the Proposed Transfer;

                 (d) the proposed transferee shall be a Single-Purpose entity, shall not be an Affiliate of Owner or any other Ambassador Party and shall meet the eligibility, credit, management and otherwise satisfy the then applicable underwriting standards customarily applied by Fannie Mae for approval of new borrowers (the "PROPOSED TRANSFEREE");

                 (e) Owner causes to be submitted to Fannie Mae all information required by Fannie Mae to evaluate the Proposed Transferee and the Bond Property proposed to be transferred as if a new loan were being made to the Proposed Transferee and secured by the Bond Property proposed to be transferred;

                 (f) at the time of such Proposed Transfer, the Bond Property proposed to be transferred shall be subject to re-underwriting in accordance with Fannie Mae's then applicable standards (including satisfaction of loan to value ratio requirements, debt service coverage ratio requirements, physical maintenance requirements, replacement reserve requirements and all other applicable conditions, requirements and limitations) customarily applied by Fannie Mae for approval of new loans secured by liens on new Multifamily Residential Properties and such re-underwriting shall be conducted by or on behalf of Servicer and Fannie Mae taking into account all facts and circumstances deemed relevant by Servicer and Fannie Mae;

                 (g) the Proposed Transferee shall: (i) assume all of the obligations of Owner under and with respect to the Related Bonds, the other Related Bond Documents, the Bond Property Loan Documents with respect to such Bond Property and the related Fannie Mae credit enhancement Facility pursuant to documentation in form and substance acceptable to Fannie Mae; (ii) enter into a reimbursement agreement and such other documentation deemed necessary by Fannie Mae to evidence and secure its reimbursement and other obligations to Fannie Mae; (iii) agree to credit enhancement pricing and, if applicable, liquidity pricing that shall be determined by Fannie Mae; and (iv) amend, modify, supplement or amend and restate the Related Bond Documents and the Bond Property Loan Documents with respect to such Bond Property, all as deemed necessary by Fannie Mae;

                 (h) Owner or the Proposed Transferee shall have obtained the consent of the Issuer with respect to the Related Bonds, the Related Trustee and each other party to the Related Bond Documents and the Bond Property Loan Documents that is required under the terms of such documents to consent to a transfer of the Bond Property;







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                 (i)      all documentation relating to the foregoing shall be
         acceptable to Fannie Mae in all respects, including legal opinions, release documentation and any amendments to this Agreement or the other Transaction Documents; and

                 (j) Owner or the Permitted Transferee shall have paid to Fannie Mae its customary transfer and assumption fees consisting of a $3000 non-refundable application fee and, upon completion of the Proposed Transfer transaction, a transfer fee equal to one percent (1%) of the Allocable Facility Amount of the Bond Property that is proposed to be transferred. In addition, Owner or the Permitted Transferee shall have paid to Fannie Mae and Servicer, customary due diligence fees plus all reasonable costs and expenses (including legal fees and expenses) incurred by Fannie Mae or Servicer in connection with the foregoing, to the extent such expenses exceed $3000. Such additional amounts shall be paid by Owner or the Proposed Transferee on or prior to the closing date of the Proposed Transfer, or if such Proposed Transfer fails to close, within thirty (30) days of Owner's receipt of invoices therefor (and if requested by Owner, reasonable supporting back-up materials evidencing such items), and shall be payable regardless of whether the Bond Property is or is not (for any reason) ultimately transferred; and

                 (k) Owner or the Permitted Transferee shall have paid to the appropriate parties all other fees, costs and expenses (including legal fees and expenses) payable by Owner to each of the related Issuer, the Related Trustee, the related Remarketing Agent, Fannie Mae and Servicer under the terms of the Bond Property Loan Documents and the Bond Documents with respect to such Bond Property in connection with the Proposed Transfer.

                 5.5.2 PERMITTED TRANSFERS. Fannie Mae's consent to a Proposed Transfer shall become effective upon (a) Fannie Mae's determination, that each of the conditions set forth above have been satisfied in full, and
(b) Fannie Mae's execution and delivery to Owner of a written instrument releasing (in whole or in part, as applicable) Owner from its obligations to Fannie Mae (but solely to Fannie Mae), if any, under and with respect to the Related Bonds, the other Related Bond Documents, the Bond Property Loan Documents with respect to such Bond Property, and the related Facility and confirming that each of the conditions set forth in section 5.5.1 above have been satisfied in full and releasing Owner from its Obligations under this Agreement (except as such release is limited by section 4.5) solely to the extent such Obligations relate to the Bond Property to be released. Any transfer of a Bond Property consented to by Fannie Mae in accordance with the provisions set forth above (a "PERMITTED TRANSFER") shall be made together with and subject to (i) the Related Bonds, (ii) the other Related Bond Documents (subject to any amendments and modifications required by Fannie Mae in accordance with section 5.5.1 above), (iii) the Bond Property Loan Documents with respect to such Bond Property (subject to any amendments and modifications required by Fannie Mae in accordance with section 5.5.1 above), and (iv) Fannie Mae credit enhancement with respect to such Bond Property. Notwithstanding anything herein or in the Bond Property Loan Documents with respect to such Bond Property to the contrary, Owner shall not be required to pay the Prepayment Premium otherwise required under any the Related Mortgage Note in connection with a Permitted Transfer.







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
         SECTION 5.6      CREDIT ENHANCEMENT OF CROSSINGS AT BELLEVUE PROJECT.

                 5.6.1 ADDITION OF CROSSINGS AT BELLEVUE PROJECT. On or before May 1, 1997, Owner in conjunction with Servicer, may request that a new tax-exempt housing bond transaction (the "CROSSINGS AT BELLEVUE BOND TRANSACTION") with respect to the Crossings at Bellevue Project be added to the Fannie Mae Credit Facility. Subject to satisfaction in full of the conditions and limitations set forth in this section 5.6, Fannie Mae shall grant its approval to the addition of the Crossings at Bellevue Bond Transaction and provide credit enhancement and liquidity support (the "CROSSINGS AT BELLEVUE CREDIT ENHANCEMENT") with respect thereto by issuing a collateral agreement substantially in the form of the Related Fannie Mae Collateral Agreements for the benefit of the trustee with respect to the Crossings at Bellevue Bond Transaction. Fannie Mae's consent to the addition of the Crossings at Bellevue Bond Transaction and its agreement to provide the Crossings at Bellevue Credit Enhancement is subject to Fannie Mae's determination that each of the conditions set forth in section 5.6.2 have been satisfied in full.

                 5.6.2 CONDITIONS TO CROSSINGS AT BELLEVUE CREDIT ENHANCEMENT. Fannie Mae's consideration of providing the Crossings at Bellevue Credit Enhancement is subject to Fannie Mae's determination that each of the following conditions have been satisfied in full:

                 (a) the Crossings at Bellevue Bond Transaction shall close on or before May 1, 1997;

                 (b) no Event of Default or Potential Event of Default exists as of the proposed date for the addition of the Crossings at Bellevue Project;

                 (c) the ratio (expressed as a percentage) of the Facility Amount of the proposed Crossings at Bellevue Bond Transaction to the Value of the Crossings at Bellevue Project will be equal to or less than [65%];

                 (d) the ratio of (i) the Net Operating Income of the Crossings at Bellevue Project plus the Net Operating Income of any proposed New Additional Property offered by Owner in connection with the Crossings at Bellevue Bond Transaction for the twelve (12) month period ending within sixty (60) days of the proposed date for the addition of the Crossings at Bellevue Project, to (ii) the anticipated debt service (including interest fees, and principal or principal reserve fund payments) with respect to the Crossings at Bellevue Project for the twelve (12) month period immediately following the proposed date for the addition of the Crossings at Bellevue Project, each as determined by Fannie Mae, will equal or exceed [1.46:1];

                 (e) the mortgage loan with respect to the Crossings at Bellevue Bond Transaction shall be originated by an independent third-party lender or bond issuer and comply with applicable Fannie Mae Charter Act requirements;







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
                 (f) all documentation (including any amendments to this Agreement and the other Transaction Documents) relating to Crossings at Bellevue Bond Transaction shall be the same in all material respects as the documentation with respect to the Related Bonds, subject to such modifications as may be necessary and which, in any event, are approved by Fannie Mae and the terms and conditions of the bonds, the related bond documents, mortgage loan documents and other documents delivered in connection with the Crossings at Bellevue Bond Transaction (the "CROSSINGS AT BELLEVUE REFUNDING DOCUMENTS"), shall be satisfactory to Fannie Mae, including the following:

                 (i) such Crossings at Bellevue Bond Transaction shall be incorporated into and be governed by the terms of this Agreement;

                 (ii) the principal amount of the mortgage loan with respect to the Crossing at Bellevue Bond Transaction shall be equal to or less than $8,600,000.00;

                 (iii) the terms and conditions governing the availability of and conversion between interest rate modes applicable to such Crossings at Bellevue Bond Transaction and the related mortgage loan shall conform to the interest rate mode provisions applicable to the existing Bonds and the existing Mortgage Loans;

                 (iv) the maturity date of the mortgage loan with respect to the Crossings at Bellevue Bond Transaction shall be December 1, 2021, and the principal reserve fund payment schedule of such mortgage loan shall be sufficient to cause such mortgage loan to fully amortize by December 1, 2021;

                 (v) the Crossings at Bellevue Refunding Documents shall contain cross-default and cross- collateralization provisions that conform to the existing Bond Documents;

                 (vi) the Prepayment Premium with respect to the Crossings at Bellevue Bond Transaction shall continue for not less than seven (7) years from the Fannie Mae Facility Closing Date; and

                 (vii) so long as Fannie Mae provides credit enhancement for the Crossings at Bellevue Bond Transaction, only Fannie Mae shall provide liquidity support, if applicable.

                 (g) Owner shall execute and deliver to Fannie Mae a certificate confirming that all of the representations and warranties set forth in this Agreement shall be true, correct and complete after giving effect to the Crossings at Bellevue Bond Transaction, subject to such modifications as Owner may determine are necessary to make the representations and warranties contained in such certificate true, correct and complete as of such date;







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
         provided, however, that such modifications may be considered by Fannie Mae in its determination to grant or withhold its approval to the addition of the Crossings at Bellevue Bond Transaction;

                 (h) each of Owner and Operating Partnership, to the extent applicable, shall have delivered to Fannie Mae appropriate evidence satisfactory to Fannie Mae of its authority to execute and deliver the Crossings at Bellevue Refunding Documents to which it is a party;

                 (i) Fannie Mae shall have received from Servicer such representations, warranties, undertakings and such other certificates as Fannie Mae shall customarily require relating to the Crossings at Bellevue Bond Transaction;

                 (j) Fannie Mae shall have received satisfactory evidence that all conditions to the effectiveness and enforceability of the Crossings at Bellevue Refunding Documents have been fully satisfied, including:

                 (i) opinions of counsel to Owner concerning such matters as Fannie Mae may reasonably require relating to the Crossings at Bellevue Bond Transaction;

                 (ii) such opinions of bond counsel, trustee's counsel and issuer's counsel, and such other opinions and certificates as Fannie Mae shall reasonably require relating to the Crossings at Bellevue Bond Transaction;

                 (iii) certified copies of all consents and authorizations (including Governmental Approvals, if any), necessary for the Crossings at Bellevue Issuer or Owner to execute, deliver and perform their respective obligations under the applicable Crossings at Bellevue Refunding Documents;

                 (iv) certified copies of (x) the Crossings at Bellevue Issuer's charter or certificate of incorporation and by-laws, if any, (y) the resolution or resolutions of the Crossings at Bellevue Issuer authorizing the execution, delivery and performance of its obligations under the applicable Crossings at Bellevue Refunding Documents to which it is a party and (z) certified copies of all other documents evidencing any other official action of such Crossings at Bellevue Issuer taken with respect thereto as each such item is then in full force and effect;

         All legal opinions relating to the Crossings at Bellevue Bond Transaction shall be the same in all material respects as the opinions relating to the existing Transaction Documents and otherwise in form and substance satisfactory to Fannie Mae;







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
                 (k) Fannie Mae shall have received copies of all documents relating to the closing of such Crossings at Bellevue Bond Transaction, authenticated to Fannie Mae's reasonable satisfaction;

                 (l) Fannie Mae shall have received true and correct copies of rating letters from the Rating Agency rating the Crossings at Bellevue Bond Transaction confirming that the bonds issued in such transaction have received the same rating afforded other debt instruments of the character of the bonds issued in the Crossings at Bellevue Bond Transaction and which are credit enhanced by Fannie Mae;

                 (m) Owner shall have executed and delivered to Fannie Mae such amendments and modifications to this Agreement or the other Transaction Documents and Fannie Mae shall have received such other documents, certificates, filings, legal opinions, approvals or instruments, as Fannie Mae shall deem necessary in order to effectuate the Crossings at Bellevue Bond Transaction;

                 (n) Fannie Mae shall have received payment in full of the Crossings at Bellevue Stand-By Fee and all other fees and expenses (including reasonable fees and disbursements of Fannie Mae's and the Servicer's counsel and accountants), incurred in connection with or related to the Crossings at Bellevue Bond Transaction and the preparation, review, execution and delivery of the Crossings at Bellevue Refunding Documents; and

                 (o) Subject to the qualifications set forth above, all documentation relating to the foregoing shall be acceptable to Fannie Mae in all respects, including all legal opinions, title insurance policies and endorsements, security instruments, replacement reserve agreements, indentures, collateral agreements, assignments and any amendments necessary to this Agreement or the other Transaction Documents.

                 5.6.3 CROSSINGS AT BELLEVUE STAND-BY FEE. In addition to any other fees and amounts payable to Fannie Mae under this Agreement or the other Transaction Documents, Owner shall, in consideration of Fannie Mae's agreement to provide the Crossings at Bellevue Credit Enhancement, pay to Servicer, for remittance to Fannie Mae, a stand-by credit enhancement fee in the amount of $4,980.00 (the "CROSSINGS AT BELLEVUE STAND-BY FEE"). The Crossings at Bellevue Stand-By Fee shall be paid in full by Owner on the Fannie Mae Facility Closing Date.

                 5.6.4 CONFIRMATION OF CROSSINGS AT BELLEVUE CREDIT ENHANCEMENT. Upon satisfaction in full of the conditions and limitations set forth in this section 5.6 with respect to the Crossings at Bellevue Bond Transaction, the Crossings at Bellevue Project shall thereafter be deemed a New Bond Property that shall be added to the Fannie Mae Credit Facility. The addition of the Crossings at Bellevue Project to the Fannie Mae Credit Facility shall become effective only upon Fannie Mae's execution and delivery to Owner of (a) a collateral agreement substantially in the form of the Related Fannie Mae Collateral Agreements and (b) a New Property Confirmation. Upon the execution and delivery of any such New Property Confirmation in accordance with this







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section 5.6, this Agreement shall be automatically deemed amended and supplemented to incorporate the terms and provisions of such New Property Confirmation.

                                  ARTICLE VI.
                  SERVICING; REPLACEMENT OF CREDIT ENHANCEMENT

         SECTION 6.1      SERVICING.

                 Owner acknowledges that Fannie Mae has designated or may designate an independent contractor to service the Mortgage Loans, the Bond Property Loan Documents and the Reimbursement Loan Documents. Owner agrees that to the extent that any provision in this Agreement or any other Transaction Document requires, at stipulated dates or at the request of Fannie Mae, the delivery by Owner of certain notices, documents, certificates, opinions, and financial or other information to Fannie Mae or the Lender (as such term is used and defined in the Mortgage Documents), all such items shall instead be delivered to, or at the request of, Servicer, subject to the provisions of this section. Owner acknowledges and agrees that Fannie Mae has delegated or may delegate certain functions to Servicer with respect to the Transaction Documents, subject to and in accordance with the Servicing Agreement. Owner further acknowledges and agrees that in connection with any provision in this Agreement or in any other Transaction Document requiring that any notices, documents or other information shall be given to Servicer, or that Servicer shall have the right to request any documents or other information from Owner, Fannie Mae shall have the right to instruct Owner to instead (a) deliver such items directly to Fannie Mae or to such other Person as Fannie Mae may, from time to time, designate, and (b) act in accordance with the instructions of Fannie Mae with respect to any such items or any other rights Servicer may have under this Agreement or under any other Transaction Document. In addition, Owner agrees that any right of Fannie Mae to give or deliver to Owner any notice or other communications, or to receive from Owner any document or other information, may be given, delivered or received by Servicer, unless otherwise directed by Fannie Mae. Owner shall act in accordance with any instructions received from Fannie Mae pursuant to this section. Owner further acknowledges and agrees that Fannie Mae reserves the unconditional right to replace any Servicer with or without cause with a substitute Servicer chosen by Fannie Mae. Notwithstanding Section 6.1(b) of the Financing Agreements, provided that no Event of Default or Potential Event of Default then exists and the Servicer is not then in default, if Fannie Mae elects to replace Servicer, then Owner may recommend a replacement servicer from among three or more potential replacement servicers identified by Fannie Mae, provided that Owner notifies Fannie Mae of its recommendation with ten (10) Business Days of the date Owner is notified of the potential replacement servicers and provided further that the final selection of any potential replacement servicer shall be made by Fannie Mae. If an Event of Default or Potential Event of Default exists or Fannie Mae elects to replace the Servicer because the Servicer is in default of any of its obligations under the Servicing Agreement, then the provisions of the preceding sentence shall not be applicable and Fannie Mae shall have the right to immediately select and install a replacement servicer without prior consultation with or notice to Owner, provided that, if Fannie Mae replaces the Servicer in accordance with the foregoing clause because







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
the Servicer is in default (such replacement servicer, an "INTERIM SERVICER"), then Owner may, within thirty (30) days from the appointment of such Interim Servicer, request that Fannie Mae provide a list of potential permanent replacement servicers as set forth above. Owner may recommend a permanent replacement servicer from such list within ten (10) Business Days of Owner's receipt of such list, provided further that the final selection of any replacement servicer shall be made by Fannie Mae. Owner shall have the right to separately negotiate fees with such servicers, subject to Fannie Mae's determination that such fees are reasonable for the services to be performed. Notwithstanding anything to the contrary set forth herein or in the other Transaction Documents, if Fannie Mae shall terminate and replace Servicer for any reason, after giving effect to such replacement, the aggregate of (a) the Credit Enhancement Component with respect to each issue of Related Bonds plus
(b) the Servicing Fee Component payable to any such successor servicer with respect to such issue of Related Bonds, shall not exceed the aggregate of (i)
2.5 "basis points" plus (ii) the Credit Enhancement Component with respect to such issue of Related Bonds plus (iii) the Servicing Fee Component with respect to such issue of Related Bonds prior to giving effect to such replacement.

         SECTION 6.2      REPLACEMENT OF FANNIE MAE CREDIT ENHANCEMENT.

                 Except as otherwise permitted upon a substitution, release or transfer of a Property pursuant to and in accordance with sections 5.2, 5.3 or 5.5, respectively, Owner will not cause any Related Trustee to terminate any Facility (except in connection with the redemption, purchase in lieu of redemption or repayment at maturity of all of the outstanding Related Bonds and repayment of the Related Mortgage Loans) or replace any Facility with alternate credit enhancement unless prior to or simultaneously with the effectiveness of such termination or replacement:

                 (a) the Fannie Mae Credit Facility is replaced on or terminated with respect to all of the outstanding Bonds, and all the Related Fannie Mae Collateral Agreements are terminated;

                 (b) The Pool-3 Facility is replaced or terminated with respect to all Pool-3 Bonds, and the Pool-3 Collateral Agreement is terminated all in accordance with Section 6.2 of the Pool-3 Reimbursement Agreement;

                 (c) the alternate credit enhancer's short term debt obligations are rated in the highest short term category and long term debt obligations are rated at least "A" by the Rating Agencies;

                 (d) Owner shall have received a statement from Fannie Mae to the effect that Owner has paid to Fannie Mae the amount of all Advances, Activity Fees and any other outstanding obligations of Owner to Fannie Mae hereunder, whether or not such Advances, Activity Fees or other amounts are otherwise then due;







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
                 (e) Fannie Mae determines that no part of any payments made by Owner prior to or concurrently with the credit enhancement termination or replacement will likely result in an avoidance or any other recovery or disgorgement pursuant to the Bankruptcy Code as amended (including sections 544, 547, 549 or 550 thereof) or any other applicable bankruptcy or insolvency law which would result in Fannie Mae having any liability under any Related Fannie Mae Collateral Agreement, or Owner will provide Cash Collateral or make other arrangements acceptable to Fannie Mae to ameliorate such risk of avoidance, recovery or disgorgement; and

                 (f) Owner shall have paid the Prepayment Premium with respect to the Mortgage Loans in accordance with the requirements of the Related Mortgage Notes calculated based on the assumption that the Mortgage Loan is being prepaid in full on the day immediately preceding the effective date of the alternative credit enhancement or the termination of the Fannie Mae Credit Facility.


                                  ARTICLE VII.
                         EVENTS OF DEFAULT AND REMEDIES


         SECTION 7.1      EVENTS OF DEFAULT.

                 Each of the following events shall constitute an "Event of Default" under this Agreement, whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of Owner, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority:

                 (a) the occurrence of a default under any Transaction Document beyond any notice, grace cure period set forth herein or therein, or the occurrence of any "Event of Default" as defined in any Transaction Document; or

                 (b) the occurrence of an "Event of Default" as defined in the Pool-2 Reimbursement Agreement or an "Event of Default" as defined in the Pool-3 Reimbursement Agreement;

                 (c) the failure by Owner to pay when due any amount payable by Owner under any Related Mortgage Note, any Mortgage, this Agreement or any other Transaction Document, including any fees, costs or expenses; or

                 (d) the failure by Owner to perform or observe any covenant set forth in sections 2.2.1 through 2.2.3 inclusive, section 2.2.8, section 2.2.17, section 2.2.19, section 2.3 (other than section 2.3.4), section
2.4 or in Article III; or







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
                 (e) the failure by Owner to perform or observe any covenant set forth in sections 2.2.4 through 2.2.7 inclusive, sections 2.2.10 through
2.2.16 inclusive, section 2.2.18, section 2.2.20 or section 2.3.4, within ten
(10) days after receipt of notice from Servicer or Fannie Mae; or

                 (f) the failure of any of the financial covenants set forth in section 2.5.1; or

                 (g) the failure by Owner to perform or observe any covenant set forth in section 2.2.9, within twenty (20) days after receipt of notice from Servicer or Fannie Mae; or

                 (h) any warranty, representation or other written statement made by or on behalf of Owner contained in this Agreement, any other Transaction Document or in any instrument furnished in compliance with or in reference to any of the foregoing, is false or misleading in any material respect on any date when made or deemed made; or

                 (i) any other Indebtedness in an aggregate amount in excess of $100,000.00 of or assumed by Owner (i) is not paid when due nor within any applicable grace period in any agreement or instrument relating to such Indebtedness or (ii) becomes due and payable before its normal maturity by reason of a default or event of default, however described, or any other event of default shall occur and continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or

                 (j) (i) Owner, General Partner or Operating Partnership shall (A) commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect), (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, debt adjustment, winding up or composition or adjustment of debts, (C) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (D) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its property, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its debts as they become due, (F) make a general assignment for the benefit of creditors, (G) assert that Owner, General Partner or Operating Partnership has no liability or obligations under this Agreement or any other Transaction Document to which it is a party; or (H) take any action for the purpose of effecting any of the foregoing; or (ii) a case or other proceeding shall be commenced against Owner, General Partner or Operating Partnership in any court of competent jurisdiction seeking (A) relief under the Federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, or (B) the appointment of a trustee, receiver, custodian, liquidator or the like of Owner, General Partner or Operating Partnership, or of all or a substantial part of the property, domestic or foreign, of Owner, General Partner or Operating Partnership and any such case or proceeding shall continue undismissed or unstayed for a period of 60 consecutive calendar days, or any order granting the relief requested in any such case or proceeding against







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
Owner, General Partner or Operating Partnership (including an order for relief under such Federal bankruptcy laws) shall be entered; or

                 (k) if any provision of this Agreement or any other Transaction Document or the lien and security interest purported to be created hereunder or under any Transaction Document shall at any time for any reason cease to be valid and binding in accordance with its terms on any Issuer or Owner, as the case may be, or shall be declared to be null and void, or the validity or enforceability hereof or thereof or the validity or priority of the lien and security interest created hereunder or under any other Transaction Document shall be contested by Owner seeking to establish the invalidity or unenforceability hereof or thereof, or any Issuer or Owner, as the case may be, shall deny that it has any further liability or obligation hereunder or thereunder; or

                 (l) if a "Transfer" (as defined in any Related Mortgage) shall occur in violation of Uniform Covenant 19 of any Related Mortgage or if any Property or any part thereof is otherwise conveyed, assigned, mortgaged, pledged, leased or encumbered in any way other than as permitted under this Agreement or any Related Mortgage without the prior written consent of Fannie Mae; or

                 (m) the execution by Owner of a chattel mortgage or other security agreement on any materials, fixtures or articles used in the construction or operation of the improvements located on any Property or on articles of personal property located therein, or (y) if any such materials, fixtures or articles are purchased pursuant to any conditional sales contract or other security agreement or otherwise so that the ownership thereof will not vest unconditionally in Owner free from encumbrances, or (z) if Owner does not furnish to Fannie Mae upon request the contracts, bills of sale, statements, receipted vouchers and agreements, or any of them, under which Owner claims title to such materials, fixtures, or articles; or

                 (n) failure, upon request, to furnish to Fannie Mae the results of official searches made by any Governmental Authority, or failure by Owner to comply with any requirement of any Governmental Authority within thirty (30) days after written notice of such requirement shall have been given to Owner by such Governmental Authority; provided that, if action is commenced and diligently pursued by Owner within such thirty (30) days, then Owner shall have an additional thirty (30) days to comply with such requirement; or

                 (o) a dissolution or liquidation for any reason (whether voluntary or involuntary) of Owner or its Subsidiaries; or

                 (p) if either (i) any Ambassador Party's auditor or a Senior Financial Officer determines that General Partner does not qualify as a "qualified REIT subsidiary" or that Ambassador REIT does not qualify as a real estate investment trust under Subchapter M of the Code or (ii) any Ambassador Party receives a notice of deficiency from the Internal Revenue Service and such notice of deficiency is based in whole or in part upon a determination that







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General Partner did not qualify as a "qualified REIT subsidiary" or that
Ambassador REIT did not qualify as a real estate investment trust under Subchapter M of the Code; or

                 (q) any judgment against Owner or General Partner or any attachment or other levy against any portion of Owner's assets with respect to a claim in an amount in excess of $100,000.00 individually and/or $200,000.00 in the aggregate remains unpaid, unstayed on appeal, undischarged, unbonded, not fully insured or undismissed for a period of sixty (60) days; or

                 (r) if, following an optional or mandatory tender of Related Bonds in accordance with the Related Indenture, the Related Bonds have not been remarketed, but have been purchased by the Related Trustee on behalf of and as agent for Owner with funds provided by Fannie Mae under the Related Fannie Mae Collateral Agreement and such Related Bonds have not been remarketed as of either (i) if no Event of Default or Potential Event of Default has occurred and is continuing as of the date of such optional or mandatory tender, the one-hundred and eightieth (180th) day following such purchase, or (ii) otherwise, the ninetieth (90th) day following such purchase (such applicable period, the "REMARKETING PERIOD"), then, at any time following the end of such Remarketing Period, and provided the Related Bonds have not then been remarketed, such failed remarketing shall, at Fannie Mae's option, constitute an Event of Default under this Agreement; provided, however, that such Remarketing Period may be extended by Fannie Mae in its discretion; or

                 (s) the failure by Owner to maintain insurance with respect to each Property in accordance with the terms of the Related Mortgage with respect to each such Property; or

                 (t) the failure by Owner to perform or observe the covenants with respect to Hazardous Materials or Hazardous Materials Laws set forth in any Mortgages or in any other Transaction Document including, the covenants set forth in Paragraph 6.B of each Mortgage; or

                 (u) the failure by Owner to cause the Gross Cash Flow with respect to any Property to be deposited into the applicable Property Account in accordance with the requirements of the Lock-Box Agreement; or

                 (v) the failure by Owner to perform or observe any term, covenant, condition or agreement hereunder, other than as set forth in subsections (a) through (u) above, or in any other Transaction Document, within thirty (30) days after receipt of notice from Servicer or Fannie Mae identifying such failure; provided, however, that if in Fannie Mae's judgment,
(i) the cure of such failure requires a period in excess of thirty (30) days,
(ii) such failure will not result in a Material Adverse Effect, and (iii) corrective action is instituted by Owner within such period and pursued diligently and in good faith, then such failure shall not constitute an Event of Default unless such failure is not cured by Owner within sixty (60) days after receipt of notice from Servicer or Fannie Mae identifying such failure; or

                 (w) Owner, General Partner or Operating Partnership or any Issuer shall have asserted that it has no liability or obligations under this Agreement or under any Transaction Document to which it is a party or that the liens and the security interests purported to be created by the Mortgage Loan Documents shall not be a valid and perfected first priority security interest subject to no Liens except Permitted Liens; or (b) any Governmental Authority having jurisdiction over the Owner, General Partner or Operating Partnership or any Issuer shall find or rule that any material provision of this Agreement or any Transaction Document to which it is a party is not valid and binding on such person or that the lien and the security interest purported to be created by any Mortgage Loan Document shall not be a valid and perfected first priority security interest subject to no Liens except Permitted Liens; or

                 (x) a Reset Period expires and Owner has not either (i) received the prior written consent of Fannie Mae to a change in Mode or the maintenance of the existing Mode or (ii) delivered Alternate Credit Facilities in accordance with the terms of the Related Bond Documents and section 6.2.

         SECTION 7.2      REMEDIES.

                 7.2.1 REMEDIES UPON AN EVENT OF DEFAULT. Upon the occurrence of an Event of Default, Fannie Mae may but shall not be obligated to, exercise any or all of the following remedies:

                          (a) declare all amounts payable by Owner under this Agreement or the other Transaction Documents to be forthwith due and payable, and the same shall thereupon become due and payable without demand, presentment, protest or notice of any kind, all of which are hereby expressly waived; or

                          (b) exercise all or any of its rights and remedies as it may otherwise have under Applicable Law and under this Agreement or the other Transaction Documents or otherwise by such suits, actions, or special proceedings in equity or at law, or by proceedings in the office of any board or officer having jurisdiction, either for specific performance of any covenant or agreement contained in this Agreement or any other Transaction Document, or in aid or execution of any power therein granted or for the enforcement of any proper legal or equitable remedy; or

                          (c)     demand and Owner shall provide cash
         collateral or Government Obligations in the full amount of the outstanding obligations under all of the Bonds whether or not due and payable; or

                          (d) apply all or any portion of the Collateral to any Obligations or other obligation of Owner under this Agreement or any other Transaction Document, in such amounts, at such times and in such order as determined by Fannie Mae. Owner acknowledges that this may include, among other things, applying funds or directing any

         Related Trustee or Servicer, as the case may be, to apply funds on deposit in a Principal Reserve Fund, any Property Account or the Central Account to redeem the applicable Related Bonds or to redeem any other Related Bonds or reimbursement or other payment obligations under this Agreement or any other Transaction Document. Subject to the Related Indenture, such funds may be applied to redeem amounts outstanding under one or more issues of Related Bonds regardless of whether such amounts are then due and owing; or

                          (e) deliver to the Related Trustees written notice that an Event of Default has occurred under this Agreement and directing the Related Trustees to take such action pursuant to the Transaction Documents as Fannie Mae may determine, including a request that the Related Trustees (i) cause all Related Borrower Bonds to be fully and irrevocably redeemed, and/or (ii) call the Related Bonds for mandatory redemption or mandatory tender in accordance with the terms and conditions of the Related Indentures.

                 7.2.2 REMEDIES UPON A POTENTIAL EVENT OF DEFAULT AND A PRF TRIGGERING EVENT. Notwithstanding anything in this Agreement or in any other Transaction Document to the contrary, upon the occurrence of either a Potential Event of Default or a PRF Triggering Event, Fannie Mae may, but shall not be obligated to, apply all or any funds in any of the Principal Reserve Funds or direct any Related Trustee or Servicer, as the case may be, to apply funds on deposit in any of the Principal Reserve Funds to redeem the applicable Related Bonds (regardless of whether such amounts are then due and owing), in such amounts, at such times and in such order as determined by Fannie Mae.

                 7.2.3 ISSUER DEFAULTS. Notwithstanding anything in this Agreement, any Bond Document or any other Transaction Document to the contrary, Fannie Mae acknowledges and agrees that if Fannie Mae shall be entitled to declare an Event of Default under this Agreement, any Related Mortgage Note or any Mortgage solely as the result of an Issuer Default (as defined below) then:

         (a)     Fannie Mae shall not declare such Event of Default so long as
                 (i) no portion of the trust estate created, or any other collateral held, under the Related Indenture is subject to an automatic stay or otherwise adversely impacted as a result of such Issuer Default, (ii) Fannie Mae determines in Fannie Mae's discretion, that neither (A) the validity, enforceability or priority of the liens and security interests held by Fannie Mae (in whole or in part) in any of the Collateral or (B) any of the Obligations of Owner to Fannie Mae, are being challenged by any party or otherwise adversely impacted in any way as a result of such Issuer Default, and
                 (C) Fannie Mae determines in Fannie Mae's discretion, that Fannie Mae's failure to declare such Event of Default shall not result in Fannie Mae being in default of any of its obligations under the Related Fannie Mae Collateral Agreement; and

                 (b) in the event Fannie Mae elects to declare an Event of Default as the result of an Issuer Default, then Fannie Mae agrees that it shall first accelerate only the indebtedness evidenced by the Related Mortgage Note and that from and after the date of such acceleration Owner shall have ten (10) Business Days to repay such Related Mortgage Note in full (together with any additional amounts due under the applicable Related Bonds in respect of the amount repaid under such Related Mortgage Note, including accrued interest on the Related Bonds to the date of redemption, and the premium, if any, payable to the applicable Bondholders by reason of such redemption, any prepayment premium due pursuant to the Related Mortgage Note and any other additional amounts due in accordance with section 2.4.7); provided, however, that, notwithstanding any such payment in full, Owner shall not be entitled to a release of the related Bond Mortgage or the related Reimbursement Mortgage unless Owner satisfies all of the requirements of section 5.3. If such Related Mortgage Note is repaid in full on or before the tenth (10th) Business Day after the date of such acceleration, then Fannie Mae shall not accelerate any of the other Mortgage Loans or exercise any other remedies on account of such Issuer Default. If Owner fails to repay such Related Mortgage Note in full on or before such tenth (10th) Business Day, then Fannie Mae may in its discretion, but shall not be obligated to, exercise any or all of the other remedies set forth in this section 7.2 or any of the other Transaction Documents.

For purposes of this section 7.2.3 an "ISSUER DEFAULT" shall mean any of the following events: (w) if an Act of Bankruptcy (as defined in a Related Indenture) shall have occurred; (x) if any provision of any Transaction Document applicable to any Issuer or the lien and security interest purported to be created by any Issuer under any Transaction Document shall at any time for any reason cease to be valid and binding in accordance with its terms on such Issuer or shall be declared to be null and void, or if any Issuer shall deny that it has any further liability or obligation thereunder; (y) if any Issuer shall have asserted that it has no liability or obligations under any Transaction Document to which it is a party or if any Governmental Authority having jurisdiction over any Issuer shall find or rule that any material provision of any Transaction Document to which such Issuer is a party is not valid and binding on such Issuer; or (z) if any Issuer shall otherwise fail to comply with the terms and conditions of any Transaction Document to which such Issuer is a party and such failure to comply results in Fannie Mae having the right to declare an Event of Default under this Agreement or any other Transaction Document.

                 7.2.4 NO WAIVER, REMEDIES CUMULATIVE. No failure or delay on the part of Fannie Mae to exercise any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any further exercise thereof or the exercise of any further right or remedy hereunder or under any other Transaction Document. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or under any Transaction Document. No exercise by Fannie Mae of any remedy under any Transaction Document shall operate as a limitation on any rights or remedies of Fannie Mae under this Agreement. In order to entitle Fannie Mae to exercise any remedy reserved to







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
Fannie Mae in this Article, it shall not be necessary to give any notice, other than such notice as may be required under the applicable provisions of any of the Transaction Documents. The rights and remedies of Fannie Mae specified in this Agreement are for the sole and exclusive benefit, use and protection of Fannie Mae, and Fannie Mae is entitled, but shall have no duty or obligation to Owner, any Issuer, any Related Trustee, any Bondholder with respect to any of the Bonds, or otherwise, (a) to exercise or to refrain from exercising any right or remedy reserved to Fannie Mae hereunder, or (b) to cause any Related Trustee or any other party to exercise or to refrain from exercising any right or remedy available to it under any of the Transaction Documents.

                 7.2.5 CERTAIN LIMITED REMEDY DEFAULTS UNDER SHALLOW CREEK REGULATORY AGREEMENT. Fannie Mae hereby agrees to limit its remedies as set forth below following an Event of Default under this Agreement consisting of an "Event of Default" under the Shallow Creek Regulatory Agreement due solely to the failure or inability of the Owner to deliver the Certificate of Continuing Program Compliance described in the last sentence of the first paragraph of
Section 15 of the Shallow Creek Regulatory Agreement (a "LIMITED REMEDY DEFAULT"). Notwithstanding anything in this Agreement or any other to the contrary, Fannie Mae hereby agrees that, following the occurrence of a Limited Remedy Default, Fannie Mae shall not exercise any right or remedy under this Agreement or any other Transaction Document relating to the Related Bonds except the right to replace the existing manager at the Shallow Creek Bond Property with a manager meeting all of the criteria set forth below; provided, however, that the foregoing limitation on Fannie Mae's rights and remedies shall apply only if Fannie Mae receives, within five (5) Business Days of such Limited Remedy Default, a written opinion of Bond Counsel (as defined in the Related Indenture with respect to the Shallow Creek Bond Project) confirming that such Limited Remedy Default will not adversely affect the exclusion of interest on the Related Bonds from gross income for purposes of federal income taxation. The criteria a manager must meet are as follows: (i) it must be experienced in managing apartments in the San Antonio, Texas metropolitan area,
(ii) it must be experienced in managing apartments of comparable quality to Shallow Creek Bond Property, (iii) it must be experienced in managing apartments which are subject to requirements of a nature similar to those in the Shallow Creek Regulatory Agreement, and (iv) it must execute and deliver a management agreement substantially similar in form and substance to the existing management agreement governing the management of Shallow Creek Bond Property. The foregoing waiver and agreement by Fannie Mae relates solely to a Limited Remedy Default and nothing contained herein shall limit, impair or be deemed a waiver by Fannie Mae of any of its rights or remedies in connection with any other Event of Default under this Agreement, the Shallow Creek Regulatory Agreement or any other Transaction Document.

                                 ARTICLE VIII.
                                 MISCELLANEOUS


         SECTION 8.1      WAIVERS, AMENDMENTS.

                 This Agreement may be amended only by a written instrument duly executed by each of the parties hereto. Owner may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if Owner shall first obtain the written consent of Fannie Mae thereto. No course of dealing between Owner and Fannie Mae, nor any delay in exercising any rights hereunder, shall operate as a waiver of any rights of Fannie Mae hereunder. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 8.2      SURVIVAL OF REPRESENTATION AND WARRANTIES.

                 All statements contained in any Transaction Document or in any certificate, financial statement or other instrument delivered by or on behalf of Owner pursuant to or in connection with this Agreement (including any such statement made in or in connection with any amendment hereto or thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement (a) shall be made and shall be true at and as of the date of this Agreement and the Fannie Mae Facility Closing Date and (b) shall survive the execution and delivery of this Agreement, regardless of any investigation made by Fannie Mae or on its behalf.

         SECTION 8.3      NOTICES.

                 All notices, directions, certificates or other communications hereunder shall be given by certified or registered mail, return receipt requested, OR by overnight courier addressed to the appropriate notice address set forth below. Any of the parties hereto may, by a notice to the other party specifically captioned "Notice of Change of Address pursuant to section 8.3 of the Master Reimbursement Agreement", designate any further or different address to which subsequent notices, certificates or other communications shall be sent without any requirement of execution of any amendment to this Agreement. Any such notice, certificate or communication shall be deemed to have been given as of the date of actual delivery or the date of failure to deliver by reason of refusal to accept delivery or changed address of which no notice was given pursuant to this section 8.3. All notices pursuant to this Agreement shall also be given to Servicer in accordance with this section 8.3. The notice addresses are as follows:







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
                 (a)      if to Owner:

                          Ambassador VIII, L.P.
                          c/o Ambassador Apartments, Inc.
                          77 West Wacker Drive, Suite 4040
                          Chicago, Illinois  60601
                          Attention:  President

                 (b)      if to Fannie Mae:

                          if by mail or overnight courier:

                                  Fannie Mae
                                  3900 Wisconsin Avenue, N.W.
                                  Washington, D.C.  20016
                                  Attention: Senior Vice President - Multifamily
                                             Activities

                          if by messenger:

                                  Fannie Mae
                                  3939 Wisconsin Avenue, N.W.
                                  Washington, D.C.  20016
                                  Attention: Senior Vice President - Multifamily
                                             Activities

                                  in each case, with copies to:

                                  Fannie Mae
                                  Midwest Regional Office
                                  One South Wacker Drive
                                  Suite 1300
                                  Chicago, Illinois 60606-4667
                                  Attention:  Vice President - Multifamily
                                  Activities

                                  and to:

                                  Fannie Mae
                                  3900 Wisconsin Avenue, N.W.
                                  Washington, D.C.  20016
                                  Attention: Multifamily Mortgage Operations

                 (c)      if to Servicer:

                          Banc One Capital Funding Corporation
                          150 East Gay Street, 24th Floor
                          Columbus, Ohio 43215
                          Attention:  Chief Operating Officer

         SECTION 8.4      PAYMENT PROCEDURE.

                 Owner agrees that, unless otherwise directed pursuant to
section 6.1, all amounts due to Fannie Mae under Article 4 of this Agreement shall be paid to Servicer for remittance to Fannie Mae pursuant to the Servicing Agreement. All payments to be made to Servicer, for the account of Fannie Mae, pursuant to this Agreement shall be paid in immediately available funds to Servicer in accordance with the Related Mortgage Note or in accordance with instructions given to Owner by Servicer. Except as otherwise provided above in this section 8.4, all payments to be made to Fannie Mae pursuant to this Agreement shall be made before 2:00 p.m., Washington, D.C. time, on the date when due, in lawful currency of the United States of America and in immediately available funds by wire transfer to an account designated in writing by Fannie Mae unless Owner is otherwise instructed in writing by Fannie Mae. Notwithstanding the foregoing, in connection with Owner's obligation to reimburse Fannie Mae by 2:00 p.m., Washington, D.C. time for certain payments made by Fannie Mae as provided in Article 4 of this Agreement, such payment will be deemed to have been timely made if made to Servicer, for remittance to Fannie Mae, by wire transfer to an account designated in writing by Servicer, before 2:00 p.m., Washington, D.C. time.

         SECTION 8.5      CONTINUING OBLIGATION.

                 This Agreement is a continuing obligation of Owner and shall, until the later of the Termination Date under the last remaining Related Fannie Mae Collateral Agreement or the date upon which the Obligations shall have been paid in full, (a) be binding upon Owner and its successors and assigns and (b) inure to the benefit of and be enforceable by Fannie Mae and its successors, transferees and assigns; provided, that Owner may not assign all or any part of this Agreement without the prior written consent of Fannie Mae.

         SECTION 8.6      SATISFACTION REQUIREMENT.

                 If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to, or subject to the satisfaction of, Fannie Mae, then, unless otherwise expressly specified herein, the determination of such satisfaction shall be made by Fannie Mae in its sole and exclusive judgment.







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
         SECTION 8.7      CONSENT OF FANNIE MAE.

                 If any provision of this Agreement provides for the approval, consent, election, determination, exercise of discretion, choice, designation, judgment or waiver of or by Fannie Mae and if a basis for Fannie Mae granting such approval, consent, determination, election, exercise of discretion, choice, designation, judgment or waiver is not otherwise stated (i.e., that such approval, consent, election, determination, exercise of discretion, choice, designation, judgment or waiver will be "reasonable"), then in each case such approval, consent, determination, election, exercise of discretion, choice, designation, judgment or waiver will be given by Fannie Mae in its sole and absolute discretion.

         SECTION 8.8      GOVERNING LAW.

                 This Agreement shall be construed and enforced in accordance with, and the rights and remedies of the parties hereto shall be governed by, the laws of the District of Columbia without regard to conflicts of law principles, except to the extent that Federal laws may prevail; provided, however, that matters respecting the creation, perfection, priority and foreclosure of the Lien on each Property granted pursuant to or in connection with the Transaction Documents shall be governed by, and construed and enforced in accordance with, the internal law of the state or commonwealth in which such Property is situated without giving effect to the conflicts of law principles of such state or commonwealth.

         SECTION 8.9      JURISDICTION, CONSENT TO SERVICE.

                 (a) Owner hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any District of Columbia court or Federal court of the United States of America sitting in the District of Columbia, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, the Bond Documents, the Mortgage Documents and every other Transaction Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such District of Columbia court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that Fannie Mae may otherwise have to bring any action or proceeding relating to this Agreement, the Bond Documents, the Mortgage Documents or the other Transaction Documents against Owner or its properties in the courts of any jurisdiction.

                 (b) Owner hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, the Bond Documents, the Mortgage Documents or the other Transaction Documents in any District of Columbia or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                 (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in section 8.3. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         SECTION 8.10     WAIVERS OF JURY TRIAL.

                 Owner and Fannie Mae (a) covenant and agree not to elect a trial by jury with respect to any issue arising under this Agreement or any of the other transaction documents otherwise triable by a jury and (b) waive any right to trial by jury to the extent that any such right shall now or hereafter exist. This waiver of right to trial by jury is separately given, knowingly and voluntarily with the benefit of competent legal counsel by Owner, and this waiver is intended to encompass individually each instance and each issue as to which the right to a jury trial would otherwise accrue. Further, Owner hereby certifies that no representative or agent of Fannie Mae (including, but not limited to, Fannie Mae's counsel) has represented, expressly or otherwise, to Owner that Fannie Mae will not seek to enforce the provisions of this Section 8.10.

         SECTION 8.11     COUNTERPARTS.

                 To facilitate execution, this Agreement may be executed in any number of counterparts. It shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart, but it shall be sufficient that the signature of, or on behalf of, each party, appear on one or more counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

         SECTION 8.12     SEVERABILITY.

                 Any provision of this Agreement that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction and the remaining portion of such provision and all other remaining provisions will be construed to render them enforceable to the fullest extent. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 8.13     BUSINESS DAYS.

                 If any payment under this Agreement shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in any case be included in computing interest, if any, in connection with such payment.

         SECTION 8.14     ENTIRE AGREEMENT.

                 This Agreement and the other Transaction Documents constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Transaction Documents. Nothing in this Agreement or the other Transaction Documents, expressed or implied, is intended to confer upon any party other than the respective parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Transaction Documents; provided, however, that as to Persons other than Fannie Mae and Owner that are parties to any of the Transaction Documents, such Persons shall not have any rights, remedies, obligations or liabilities under this Agreement or any of the Transaction Documents except under such Transaction Documents as to which such Persons are direct parties.

         SECTION 8.15     HEADINGS.

                 Section, subsection and paragraph headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.

         SECTION 8.16     [INTENTIONALLY OMITTED].

         SECTION 8.17     ASSIGNMENT; TRANSFERS; THIRD-PARTY RIGHTS.

                 Owner shall not assign this Agreement, or delegate any of the Obligations hereunder, without the prior written consent of Fannie Mae. This Agreement may not be transferred in any respect without the prior written consent of Fannie Mae. Nothing in this Agreement shall confer any right upon any holder of any Bond or any other Person other than the parties hereto and their successors and permitted assigns; provided, however, that notwithstanding anything to the contrary herein, Servicer shall be a third party beneficiary with respect to Owner's covenants and obligations under section 4.5.

         SECTION 8.18     WAIVER OF CLAIMS.

                 IN ORDER TO INDUCE FANNIE MAE TO EXECUTE AND DELIVER THE RELATED FANNIE MAE COLLATERAL AGREEMENTS, OWNER HEREBY REPRESENTS AND WARRANTS THAT IT HAS NO CLAIMS, SET-OFFS OR DEFENSES AS OF THE

FANNIE MAE FACILITY CLOSING DATE IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR IN CONNECTION WITH ANY OF THE OTHER TRANSACTION DOCUMENTS. TO THE EXTENT ANY SUCH CLAIMS, SET-OFFS OR DEFENSES MAY EXIST, WHETHER KNOWN OR UNKNOWN, THEY ARE EACH HEREBY WAIVED AND RELINQUISHED IN THEIR ENTIRETY.

         SECTION 8.19     DISCLAIMER; ACKNOWLEDGEMENTS.

                 Approval by Fannie Mae of Owner, the Mortgage Loans, the Bonds or otherwise shall not constitute a warranty or representation by Fannie Mae as to any matter. Nothing set forth in this Agreement, in any of the Transaction Documents or in the subsequent conduct of the parties shall be deemed to constitute Fannie Mae as the partner or joint venturer of any person for any purpose whatsoever.

         SECTION 8.20     CONFLICTS BETWEEN AGREEMENTS.

                 Any terms and conditions contained in this Agreement that may also be contained in any of the Related Mortgage Notes, any of the Related Mortgages, any of the Reimbursement Loan Documents or any other Transaction Document shall not, to the extent reasonably practicable, be construed to be in conflict with each other but rather shall be construed as duplicative, confirming, additional, or cumulative provisions. To the extent that any ultimate conflict is determined to exist between the terms and conditions of this Agreement and those set forth in of the Related Mortgage Notes, any of the Related Mortgages, any of the Reimbursement Loan Documents or any of the other Transaction Document, the terms and conditions of this Agreement shall control the rights, duties and obligations of Fannie Mae and Owner.

         SECTION 8.21     NO NOVATION

                 Nothing herein in intended to nor shall constitute a novation of the Existing Reimbursement Agreement or the obligations evidenced thereby, which such obligations shall remain in full force and effect, but shall be repayable by and governed under the terms and conditions of this Agreement.

         [The remainder of this page has been intentionally left blank]

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers or representatives as of the date hereof.


                        AMBASSADOR VIII, L.P., a Delaware limited partnership


                        By:      Ambassador VIII, Inc., a Delaware
                                 corporation, its sole general partner


                                 By:     /s/ Adam D. Peterson
                                         -----------------------------------
                                         Name: Adam D. Peterson
                                         Title:   Sr. Vice President




                        FEDERAL NATIONAL MORTGAGE ASSOCIATION


                        By:      /s/ Thomas W. White
                                 -------------------------------------------
                                 Name: Thomas W. White
                                 Title:   Sr. Vice President

EXHIBIT A

                BOND PROPERTIES, ISSUERS AND RELATED INFORMATION


                                                                                   Annual Fees
                                                                       -------------------------------
                                           Bond/Loan        Bond       Issuer  Trustee  Rebate  Remark.
   Project                  Issuer          Amount        Trustee                       Monitor Agent             Bonds
   -------                  ------          ------        -------                                                 -----
1. Mesa Ridge         San Antonio Housing $5,100,000 American National $6,375(1) $4,000 $1,200  8 basis San Antonio Housing Finance
   San Antonio, Texas Finance Corporation            Bank and Trust                             points  Corporation Variable Rate
                                                     Company of                                         Demand Multifamily Housing
                                                     Chicago                                            Revenue Bonds (Mesa Ridge
                                                                                                        Apartments Project) Series
                                                                                                        1990

2. Eagle's Nest       San Antonio Housing $5,200,000 American National $6,500(2) $4,000 $1,200  8 basis San Antonio Housing Finance
   San Antonio, Texas Finance Corporation            Bank and Trust                             points  Corporation Variable Rate
                                                     Company of                                         Demand Multifamily Housing
                                                     Chicago                                            Revenue Bonds (Eagles Nest
                                                                                                        Apartments Project) Series
                                                                                                        1990

3. Harbor Cove        San Antonio Housing $5,900,000 American National $7,375(3) $4,000 $1,200  8 basis San Antonio Housing Finance
   San Antonio, Texas Finance Corporation            Bank and Trust                             points  Corporation Variable Rate
                                                     Company of                                         Demand Multifamily Housing
                                                     Chicago                                            Revenue Bonds (Harbor Cove
                                                                                                        Apartments Project) Series
                                                                                                        1991

___________________________

        (1) The Issuer Fee for the initial year of the Mortgage Loan shall be $9,369 which shall be due on December 15, 1997. Thereafter, the annual Issuer Fee shall be the amount set forth above.

        (2) The Issuer Fee for the initial year of the Mortgage Loan shall be $9,552 which shall be due on December 15, 1997. Thereafter, the annual Issuer Fee shall be the amount set forth above.

        (3) The Issuer Fee for the initial year of the Mortgage Loan shall be $10,838 which shall be due on December 15, 1997. Thereafter, the annual Issuer Fee shall be the amount set forth above.


                                   Exh. A-1

                                                                                   Annual Fees
                                                                       -------------------------------
                                           Bond/Loan        Bond       Issuer  Trustee  Rebate  Remark.
   Project                  Issuer          Amount        Trustee                       Monitor Agent             Bonds
   -------                  ------          ------        -------                                                 -----
4. La Jolla           San Antonio Housing $10,000,000 American National $12,500(4) $4,000 $1,200 8 basis San Antonio Housing Finance
   San Antonio, Texas Finance Corporation             Bank and Trust                             points  Corporation Variable Rate
                                                      Company of                                         Demand Multifamily Housing
                                                      Chicago                                            Revenue Refunding Bonds
                                                                                                         (La Jolla Apartments
                                                                                                         Project) Series 1996

5. Braesview          San Antonio Housing $20,500,000 American National $25,625(5) $4,000 $1,200 8 basis San Antonio Housing Finance
   San Antonio, Texas Finance Corporation             Bank and Trust                             points  Corporation Variable Rate
                                                      Company of                                         Demand Multifamily Housing
                                                      Chicago                                            Revenue Bonds (Braesview
                                                                                                         Apartments Project) Series
                                                                                                         1990

6. Cape Cod           San Antonio Housing $8,100,000  American National $10,125(6) $4,000 $1,200 8 basis San Antonio Housing Finance
   San Antonio, Texas Finance Corporation             Bank and Trust                             points  Corporation Variable Rate
                                                      Company of                                         Demand Multifamily Housing
                                                      Chicago                                            Revenue Bonds (Cape Cod
                                                                                                         Apartments Project) Series
                                                                                                         1990

7. Brookdale          Illinois Development$14,800,000 American National   --       $4,000 $1,200 8 basis Illinois Development
   Naperville,        Finance Authority               Bank and Trust                             points  Finance Authority
   Illinois                                           Company of                                         Qualified Residential
                                                      Chicago                                            Rental Bonds (Brookdale
                                                                                                         Lakes Apartment Project)

8. Prime Crest        Travis County       $2,400,000  American National   --      $4,000  $1,200 8 basis Travis County Housing
   Austin, Texas      Housing Finance                 Bank and Trust                             points  Finance Corporation
                      Corporation                     Company of                                         Variable Rate Demand
                                                      Chicago                                            Multifamily Housing
                                                                                                         Revenue Bonds (Prime Crest,
                                                                                                         Ltd. Project) 1990 Series B


        (4) The Issuer Fee for the initial year of the Mortgage Loan shall be $18,370 which shall be due on December 15, 1997. Thereafter, the annual Issuer Fee shall be the amount set forth above.

        (5) The Issuer Fee for the initial year of the Mortgage Loan shall be $37,658 which shall be due on December 15, 1997. Thereafter, the annual Issuer Fee shall be the amount set forth above.

        (6) The Issuer Fee for the initial year of the Mortgage Loan shall be $14,880 which shall be due on December 15,1997. Thereafter, the annual Issuer Fee shall be the amount set forth above.

                                   Exh. A-2

                                                                                    Annual Fees
                                                                        -------------------------------
                                            Bond/Loan        Bond       Issuer  Trustee  Rebate  Remark.
   Project                  Issuer           Amount        Trustee                       Monitor Agent             Bonds
   -------                  ------           ------        -------                                                 -----
9.  Royal Crest       Travis County        $3,400,000  American National      --    $4,000 $1,200  8 basis Travis County Housing
    Austin, Texas     Housing Finance                  Bank and Trust                              points  Finance Corporation
                      Corporation                      Company of                                          Variable Rate Demand
                                                       Chicago                                             Multifamily Housing
                                                                                                           Revenue Bonds (Royal
                                                                                                           Crest, Ltd. Project)
                                                                                                           1990 Series A

10. Aspen Hills       Travis County        $9,800,000  American National      --    $4,000 $1,200  8 basis Travis County Housing
    Austin, Texas     Housing Finance                  Bank and Trust                              points  Finance Corporation
                      Corporation                      Company of                                          Variable Rate Demand
                                                       Chicago                                             Multifamily Housing
                                                                                                           Revenue Bonds (Aspen
                                                                                                           Hills Apartments Project)
                                                                                                           Series 1991

11. Franklin Oaks     The Industrial       $17,700,000 American National      --    $4,000 $1,200  8 basis The Industrial
    Franklin,         Development Board of             Bank and Trust                              points  Development Board of the
    Tennessee         the City of                      Company of                                          City of Franklin,
                      Franklin, Tennessee              Chicago                                             Tennessee Variable Rate
                                                                                                           Demand Multifamily
                                                                                                           Housing Revenue Bonds,
                                                                                                           Series A (Franklin Oaks
                                                                                                           Apartments)

12. The Mills         Harris County        $14,575,000 Texas Commerce         --    $6,000 $1,200  8 basis Harris County Housing
    Houston, Texas    Housing Finance                  Bank National                               points  Finance Corporation
                      Corporation                      Association                                         Variable Rate Demand
                                                                                                           Multifamily Housing
                                                                                                           Revenue Bonds (The Mills
                                                                                                           Apartments Project)
                                                                                                           Series 1996

13. Shallow Creek     Bexar County Housing  $2,300,000 American National      --    $4,000 $1,200  8 basis Bexar County Housing
    San Antonio, TexasFinance Corporation              Bank and Trust                              points  Finance Corporation
                                                       Company of                                          Variable Rate Demand
                                                       Chicago                                             Multifamily Housing
                                                                                                           Revenue Bonds (Shallow
                                                                                                           Creek Apartments
                                                                                                           Project)
                                                                                                           Series 1996


                                   Exh. A-3

                                   EXHIBIT B

                        ADDITIONAL MORTGAGED PROPERTIES


           Project Name                                City/County                                              State
-----------------------------------------------------------------------------------------------------------------------------------

      1.   Crossings at Bellevue Apartments Project    Nashville, Davidson County                             Tennessee






                                   Exh. B 1

                                   EXHIBIT C

                       SCHEDULE OF TRANSACTION DOCUMENTS

                         [SEE ATTACHED CLOSING INDEXES]






                                   Exh. C 1

                                   EXHIBIT D

                [FORM OF INTEREST RATE HEDGE SECURITY AGREEMENT]

                                  [TO FOLLOW]






                                   Exh. D 1

                                   EXHIBIT E

                      [FORM OF NEW PROPERTY CONFIRMATION]

                    CONFIRMATION OF ADDITION OF NEW PROPERTY


         Reference is made to that certain Amended and Restated Master Reimbursement Agreement dated as of December 1, 1996, (as the same has been amended, supplemented or otherwise modified prior to the date hereof, the "REIMBURSEMENT AGREEMENT"), between AMBASSADOR VIII, L.P., a Delaware limited partnership ("OWNER"), and the FEDERAL NATIONAL MORTGAGE ASSOCIATION, a corporation duly organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. Section 1716 et. seq. ("FANNIE MAE"). Capitalized terms used herein without definition shall have the same meaning herein as set forth in the Reimbursement Agreement.

    1. Owner has acquired that certain Multifamily Residential Property located in [County, City, State] and known as [Name of Project] and more particularly described on Exhibit A hereto (the "PROJECT").

    2. Owner has requested that Fannie Mae consent to the addition of the Project to the credit facility evidenced by the Reimbursement Agreement (the "FANNIE MAE CREDIT FACILITY") as a New [Additional */* Bond] Property.

    3. By execution and delivery of this instrument by Fannie Mae to Owner, Fannie Mae hereby consents to the addition of the Project to the Fannie Mae Credit Facility as a New [Additional */* Bond] Property effective as of __________ (the "EFFECTIVE DATE").

    [4. In connection with the addition of the Project to the Fannie Mae Credit Facility as a New Bond Property, Owner and Fannie Mae acknowledge and agree as follows:

         (a) the Credit Enhancement Component with respect to such New Bond Property shall be _____________________.

         (b) the Reserve Component with respect to such New Bond Property shall be _____________________.

         (c) the Liquidity Component with respect to such New Bond Property shall be _____________________.






                                  Exh. E - 1

                 5. The Allocable Facility Amount with respect to each Property (including the Project) from and after the Effective Date until the next Determination Date shall be the amount set forth next to each such Property on Exhibit B attached hereto.

                 6. As of the Effective Date, the Reimbursement Agreement is hereby further amended, modified and supplemented as follows:

                 [(a)     The schedule of Bond Properties, Issuers and Related
    Information attached as Exhibit A to the Reimbursement Agreement is hereby amended and restated in its entirety as set forth in Annex I attached hereto.]

                 [(b)     The schedule of Additional Mortgaged Properties
    attached as Exhibit C to the Reimbursement Agreement is hereby amended and restated in its entirety as set forth in Annex II attached hereto.]

                 (c) The schedule of Permitted Liens attached as Exhibit E to the Reimbursement Agreement is hereby amended and restated in its entirety as set forth in Annex III attached hereto.

        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]






                                  Exh. E - 2

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers or representatives as of the date hereof.

                                           FEDERAL NATIONAL MORTGAGE ASSOCIATION


                                           By:     /s/ Thomas W. White
                                                   ---------------------------
                                                   Name: Thomas W. White
                                                   Title: Sr. Vice President

                                           AMBASSADOR VIII, L.P., a Delaware
                                           limited partnership

                                           By:     Ambassador VIII, Inc., a
                                                   Delaware corporation, its
                                                   sole general partner


                                                   By:  /s/ Adam D. Peterson
                                                        ------------------------
                                                        Name:Adam D. Peterson
                                                        Title:Sr. Vice President
ACKNOWLEDGMENT, AGREEMENT AND
 CONSENT OF GUARANTORS

OPERATING PARTNERSHIP:

    AMBASSADOR APARTMENTS, L.P., a
     Delaware limited partnership

    By:  Ambassador Apartments, Inc.,
                 a Maryland corporation


                 By:      /s/ Adam D. Peterson
                          -------------------------
                          Name:Adam D. Peterson
                          Title:Sr. Vice President






                                  Exh. E - 3

AMBASSADOR REIT:

    AMBASSADOR APARTMENTS, INC., a
     Maryland corporation


    By:  /s/ Adam D. Peterson
         --------------------------------
         Name:Adam D. Peterson
         Title:Sr. Vice President

POOL-3 OWNER:

    WILLIAMSBURG LIMITED PARTNERSHIP, an
     Illinois limited partnership

    By:  Ambassador IX, Inc.,
         a Delaware corporation

    By:  /s/ Adam D. Peterson
         --------------------------------
         Name:Adam D. Peterson
         Title:Sr. Vice President






                                  Exh. E - 4

                                   EXHIBIT F


                         DIAGRAM OF OWNERSHIP STRUCTURE

                                 [SEE ATTACHED]






                                  Exh. F - 1

                                   EXHIBIT G


                       FORM OF CERTIFICATE OF COMPLIANCE

                       FINANCIAL COVENANTS CERTIFICATION


         The undersigned Ambassador Apartments, Inc. (the "REIT") is the sole shareholder of the corporate general partners of (i) Ambassador I, L.P., an Illinois limited partnership, and (ii) Ambassador VIII, L.P., a Delaware limited partnership; and is sole shareholder of the general partner of the managing general partner of Williamsburg Limited Partnership, an Illinois limited partnership. Such limited partnerships have entered into the respective Master Reimbursement Agreement (collectively, the "MASTER REIMBURSEMENT AGREEMENTS") with the Federal National Mortgage Association ("FANNIE MAE") identified at the bottom of this Certification. In compliance with the requirements of the Master Reimbursement Agreements, the REIT hereby certifies to Banc One Capital Funding Corporation and the Federal National Mortgage Association ("FANNIE MAE"), that, as of the date hereof:

    1. The REIT's Consolidated Tangible Net Worth, including minority interests in Ambassador Apartments, L.P., a Delaware limited partnership (the "OPERATING PARTNERSHIP"), is equal to or greater than $_____________, which is not less than (i) $110,000,000 plus (ii) ninety percent (90%) of the net cash proceeds or value derived from any equity securities which have been issued by the REIT. Attached hereto are current Financial Statements, certified by the Chief Financial Officer of the REIT confirming the foregoing certification.

         2. The REIT's Interest Coverage Ratio is not and, at any time during the last four (4) calendar months preceding the date of this Certification (including the month of this Certification), has not been less than 2:00 to 1.

         3. The REIT's ratio of its EBITDA to the REIT Debt Service is not, and, at any time during the last four (4) calendar months preceding the date of this Certification (including the month of this Certification), has not been less than 1:75 to 1.

         4. The Unprotected Floating Rate Indebtedness of the REIT does not exceed thirty percent (30%) of the total Indebtedness of the REIT.

         5. All capitalized terms used herein, which are not otherwise defined, shall have the meanings attributed to them in the Master Reimbursement Agreements.






                                  Exh. G - 1

                 Certified the ____________ day of ____________, 19__.

                                    ------------------------------------
                                    Name:
                                    Chief Financial Officer of Ambassador
                                    Apartments, Inc. & [General Partner]

(1) Amended and Restated Master Reimbursement Agreement (Pool 1 Properties) dated as of December 1, 1996, between Ambassador VIII, L.P. and the Federal National Mortgage Association.
(2) Master Reimbursement Agreement (Pool 2 Properties) dated as of December 1, 1996, between Ambassador I, L.P. and the Federal National Mortgage Association.
(3) Master Reimbursement Agreement (Pool 3 Property) dated as of December 1, 1996, between Williamsburg Limited Partnership and the Federal National Mortgage Association.






                                  Exh. G - 2

                                   EXHIBIT H

                                   POOL HEDGE

                                 [SEE ATTACHED]






                               Exh. H - page 1

                                SCHEDULE 1.2(A)

                                PERMITTED LIENS

Property                                   Title Commitment #                Effective Date
--------                                   ------------------                ----------------
Mesa Ridge                                 96-8507                           December 18, 1996
San Antonio, Texas

Eagles Nest                                96-8511                           December 18, 1996
San Antonio, Texas

Harbor Cove                                96-8512                           December 18, 1996
San Antonio, Texas

La Jolla                                   96-8513                           December 18, 1996
San Antonio, Texas

Braesview                                  96-8509                           December 18, 1996
San Antonio, Texas

Cape Cod                                   96-8510                           December 18, 1996
San Antonio, Texas

Brookdale                                  N9601754                          December 18, 1996
Naperville, Illinois

Prime Crest                                9960082                           December 18, 1996
Austin, Texas

Royal Crest                                9960081                           December 18, 1996
Austin, Texas

Aspen Hills                                9960080                           December 18, 1996
Austin, Texas

Franklin Oaks                              961637                            December 18, 1996
Franklin, Tennessee

The Mills                                  50-79714A                         December 18, 1996
Houston, Texas

Shallow Creek                              96-8508                           December 18, 1996
San Antonio, Texas

                                 Sch. 1.2(a)-1

Crossings at Bellevue      961874                            December 18, 1996
Nashville, Tennessee




                                Sch. 1.2(a)-2

                                SCHEDULE 1.2(B)


                       SCHEDULE OF MANAGEMENT AGREEMENTS

1. Property Management Agreement dated as of December 1, 1996 between Ambassador VIII, L.P., as Owner and Ambassador Apartments, L.P., as Manager.

2. Amended and Restated Property Management Agreement dated as of December 2, 1996 between Ambassador VIII, L.P., as Owner and Ambassador Texas Partners, L.P., as Manager.






                                Sch. 1.2(b) 1

                                 SCHEDULE 2.1.5

            SCHEDULE OF CERTAIN APPLICABLE LAWS, LIENS AND CONTRACTS

                                    [ NONE ]






                             Sch. 2.1.5 _ page 1

                                 SCHEDULE 2.1.6

                             SCHEDULE OF LITIGATION



         There is no pending or threatened litigation which is not covered by Ambassador's insurance policy. Therefore, there is no litigation which will cause a Material Adverse Effect.






                             Sch. 2.1.6 _ page 1

                                SCHEDULE 2.1.14

                 SCHEDULE OF SPECIAL ZONING OR USE EXCEPTIONS,
                 VARIANCES OR APPROVALS OF NON-CONFORMING USES



                                    [ NONE ]






                             Sch. 2.1.14 _ page 1

                                SCHEDULE 2.1.16

                       SCHEDULE OF ENVIRONMENTAL REPORTS

1. The Mills: That certain Phase I Environmental Site Assessment of The Mills (Doubletree) 10225 Bissonet Road, Houston, Texas 77036, dated October 16, 1996 and prepared by EMG (EMG Project No. 24391027.96B).

2. Shallow Creek: That certain Phase I Environmental Site Assessment of Shallow Creek Apartments, 3601 Magic Drive, San Antonio, Texas 78229, dated October 18, 1996 and prepared by EMG (EMG Project No. 24391015.96B).

3. Aspen Hills: That certain Phase I Environmental Site Assessment of Aspen Hills Apartments, 8527 Capital of Texas Highway, Austin, Houston, Texas 78759, dated October 17, 1996 and prepared by EMG (EMG Project No. 24391001.96B).

4. Prime Crest: That certain Phase I Environmental Site Assessment of Prime Crest Apartments, 9001 Northgate Boulevard, Austin, Texas 78758, dated October 18, 1996 and prepared by EMG (EMG Project No. 24391003.96B).

5. Royal Crest: That certain Phase I Environmental Site Assessment of Royal Crest Apartments, 9300 Northgate Boulevard, Austin, Texas 78758, dated October 18, 1996 and prepared by EMG (EMG Project No. 24391007.96B).

6. Braesview: That certain Phase I Environmental Site Assessment of Braesview Apartments, 11500 Braesview Drive, San Antonio, Texas 78213, dated October 17, 1996 and prepared by EMG (EMG Project No. 24391009.96B).

7. Mesa Ridge: That certain Phase I Environmental Site Assessment of Mesa Ridge Apartments, 4900 USAA Boulevard, San Antonio, Texas 78240, dated October 17, 1996 and prepared by EMG (EMG Project No. 24391011.96B).

8. Cape Cod: That certain Phase I Environmental Site Assessment of Cape Cod Apartments, 13030 Blanco Road, San Antonio, Texas 78216, dated October 16, 1996 and prepared by EMG (EMG Project No. 24391013.96B).

9. Eagle's Nest: That certain Phase I Environmental Site Assessment of Eagle's Nest Apartments, 5211 Fredericksburg Road, San Antonio, Texas 78229, dated October 18, 1996 and prepared by EMG (EMG Project No. 24391017.96B).

10. Harbor Cove: That certain Phase I Environmental Site Assessment of Harbor Cove Apartments, 1300 Patricia, San Antonio, Texas 78213, dated October 18, 1996 and prepared by EMG (EMG Project No. 24391021.96B).






                             Sch. 2.1.16 _ page 1

11. La Jolla: That certain Phase I Environmental Site Assessment of La Jolla Apartments, 10707 IH 10 West, Texas 78230, dated October 18, 1996 and prepared by EMG (EMG Project No. 24391025.96B).

12. Brookdale Lakes: That certain Phase I Environmental Site Assessment of Brookdale Lakes Apartments, 1812 Gowdy Road, Naperville, Illinois 60563, dated October 17, 1996 and prepared by EMG (EMG Project No. 24391031.96B).

13. Franklin Oaks: That certain Phase I Environmental Site Assessment of Franklin Oaks Apartments, 300 Royal Oaks Boulevard, Franklin, Tennessee 37064, dated October 17, 1996 and prepared by EMG (EMG Project No. 24391033.96B).

14. Crossings of Bellevue: That certain Phase I Environmental Site Assessment of Crossings of Bellevue Apartments, 1 Club Parkway, Nashville, Tennessee 37221, dated October 17, 1996 and prepared by EMG (EMG Project No. 24391047.96B).






                             Sch. 2.1.16 _ page 2